As filed with the Securities and Exchange Commission on April 19, 2018
File No. 333-136543
811-08584
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	21	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	321	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE

(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2018 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

THE DIRECTOR
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.thehartford.com/annuities

On December 3, 2017, a Stock and Asset Purchase Agreement (the “Purchase Agreement”) was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of Hartford Life Insurance Company ("HLIC") and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.
The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. Talcott Resolution will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your insurance contract will NOT change as a result of the Sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.
Additional information regarding the Talcott Resolution Sale Transaction can be found on The Hartford's* website at https://ir.thehartford.com and in Current Reports on Form 10-K filed by HFSG on February 23, 2018 and by HLIC on March 1, 2018 with the Securities and Exchange Commission.
*The Hartford Financial Services Group, Inc., (NYSE: HIG) operates through its subsidiaries under the brand name, The Hartford, and is headquartered in Hartford, Conn.
* * * * * * * * * *
The variable annuity product described in this prospectus is no longer for sale. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in-force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”). This is an individual, deferred, flexible-premium variable annuity. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

✓	AIM Variable Insurance Funds	✓	Lord Abbett & Co. LLC

✓	AllianceBernstein L.P.	✓	MFS Investment Management

✓	Fidelity Investments	✓	Oppenheimer Variable Account Funds

✓	Franklin Templeton Investments	✓	Putnam Investments, LLC

✓	Hartford HLS Funds	✓	Hartford Investment Management Company
Please see Appendix C (Fund Data) for additional information.

Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or the SEC’s website ( www.sec.gov ).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).

We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2018
Date of Statement of Additional Information: May 1, 2018

1.	Highlights

a.	Overview
This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.
This variable annuity provides:

✓	Tax-deferred investing (subject to possible IRS penalty)(Sections 5(c), 8 & 9)

✓	Professional money management (Section 3 & Appendix C)

✓	Guaranteed fixed or lifetime withdrawal benefits (Sections 2, 5(d) & Appendices D - F)

✓	Optional death and/or withdrawal benefits (Section 6 & Appendices D - F)

✓	Death benefit protection (Sections 2, 5(e) & 6)

b.	Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus*	Guaranteed Minimum Death Benefit that ratchets up based on performance
The Hartford’s Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
The Hartford’s Lifetime Income Builder Portfolios*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
The Hartford’s Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annuity step-up rights
The Hartford’s Lifetime Income Foundation*	Guaranteed Minimum Lifetime Withdrawal Benefit
* Closed to new investors.
For The Hartford's Lifetime Income Builder Portfolios, The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation, partial Surrenders taken prior to the Lifetime Income Eligibility Date or Eligible Withdrawal Year, or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected will be identified on your Contract. Not every optional feature may be available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 6 & Appendices D - F.
Not every variation of this variable annuity may be available from your Financial Intermediary.

c.	Investment Options (Sections 3 & Appendix C)
You may invest in:

✓	Funds with different investment strategies, objectives and risk/reward profiles.
✓	In certain circumstances, you may also invest in a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

d.	Charges and Fees (Sections 2, 5(b) & 5(c))
You will pay the following types of fees:

✓	Sales charges (vary by Contract version)
✓	Contract expenses
✓	Optional rider fees (if selected)
✓	Fund expenses

e.	Ask Questions Before You Invest
Before you decide to buy any variable annuity, consider the following questions:

✓	Will you use the variable annuity primarily to save for retirement or a similar long-term goal?

✓	Are you investing in the variable annuity through a retirement plan or IRA (which would mean that you are not receiving any additional tax-deferral benefit from the variable annuity)?

✓	Are you willing to take the risk that your Contract Value will decrease if your underlying investment options perform poorly?

✓	Do you intend to hold this variable annuity long enough to avoid paying any Surrender charges if you have to withdraw money?

✓
If you are exchanging one annuity for another one, do the benefits of the exchange outweigh the costs, such as any surrender charges you might have to pay if you withdraw your money before the end of the Surrender charge period for the new annuity?

✓	Do you need an optional living or Death Benefit?

✓	Can you cancel your contract? (Section 5(a))

f.	Commissions for selling this variable annuity (Section 7(f))
We pay a commission to your Financial Intermediary for selling this variable annuity. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age. Maximum up-front commissions are 7%.
We also provide various promotional incentives to Financial Intermediaries to promote our products. These arrangements create a potential conflict of interest. You should ask your investment professional for information regarding these matters.
g. Surrender Offers
In 2013 and 2014 we made an Enhanced Surrender Value offers (“Offers”) to certain Contract Owners. The Offers provided you the option to fully surrender your Contract in return for an enhanced surrender value. The Offers are no longer available. We may make additional offers in the future that may be similar to the Offers or may be different than the Offers. We will notify you in writing if additional offers are available.
h. Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Request Form In Good Order during the Election Period. The Election Period begins when we send you the Annuity Commencement Date Deferral Option rider and ends on your Annuity Commencement Date. The Annuity Commencement Date Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option ("Deferral Option").

2.	Synopsis
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your variable annuity. This first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Contingent Deferred Sales Charge (1) (as a percentage of Premium Payments)
First Year	8%
Second Year	8%
Third Year	8%
Fourth Year	7%
Fifth Year	6%
Sixth Year	5%
Seventh Year	4%
Eighth Year	0%
Ninth Year	0%
Surrender Fee (as a percentage of amount Surrendered, if applicable)	None
Exchange Fee	None

(1)	Each Premium Payment has its own Contingent Deferred Sales Charge (CDSC) schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own this variable annuity, not including Fund fees and expenses.

Annual Maintenance Fee (2)	$30
Separate Account Annual Expenses (as a percentage of average daily Contract Value)
Mortality and Expense Risk Charge	0.80%
Administrative Fees	0.20%
Total Separate Account Annual Expenses	1.00%
Maximum Optional Charges (as a percentage of average daily Contract Value)
MAV/MAV Plus Charge	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges (3)	1.30%
Maximum Optional Charges (4) (as a percentage of Payment Base) (5)
The Hartford’s Lifetime Income Foundation Charge (7)	0.30%
The Hartford’s Lifetime Income Builder II Charge (6)(7)	0.75%
The Hartford’s Lifetime Income Builder Selects (6)(7)
Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%
The Hartford’s Lifetime Income Builder Portfolios (6)(7)
Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%

(2)	Fee waived if Contract Value is $50,000 or more on your Contract Anniversary.

(3)	This total only reflects the MAV/MAV Plus Charge and does not include any charge as a percentage of Payment Base.

(4)	Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(5)	Please see the Definitions section and Appendices D - F for more information describing the Payment Base.

(6)
Current rider charge for The Hartford's Lifetime Income Builder II is 0.75%. Current charges for The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%.

(7)	You may not own more than one of these optional riders at the same time.
The next item shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses) (8)	0.4%	1.37%

(8)	Please see Appendix C for additional information.

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible including the election of the optional MAV/MAV Plus Death Benefit at the highest possible charge of .30% and The Hartford's Lifetime Income Builder Portfolios optional benefit rider at the highest possible charge of 1.50%. The example illustrates the effect of fees and expenses that you could incur (other than taxes).
Your actual fees and expenses may vary. For every $10,000 invested here’s how much you would pay under each of the three scenarios posed:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,193
3 years	$2,120
5 years	$2,866
10 years	$4,655

(2)	If you annuitize at the end of the applicable time period.

1 year	$274
3 years	$1,192
5 years	$2,118
10 years	$4,465

(3)	If you do not Surrender your Contact:

1 year	$457
3 years	$1,377
5 years	$2,304
10 years	$4,655

Financial Information
When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us.
Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

3.	General Information
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company is a subsidiary of Hartford Life Insurance Company. Our corporate offices are located in Hartford, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Hartford Life Insurance Company only) and/or state insurance departments. For example, Hartford Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature is part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in Massachusetts.
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.
The Funds
At the time you purchased your Contract, you allocated your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2017, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):

AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2017, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2017, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $48.2 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
Important Information You Should Know: This portion of the prospectus relating to the Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. The Fixed Accumulation Feature interest rates may vary by State. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

4.	Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account’s inception or the Sub-Account’s inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any CDSC, and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for any applicable CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

5.	The Contract

a.	Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchased by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Section 401(a) of the Code;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
We no longer accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
Not all forms of contracts may be available through your investment professional or from each issuing company.
How were Contracts Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash; third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments of $1 million or more unless we provide prior approval. We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Premium Payments of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payments:

•	if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more;

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of Right to Cancel provision you had when you Purchased your Contract.
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.

•	InvestEase®
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix H for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your investment professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•	Dollar Cost Averaging
We offered two dollar cost averaging programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program. Please note that no additional Premium Payments or Account Value may be allocated to the Fixed Accumulation Feature as of October 4, 2013.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.

•	Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments or, if an optional withdrawal benefit is elected, up to the allowable limit under the rider, each Contract Year without a CDSC, if applicable. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount (AWA) and rider limit, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see sections 8 and 9 for more information about the tax consequences associated with your Contract. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund.

•	You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program, you must wait six months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

•
We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

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Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

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Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•	These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

•	Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

•
Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

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Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

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These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers
Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.

Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney - You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.

b.	Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge of 0.80% for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat $30 fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include Contracts from our Putnam Hartford line of variable annuity Contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
We apply a daily administration charge of 0.20% against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
This charge is designed to recover the expense of distributing the Contracts that are surrendered before distribution expenses have been recouped from revenue generated by these Contracts. Core, Outlook and Plus Contracts are each subject to a CDSC schedule. Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. A CDSC will not exceed your total Premium Payments. After the AWA deduction, surrenders will then be taken:
1st - from earnings,
2nd - from Premium Payments not subject to a CDSC,
3rd - from Premium Payments subject to a CDSC on a first-in-first-out basis, and,
4th - from Payment Enhancements (Plus Contracts only).
The following Surrenders are NOT subject to a CDSC:

•
Annual Withdrawal Amount (AWA) - Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

•	Benefit Payments or Lifetime Benefit Payments that may exceed the AWA under any optional benefit rider.

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If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

✓	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

✓	facility certified by Medicare as a hospital or long-term care facility; or

✓	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 90 calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

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Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

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For Required Minimum Distributions (RMDs) - This allows Annuitants who are age 70½ or older, with a Contract held under an IRA, to Surrender an amount equal to the RMD for the Contract without a CDSC for one year’s RMD for that Contract Year. All requests for RMDs must be in writing.

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For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

•	Exchanges - As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.

•	Settlements - We may, in our sole discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses and the Synopsis.
Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, all living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

c.	Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders - You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7(b) (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
See section 6 and Appendices D - F for information regarding the impact of Surrenders to Death Benefits and optional benefits.
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7(b) (State Variations) for additional details.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone or Internet Requests - To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
More than one Contract issued in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Annuity Commencement Date Deferral Option
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
We may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:

•	You own one or more eligible contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company

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The Deferral Option is not available if you have elected any of the following living benefit riders: The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Portfolios, The Hartford's Lifetime Income Builder Selects;

•	You have not elected the Deferral Option previously;

•	Your beneficiaries have not elected a death benefit settlement option;

•	You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;

•	The state in which your Contract was issued has approved the Deferral Option rider;

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We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;

•	You must not be beyond your Annuity Commencement Date or have annuitized your Contract;

•	You must be a customer of a Financial Intermediary in accordance with our records;

•	The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and

•	During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:

•	Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");

•	All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:

•
The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;

•	All optional Death Benefit rider charges will no longer be assessed;

•	No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate;

•	You may not transfer money into your Contract through a 1035 exchange, direct transfer or direct rollover unless the request to transfer money was received prior to the Election Period;

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At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;

•
Similarly, if there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;

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The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;

•	If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and

•	If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.

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If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.

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If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.

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Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.

Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified. All inconsistent terms set forth in this Prospectus will not apply after your Annuity Commencement Date.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations

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We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;

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It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;

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It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;

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Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the Fixed Accumulation Feature;

•	Whether you have other assets to meet your future income needs;

•	In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;

•	The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•	Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;

•	If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and

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If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

d.	Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout

✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday)

✓	10th Contract Year (subject to state variation)

✓
The Annuity Commencement Date stated in an extension request (subject to your Financial Intermediary’s rules for granting extension requests) received by us not less than 30 days prior to a scheduled Annuity Commencement Date

As of October 4, 2013, we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option ("Deferral Option") section below. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.

•
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

1.	Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

2.	Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

3.	Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

4.	Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

5.	Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

6.	Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A CDSC, if applicable, may be deducted.
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

1.	Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount

Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.

2.	Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

3.	Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.

e.	Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. This Death Benefit is the higher of Contract Value or total Premium Payments adjusted for partial Surrenders. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The standard Death Benefit is issued at no additional cost. The standard Death Benefit is replaced in certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Adjustments for Surrenders
We calculate the adjustment to your aggregate Premium Payments or any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. For any partial Surrender that causes cumulative partial Surrenders during the Contract Year to exceed 10% of Premium Payments, the adjustment is the dollar amount of the partial Surrender that does not exceed 10% of Premium Payments, and the adjustment for the remaining portion of the partial Surrender is a factor applied to the portion of Premium Payments that exceed 10% of Premium Payments, as follows:
1 - (A/(B-C)) where:

A =	partial Surrenders during the Contract Year in excess of 10% of Premium Payments.

B =	Contract Value immediately prior to the partial Surrender.

C =	10% of Premium Payments less any partial Surrenders during the Contract Year. If C results in a negative number, C becomes zero.
For partial Surrenders during each Contract Year that are entirely in excess of 10% of Premium Payments, the adjustment is a factor applied to adjusted Premium Payments immediately before the Surrender as follows:
1 - (A/B) where:

A =	partial Surrenders during the Contract Year in excess of 10% of Premium Payments.

B =	Contract Value immediately prior to the partial Surrender.
A partial Surrender that exceeds 10% will cause a proportionate reduction in your Death Benefit. See Examples 1 and 2 under Standard Death Benefit in Appendix A.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation - If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the Contract may continue with the Spouse as Owner through a Spousal Contract continuation election, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.

6.	Optional Death Benefits
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.

a.	MAV Plus
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of A, B, C or D, where:

A =	Contract Value on the date we receive due proof of death.

B =	Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C =
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix A for illustrations of this adjustment.
For any partial Surrender that causes cumulative partial Surrenders during the Contract Year to exceed 10% of Premium Payments, the adjustment is first made on a dollar-for-dollar basis up to 10% of Premium Payments and then the adjustment with respect to the amounts over 10% of Premium Payments is based on the following formulas:
1 - (A/(B - C)) where:

A =	partial Surrenders during the Contract Year in excess of 10% of Premium Payments.

B =	Contract Value immediately prior to the partial Surrender.

C =	10% of Premium Payments less any partial Surrenders during the Contract Year. If C results in a negative number, C becomes zero.
For partial Surrenders during each Contract Year that are entirely in excess of 10% of Premium Payments, the adjustment is a factor applied to adjusted Premium Payments immediately before the Surrender as follows:
1 - (A/B) where:

A =	partial Surrenders during the Contract Year in excess of 10% of Premium Payments.

B =	Contract Value immediately prior to the partial Surrender.
Please refer to the examples in Appendix A for illustrations of this adjustment.

D =	Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

•	If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

•
If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:

•	the Contract Value on the date this rider was added to your Contract; plus

•	Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

•	any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the standard Death Benefit and the MAV Plus Death Benefit.
When can you buy this rider?
The MAV Plus rider is closed to new investors (and existing Owners). You could elect this rider only at the time of issue and your choice is irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.

Can you revoke this rider?
No.
What happens if I choose the Annuity Commencement Date Deferral option?
The MAV Plus rider terminates as of your original Annuity Commencement Date and is not in effect after your original Annuity Commencement Date.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
We reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	This rider is not available in all states or is named differently in those states.

•	If your Contract has no gain, your Beneficiary will receive no additional benefit.

•	A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

•	This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

•	Annuitizing your Contract will cause this rider to terminate.

7.	Miscellaneous
a. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a CDSC. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (may also be referred to as "Lifetime Withdrawal Benefit") under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II, any Contract Year following the Relevant Covered Life’s 60th birthday.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. The Fixed Accumulation Feature was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios) are excluded from this definition. For the purposes of The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Builder Selects, a Lifetime Benefit Payment is the greater of (a) your Withdrawal Percent multiplied by your Payment Base (sometimes referred to as “Guaranteed Withdrawal”) or (b) your Withdrawal Percent multiplied by your Contract Value as of the relevant measuring point (sometimes referred to as “Withdrawal Available”).
Lifetime Income Eligibility Date: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios has been elected. In The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios Payment Base excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company-sponsored exchange program.

Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front end charges, Payment Enhancements, etc.).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be based on the attained age of the oldest Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be based on the attained age of the youngest Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the applicable measuring point.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% (Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percent: The multiplier used in calculating Lifetime Benefit Payments under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - The Fixed Accumulation Feature is not available.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, the Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any

subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.
Connecticut - The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, contract aggregation provisions do not apply.
Florida - The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply. The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, contract aggregation provisions do not apply.
Georgia - The Hartford's Lifetime Income Builder Selects is referred to as the Guaranteed Withdrawal and Death Benefit Rider (Limited Automatic Increase Feature) in your Contract. The Hartford's Lifetime Income Builder Portfolios is referred to as Guaranteed Withdrawal and Death Benefit Rider (Unlimited Automatic Increase Feature).
Illinois - The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, contract aggregation provisions do not apply. The rider charge for The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, are only deducted from the Sub-Accounts. The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder Selects, or The Hartford's Lifetime Income Builder Portfolios.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Nursing Home Waiver is not available. The Fixed Accumulation Feature investment restrictions do not apply to investors.
Minnesota - MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. The investment restrictions and the contract aggregation provisions of The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios and The Hartford's Lifetime Income Foundation are not applicable. The Nursing Home Waiver is not available.
New York - A Contract may not be issued by Hartford Life and Annuity Insurance Company in New York. The rider charge for The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, are only deducted from the Sub-Accounts. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. MAV Plus is not available. The Maximum Anniversary Value (MAV) Death Benefit is offered instead. The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. The only AIRs available are 3% and 5%.
Ohio - The Fixed Accumulation Feature is not available.
Oklahoma - The only AIRs available are 3% and 5%.
Oregon - We will accept subsequent Premium Payments during the first three Contract Years. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available. The only AIRs available are 3% and 5%.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available.
Texas - The only AIRs available are 3% and 5%.
Washington - MAV Plus is not available. Maximum Anniversary Value (MAV) Death Benefit is offered instead. In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year. The Fixed Accumulation is not available if you elect The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation. The rider charge for The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation is only deducted from the Sub-Accounts.

c.	More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Contract Owners through regular mail as an endorsement to their Contract.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

d.	Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

e.	How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2017. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Core Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up”): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and investment professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

•	Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

•	Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.

Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2017, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2017, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2017, Additional Payments did not in the aggregate exceed approximately $15.6 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $18,500.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Operational Risks
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

APP TAX-2

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

APP TAX-3

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

APP TAX-4

d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

APP TAX-5

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges .

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent

APP TAX-6

to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.

APP TAX-7

G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including

APP TAX-8

loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant

APP TAX-9

to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

APP TAX-10

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($18,000 for 2017 and $18,500 for 2018). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).

APP TAX-11

5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.

APP TAX-12

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.

APP TAX-13

8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period

APP TAX-14

in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP A-1

Appendix A - Examples

Page
Standard Death Benefit	APP A-2
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios	APP A-2
The Hartford’s Lifetime Income Foundation	APP A-14
The Hartford’s Lifetime Income Builder II	APP A-18
MAV Plus	APP A-22
Annuity Commencement Date Deferral Option	APP A-23

APP A-2

Standard Death Benefit
Example 1
Assume that:

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $8,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403.
The adjustment to your total Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. The partial Surrender of $8,000 is less than 10% of Premium Payments. Your adjusted total Premium Payments is $92,000.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.
Example 2
Assume that:

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000.
The adjustments to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000. Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.
The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	• 5% of your Payment Base	• 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A

APP A-3

Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Withdrawal Percent	5%	5%
	• Based on your age	• Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	• 5% of your Payment Base	• 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	• Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	• Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	• Remaining for Contract Year	• Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percent	4.5%	4.5%
	• Based on your age	• Based on your age
Lifetime Benefit Payment	$4,500	$4,500

APP A-4

	• 5% of your Payment Base	• 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	• Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	• Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	• Remaining for Contract Year	• Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• Prior Payment Base reduced by withdrawal	• Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	• Remaining for the Contract Year	• Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000

APP A-5

• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less I. • Resulting in -0.04%, subject to minimum of 0%, No change to the Payment Base	• Greater of the Contract Value prior to the rider charge being taken, or • Your current Payment Base
Threshold	$4,950	$4,950
	• 5% of your Payment Base	• 5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• Prior Payment Base reduced by withdrawal	• Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	• Remaining for the Contract Year	• Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000

APP A-6

	• The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less I. • Resulting in 0.06%, subject to minimum of 0% and maximum of 10%	• Greater of the Contract Value prior to the rider charge being taken, or • Your current Payment Base
Threshold	$5,250	$5,250
	• 5% of your Payment Base	• 5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• Prior Payment Base reduced by withdrawal	• Prior Payment Base reduced by withdrawal
Withdrawal Percent	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	• Remaining for the Contract Year	• Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less I. • Resulting in -0.04%, subject to minimum of 0%. No change to the Payment Base	• Greater of the Contract Value prior to the rider charge being taken, or • Your current Payment Base
Threshold	$4,455	$4,455
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50

APP A-7

	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	• Prior Payment Base increased by the Premium Payment	• Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	• Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value	• Withdrawal Percent multiplied by your Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	• Prior Death Benefit increased by the Premium Payment	• Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	• Prior Payment Base increased by the Premium Payment	• Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	• Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	• Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	• Prior Death Benefit increased by the Premium Payment	• Prior Death Benefit increased by the Premium Payment

APP A-8

Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	• Partial Surrender did not exceed the Lifetime Benefit Payment	• Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0

• Remaining Lifetime Benefit Payment for the Contract Year
• Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary
• Available Lifetime Benefit Payment was $3,300

• Remaining Lifetime Benefit Payment for the Contract Year
• Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
• Available Lifetime Benefit Payment was $3,000

Guaranteed Minimum Death Benefit	$47,000	$47,000
	• Prior Death Benefit reduced by the partial Surrender	• Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	• Partial Surrender did not exceed the Lifetime Benefit Payment	• Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0

• Remaining Lifetime Benefit Payment for the Contract Year
• Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary
• Available Lifetime Benefit Payment was $3,025

• Remaining Lifetime Benefit Payment for the Contract Year
• Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
• Available Lifetime Benefit Payment was $2,750

Guaranteed Minimum Death Benefit	$47,250	$47,250
	• Prior Death Benefit reduced by the partial Surrender	• Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000

APP A-9

	• Partial Surrender did not exceed the Lifetime Benefit Payment	• Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0

• Remaining Lifetime Benefit Payment for the Contract Year
• Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary
• Available Lifetime Benefit Payment was $3,300

• Remaining Lifetime Benefit Payment for the Contract Year
• Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
• Available Lifetime Benefit Payment was $3,000

Guaranteed Minimum Death Benefit	$47,000	$47,000
	• Prior Death Benefit reduced by the partial Surrender	• Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	• Proportional reduction: 1-($700/($52,000-$300)	• Proportional reduction: 1-($1000/($52,000)
Lifetime Benefit Payment	$0	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	• Prior Death Benefit reduced by partial Surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above.	• Prior Death Benefit reduced by partial Surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above.
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0

• Remaining Lifetime Benefit Payment for the Contract Year
• Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary
• Available Lifetime Benefit Payment was $3,025

• Remaining Lifetime Benefit Payment for the Contract Year
• Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
• Available Lifetime Benefit Payment was $2,750

Guaranteed Minimum Death Benefit	$47,250	$47,250

APP A-10

Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	• Proportional reduction: 1-($1,725/($49,000-$275)	• Proportional reduction: 1-($2000/($49,000)
Lifetime Benefit Payment	$0	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	• Prior Death Benefit reduced by partial Surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above.	• Prior Death Benefit reduced by partial Surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above.
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	• 5% of your Payment Base	• 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	• The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1. • Resulting in 0.15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	• Greater of the Contract Value prior to the rider charge being taken, or • Your current Payment Base
Threshold	$5,500	$5,750
	• 5% of your Payment Base	• 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.

APP A-11

Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Values after the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	• The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1. • Resulting in 0.15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	• Greater of the Contract Value prior to the rider charge being taken, or • Your current Payment Base
Threshold	$4,950	$5,175
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 18: Spousal Continuation (Single Life)
On date of Spousal Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	• Equal to the Contract Value on date of continuation	• Equal to the Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	• Withdrawal Percent is set using the oldest Covered Life's age on the effective date of continuation	• Withdrawal Percent is set using the oldest Covered Life's age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	• Withdrawal Percent multiplied by the Payment Base on date of continuation	• Withdrawal Percent multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	• Equal to Contract Value on date of continuation	• Equal to Contract Value on date of continuation

APP A-12

Example 19: Spousal Continuation (Joint/Spousal)
On date of Spousal Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	• Greater of Contract Value or Payment Base on date of continuation	• Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	• Withdrawal Percent is set using the oldest Covered Life's age on the effective date of continuation	• Withdrawal Percent is set using the oldest Covered Life's age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	• Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on date of continuation	• Withdrawal Percent multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	• Equal to Contract Value on date of continuation	• Equal to Contract Value on date of continuation
Example 20: Withdrawal Percent Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percent is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%	6%
Threshold	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	• The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less I. • Resulting in 0.11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	• Greater of the Contract Value prior to the rider charge being taken, or • Your current Payment Base
Withdrawal Percent	6.5%	6.5%
	• Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased.	• Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased.
Lifetime Benefit Payment	7,507.50	7,605
Rider Charge	$977.50	$1,345.50

APP A-13

	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	• No change due to anniversary processing	• No change due to anniversary processing
(1) The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $2,000

•	Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

•	Contract Value is transferred to approved investment program

•	We will no longer accept subsequent Premium Payments

•	We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

•	The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

•	We will waive the Annual Maintenance Fee and rider fee

•	Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $2,000

•	Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

•	Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Threshold	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500

APP A-14

Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,000), less I results in .20%, capped at 10%.	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased.	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased.
Lifetime Benefit Payment	8,800	9,600
Rider Charge	$935	$1,380
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select The Hartford’s Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
The Hartford's Lifetime Income Foundation
This Optional Withdrawal Benefit is closed to new investors if The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios is approved in your state.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

APP A-15

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

APP A-16

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•	Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455

•	Your Guaranteed Minimum Death Benefit is $99,000
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•	Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment

APP A-17

Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0

•	Your Guaranteed Minimum Death Benefit is $46,700
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0

•	Your Guaranteed Minimum Death Benefit is $46,975.

APP A-18

After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

The Hartford's Lifetime Income Builder II
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $5,500.

APP A-19

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%. (95,000/100,000) - 1 = -.05 subject to the minimum of 0%

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•
The annual charge for The Hartford's Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation. $99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%. (95,000/100,000) - 1 = -.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•
The annual charge for The Hartford's Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation. $99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.

APP A-20

After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•	Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•	Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

APP A-21

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%. $110,000/$100,000) - 1 = .10 subject to the maximum of 10%

•	Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%. ($105,000/$100,000) - 1 = .05 subject to the maximum of 10%

•	Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

APP A-22

Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
LBP = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (greater of Contract Value or Payment Base on date of continuation)
MAV Plus
Example 1
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Standard Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Standard Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$117,403],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$0],
So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0), which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000.
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under Standard Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and add 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Standard Death Benefit,

APP A-23

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$120,000],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000), which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death (40% of $30,000 is $12,000), and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.
Annuity Commencement Date Deferral Option
This example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.

APP A-24

The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.

APP A-25

Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).

APP B-1

Appendix B - Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all classes of Accumulation Unit Values corresponding to all combinations of optional benefits.
Hartford Life Insurance Company

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.777	$12.357	$12.322	$11.619	$10.093	$8.992	$9.369	$8.580	$6.963	$10.077
Accumulation Unit Value at end of period	$14.626	$12.777	$12.357	$12.322	$11.619	$10.093	$8.992	$9.369	$8.580	$6.963
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.422	$12.049	$12.051	$11.398	$9.931	$8.874	$9.274	$8.518	$6.934	$10.065
Accumulation Unit Value at end of period	$14.177	$12.422	$12.049	$12.051	$11.398	$9.931	$8.874	$9.274	$8.518	$6.934
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.195	$6.307	$6.221	$6.718	$5.529	$4.890	$6.131	$5.937	$4.463	$9.650
Accumulation Unit Value at end of period	$7.672	$6.195	$6.307	$6.221	$6.718	$5.529	$4.890	$6.131	$5.937	$4.463
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$6.022	$6.150	$6.085	$6.590	$5.440	$4.826	$6.069	$5.895	$4.445	$9.639
Accumulation Unit Value at end of period	$7.436	$6.022	$6.150	$6.085	$6.590	$5.440	$4.826	$6.069	$5.895	$4.445
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.981	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.008	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.972	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.996	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.515	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.667	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.506	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.654	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-2

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.548	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.869	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.539	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.855	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.455	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.694	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.446	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.681	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.471	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.800	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.462	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.786	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.491	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.688	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.482	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.675	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.649	$14.672	$14.758	$13.350	$10.297	$8.955	$9.304	$8.037	$5.993	$10.562
Accumulation Unit Value at end of period	$18.837	$15.649	$14.672	$14.758	$13.350	$10.297	$8.955	$9.304	$8.037	$5.993
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-3

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.214	$14.307	$14.434	$13.097	$10.132	$8.838	$9.210	$7.980	$5.968	$10.549
Accumulation Unit Value at end of period	$18.259	$15.214	$14.307	$14.434	$13.097	$10.132	$8.838	$9.210	$7.980	$5.968
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.336	$14.742	$15.137	$14.419	$10.719	$9.451	$10.708	$8.412	$6.080	$10.168
Accumulation Unit Value at end of period	$19.495	$16.336	$14.742	$15.137	$14.419	$10.719	$9.451	$10.708	$8.412	$6.080
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.882	$14.375	$14.805	$14.145	$10.547	$9.327	$10.599	$8.352	$6.054	$10.156
Accumulation Unit Value at end of period	$18.896	$15.882	$14.375	$14.805	$14.145	$10.547	$9.327	$10.599	$8.352	$6.054
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.828	$13.153	$14.308	$13.826	$12.266	$11.006	$10.869	$9.754	$7.278	$10.515
Accumulation Unit Value at end of period	$16.083	$14.828	$13.153	$14.308	$13.826	$12.266	$11.006	$10.869	$9.754	$7.278
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	4	4	4	4	2	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.440	$12.847	$14.017	$13.586	$12.089	$10.881	$10.777	$9.701	$7.260	$10.509
Accumulation Unit Value at end of period	$15.615	$14.440	$12.847	$14.017	$13.586	$12.089	$10.881	$10.777	$9.701	$7.260
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.389	$13.875	$14.560	$13.927	$11.031	$9.836	$10.251	$9.255	$7.588	$10.236
Accumulation Unit Value at end of period	$16.531	$15.389	$13.875	$14.560	$13.927	$11.031	$9.836	$10.251	$9.255	$7.588
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.986	$13.553	$14.264	$13.685	$10.872	$9.724	$10.164	$9.204	$7.569	$10.231
Accumulation Unit Value at end of period	$16.050	$14.986	$13.553	$14.264	$13.685	$10.872	$9.724	$10.164	$9.204	$7.569
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.810	$12.902	$13.724	$12.950	$10.215	$9.035	$9.229	$8.394	$6.732	$10.242
Accumulation Unit Value at end of period	$15.872	$14.810	$12.902	$13.724	$12.950	$10.215	$9.035	$9.229	$8.394	$6.732
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	5	5	5	5	2	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.422	$12.602	$13.446	$12.726	$10.068	$8.931	$9.151	$8.347	$6.715	$10.237
Accumulation Unit Value at end of period	$15.411	$14.422	$12.602	$13.446	$12.726	$10.068	$8.931	$9.151	$8.347	$6.715
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.070	$15.580	$17.016	$17.105	$12.692	$10.839	$11.389	$8.977	$7.027	$10.786
Accumulation Unit Value at end of period	$21.970	$20.070	$15.580	$17.016	$17.105	$12.692	$10.839	$11.389	$8.977	$7.027
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-4

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.545	$15.217	$16.670	$16.808	$12.509	$10.715	$11.293	$8.928	$7.009	$10.780
Accumulation Unit Value at end of period	$21.331	$19.545	$15.217	$16.670	$16.808	$12.509	$10.715	$11.293	$8.928	$7.009
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.297	$14.642	$14.640	$13.781	$10.008	$8.542	$9.739	$8.443	$5.855	$10.592
Accumulation Unit Value at end of period	$18.497	$15.297	$14.642	$14.640	$13.781	$10.008	$8.542	$9.739	$8.443	$5.855
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	1	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.897	$14.302	$14.343	$13.541	$9.864	$8.444	$9.656	$8.397	$5.840	$10.586
Accumulation Unit Value at end of period	$17.960	$14.897	$14.302	$14.343	$13.541	$9.864	$8.444	$9.656	$8.397	$5.840
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.767	$14.741	$15.064	$13.470	$10.313	$9.170	$9.142	$8.156	$6.608	$9.878
Accumulation Unit Value at end of period	$19.648	$16.767	$14.741	$15.064	$13.470	$10.313	$9.170	$9.142	$8.156	$6.608
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.301	$14.375	$14.733	$13.214	$10.147	$9.050	$9.049	$8.098	$6.580	$9.866
Accumulation Unit Value at end of period	$19.045	$16.301	$14.375	$14.733	$13.214	$10.147	$9.050	$9.049	$8.098	$6.580
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.445	$16.692	$15.089	$13.352	$9.935	$7.910	$8.768	$7.533	$5.870	$10.913
Accumulation Unit Value at end of period	$21.238	$16.445	$16.692	$15.089	$13.352	$9.935	$7.910	$8.768	$7.533	$5.870
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	1	1	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.987	$16.277	$14.758	$13.098	$9.775	$7.806	$8.679	$7.479	$5.846	$10.900
Accumulation Unit Value at end of period	$20.586	$15.987	$16.277	$14.758	$13.098	$9.775	$7.806	$8.679	$7.479	$5.846
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.318	$11.290	$11.193	$11.762	$9.773	$8.213	$9.643	$8.507	$6.439	$11.261
Accumulation Unit Value at end of period	$14.035	$11.318	$11.290	$11.193	$11.762	$9.773	$8.213	$9.643	$8.507	$6.439
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.003	$11.009	$10.948	$11.538	$9.616	$8.105	$9.545	$8.446	$6.412	$11.247
Accumulation Unit Value at end of period	$13.604	$11.003	$11.009	$10.948	$11.538	$9.616	$8.105	$9.545	$8.446	$6.412
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.009	$15.846	$17.437	$16.449	$11.507	$10.051	$10.505	$8.548	$6.678	$10.473
Accumulation Unit Value at end of period	$20.028	$16.009	$15.846	$17.437	$16.449	$11.507	$10.051	$10.505	$8.548	$6.678
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-5

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.590	$15.477	$17.083	$16.164	$11.342	$9.936	$10.416	$8.501	$6.661	$10.467
Accumulation Unit Value at end of period	$19.445	$15.590	$15.477	$17.083	$16.164	$11.342	$9.936	$10.416	$8.501	$6.661
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.525	$13.074	$13.283	$12.671	$12.975	$12.187	$11.505	$10.808	$9.492	$10.379
Accumulation Unit Value at end of period	$14.081	$13.525	$13.074	$13.283	$12.671	$12.975	$12.187	$11.505	$10.808	$9.492
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	2	2	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.149	$12.749	$12.992	$12.430	$12.767	$12.027	$11.388	$10.731	$9.452	$10.367
Accumulation Unit Value at end of period	$13.649	$13.149	$12.749	$12.992	$12.430	$12.767	$12.027	$11.388	$10.731	$9.452
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.593	$9.597	$9.681	$9.768	$9.867	$9.966	$10.066	$10.167	$10.263	$10.149
Accumulation Unit Value at end of period	$9.594	$9.593	$9.597	$9.681	$9.768	$9.867	$9.966	$10.066	$10.167	$10.263
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.326	$9.358	$9.468	$9.583	$9.708	$9.835	$9.964	$10.094	$10.220	$10.137
Accumulation Unit Value at end of period	$9.299	$9.326	$9.358	$9.468	$9.583	$9.708	$9.835	$9.964	$10.094	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-6

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.938	$13.971	$15.569	$14.364	$10.832	$9.345	$9.362	$7.739	$5.617	$9.686
Accumulation Unit Value at end of period	$17.307	$15.938	$13.971	$15.569	$14.364	$10.832	$9.345	$9.362	$7.739	$5.617
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.495	$13.624	$15.227	$14.091	$10.659	$9.223	$9.267	$7.684	$5.594	$9.674
Accumulation Unit Value at end of period	$16.775	$15.495	$13.624	$15.227	$14.091	$10.659	$9.223	$9.267	$7.684	$5.594
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.661	$9.749	$9.846	$9.943	$9.988	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.619	$9.661	$9.749	$9.846	$9.943	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.557	$9.673	$9.799	$9.926	$9.984	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.487	$9.557	$9.673	$9.799	$9.926	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.101	$11.291	$11.711	$11.818	$10.054	$8.811	$9.569	$8.583	$6.426	$10.314
Accumulation Unit Value at end of period	$13.488	$11.101	$11.291	$11.711	$11.818	$10.054	$8.811	$9.569	$8.583	$6.426
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.810	$11.029	$11.473	$11.613	$9.910	$8.711	$9.488	$8.536	$6.410	$10.309
Accumulation Unit Value at end of period	$13.096	$10.810	$11.029	$11.473	$11.613	$9.910	$8.711	$9.488	$8.536	$6.410
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.904	$11.991	$12.469	$11.699	$8.695	$7.835	$8.426	$7.249	$6.158	$9.783
Accumulation Unit Value at end of period	$15.607	$13.904	$11.991	$12.469	$11.699	$8.695	$7.835	$8.426	$7.249	$6.158
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.517	$11.693	$12.195	$11.476	$8.555	$7.732	$8.341	$7.197	$6.132	$9.771
Accumulation Unit Value at end of period	$15.128	$13.517	$11.693	$12.195	$11.476	$8.555	$7.732	$8.341	$7.197	$6.132
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.040	$13.961	$14.183	$13.236	$11.259	$10.251	$10.193	$9.390	$8.057	$10.266
Accumulation Unit Value at end of period	$16.681	$15.040	$13.961	$14.183	$13.236	$11.259	$10.251	$10.193	$9.390	$8.057
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.647	$13.637	$13.896	$13.006	$11.097	$10.134	$10.106	$9.339	$8.037	$10.261
Accumulation Unit Value at end of period	$16.196	$14.647	$13.637	$13.896	$13.006	$11.097	$10.134	$10.106	$9.339	$8.037
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-7

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.809	$15.810	$16.120	$14.775	$11.005	$9.593	$9.734	$8.841	$7.292	$10.537
Accumulation Unit Value at end of period	$20.691	$17.809	$15.810	$16.120	$14.775	$11.005	$9.593	$9.734	$8.841	$7.292
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	1	1	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.344	$15.443	$15.793	$14.518	$10.847	$9.483	$9.652	$8.792	$7.274	$10.532
Accumulation Unit Value at end of period	$20.090	$17.344	$15.443	$15.793	$14.518	$10.847	$9.483	$9.652	$8.792	$7.274
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.732	$12.880	$12.549	$12.420	$9.878	$8.249	$9.109	$7.952	$5.763	$9.756
Accumulation Unit Value at end of period	$17.184	$12.732	$12.880	$12.549	$12.420	$9.878	$8.249	$9.109	$7.952	$5.763
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.378	$12.560	$12.273	$12.184	$9.719	$8.141	$9.016	$7.895	$5.739	$9.744
Accumulation Unit Value at end of period	$16.656	$12.378	$12.560	$12.273	$12.184	$9.719	$8.141	$9.016	$7.895	$5.739
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.638	$14.192	$13.903	$12.720	$9.774	$8.466	$8.579	$7.481	$5.903	$9.715
Accumulation Unit Value at end of period	$18.058	$15.638	$14.192	$13.903	$12.720	$9.774	$8.466	$8.579	$7.481	$5.903
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.204	$13.839	$13.598	$12.478	$9.617	$8.356	$8.492	$7.427	$5.879	$9.704
Accumulation Unit Value at end of period	$17.504	$15.204	$13.839	$13.598	$12.478	$9.617	$8.356	$8.492	$7.427	$5.879
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.588	$13.019	$13.465	$13.553	$12.697	$11.500	$11.995	$10.753	$6.991	$10.207
Accumulation Unit Value at end of period	$14.411	$13.588	$13.019	$13.465	$13.553	$12.697	$11.500	$11.995	$10.753	$6.991
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	1	1	1	1	1	1	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.210	$12.695	$13.170	$13.296	$12.494	$11.349	$11.874	$10.676	$6.962	$10.195
Accumulation Unit Value at end of period	$13.969	$13.210	$12.695	$13.170	$13.296	$12.494	$11.349	$11.874	$10.676	$6.962
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.384	$14.123	$14.920	$14.819	$14.742	$12.951	$13.208	$11.673	$9.943	$9.917
Accumulation Unit Value at end of period	$14.492	$14.384	$14.123	$14.920	$14.819	$14.742	$12.951	$13.208	$11.673	$9.943
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-8

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.008	$13.795	$14.617	$14.562	$14.530	$12.803	$13.096	$11.609	$9.918	$9.911
Accumulation Unit Value at end of period	$14.070	$14.008	$13.795	$14.617	$14.562	$14.530	$12.803	$13.096	$11.609	$9.918
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.051	$11.120	$12.018	$12.499	$9.664	$8.065	$8.773	$8.257	$6.368	$10.352
Accumulation Unit Value at end of period	$14.124	$12.051	$11.120	$12.018	$12.499	$9.664	$8.065	$8.773	$8.257	$6.368
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	4	4	5	4	4	2	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.736	$10.861	$11.774	$12.282	$9.524	$7.973	$8.699	$8.212	$6.352	$10.347
Accumulation Unit Value at end of period	$13.713	$11.736	$10.861	$11.774	$12.282	$9.524	$7.973	$8.699	$8.212	$6.352
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date November 10, 2017.

APP B-9

Hartford Life and Annuity Insurance Company

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.777	$12.357	$12.322	$11.619	$10.093	$8.992	$9.369	$8.580	$6.963	$10.077
Accumulation Unit Value at end of period	$14.626	$12.777	$12.357	$12.322	$11.619	$10.093	$8.992	$9.369	$8.580	$6.963
Number of Accumulation Units outstanding at end of period (in thousands)	66	79	83	61	65	54	50	60	57	15
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.422	$12.049	$12.051	$11.398	$9.931	$8.874	$9.274	$8.518	$6.934	$10.065
Accumulation Unit Value at end of period	$14.177	$12.422	$12.049	$12.051	$11.398	$9.931	$8.874	$9.274	$8.518	$6.934
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	1	1	1
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.195	$6.307	$6.221	$6.718	$5.529	$4.890	$6.131	$5.937	$4.463	$9.650
Accumulation Unit Value at end of period	$7.672	$6.195	$6.307	$6.221	$6.718	$5.529	$4.890	$6.131	$5.937	$4.463
Number of Accumulation Units outstanding at end of period (in thousands)	83	98	121	144	142	175	164	145	104	38
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$6.022	$6.150	$6.085	$6.590	$5.440	$4.826	$6.069	$5.895	$4.445	$9.639
Accumulation Unit Value at end of period	$7.436	$6.022	$6.150	$6.085	$6.590	$5.440	$4.826	$6.069	$5.895	$4.445
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	18	19	19	24	20	20	18	7
American Funds Bond Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.981	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.008	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	302	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.972	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.996	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	71	—	—	—	—	—	—	—	—	—
American Funds Global Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.515	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.667	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.506	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.654	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.548	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.869	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	—	—	—	—	—	—	—	—	—

APP B-10

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.539	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.855	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	—	—	—	—	—	—	—	—	—
American Funds Growth Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.455	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.694	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	231	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.446	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.681	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	—	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.471	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.800	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	139	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.462	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.786	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	—	—	—	—	—	—	—	—	—
American Funds International Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.491	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.688	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	169	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.482	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.675	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.649	$14.672	$14.758	$13.350	$10.297	$8.955	$9.304	$8.037	$5.993	$10.562
Accumulation Unit Value at end of period	$18.837	$15.649	$14.672	$14.758	$13.350	$10.297	$8.955	$9.304	$8.037	$5.993
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	56	61	81	94	104	88	94	23
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.214	$14.307	$14.434	$13.097	$10.132	$8.838	$9.210	$7.980	$5.968	$10.549
Accumulation Unit Value at end of period	$18.259	$15.214	$14.307	$14.434	$13.097	$10.132	$8.838	$9.210	$7.980	$5.968
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	22	22	10	11	10	10	45	5

APP B-11

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.336	$14.742	$15.137	$14.419	$10.719	$9.451	$10.708	$8.412	$6.080	$10.168
Accumulation Unit Value at end of period	$19.495	$16.336	$14.742	$15.137	$14.419	$10.719	$9.451	$10.708	$8.412	$6.080
Number of Accumulation Units outstanding at end of period (in thousands)	41	54	66	82	94	110	112	105	91	36
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.882	$14.375	$14.805	$14.145	$10.547	$9.327	$10.599	$8.352	$6.054	$10.156
Accumulation Unit Value at end of period	$18.896	$15.882	$14.375	$14.805	$14.145	$10.547	$9.327	$10.599	$8.352	$6.054
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	10	12	15	17	13	14	14	7
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.828	$13.153	$14.308	$13.826	$12.266	$11.006	$10.869	$9.754	$7.278	$10.515
Accumulation Unit Value at end of period	$16.083	$14.828	$13.153	$14.308	$13.826	$12.266	$11.006	$10.869	$9.754	$7.278
Number of Accumulation Units outstanding at end of period (in thousands)	86	109	145	228	243	246	258	292	291	159
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.440	$12.847	$14.017	$13.586	$12.089	$10.881	$10.777	$9.701	$7.260	$10.509
Accumulation Unit Value at end of period	$15.615	$14.440	$12.847	$14.017	$13.586	$12.089	$10.881	$10.777	$9.701	$7.260
Number of Accumulation Units outstanding at end of period (in thousands)	50	54	53	80	83	83	74	78	110	48
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.389	$13.875	$14.560	$13.927	$11.031	$9.836	$10.251	$9.255	$7.588	$10.236
Accumulation Unit Value at end of period	$16.531	$15.389	$13.875	$14.560	$13.927	$11.031	$9.836	$10.251	$9.255	$7.588
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	20	24	30	37	37	31	34	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.986	$13.553	$14.264	$13.685	$10.872	$9.724	$10.164	$9.204	$7.569	$10.231
Accumulation Unit Value at end of period	$16.050	$14.986	$13.553	$14.264	$13.685	$10.872	$9.724	$10.164	$9.204	$7.569
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	11	1	2	2	5	14	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.810	$12.902	$13.724	$12.950	$10.215	$9.035	$9.229	$8.394	$6.732	$10.242
Accumulation Unit Value at end of period	$15.872	$14.810	$12.902	$13.724	$12.950	$10.215	$9.035	$9.229	$8.394	$6.732
Number of Accumulation Units outstanding at end of period (in thousands)	97	114	150	195	210	230	242	254	233	105
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.422	$12.602	$13.446	$12.726	$10.068	$8.931	$9.151	$8.347	$6.715	$10.237
Accumulation Unit Value at end of period	$15.411	$14.422	$12.602	$13.446	$12.726	$10.068	$8.931	$9.151	$8.347	$6.715
Number of Accumulation Units outstanding at end of period (in thousands)	34	38	39	54	35	37	36	38	94	24
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.070	$15.580	$17.016	$17.105	$12.692	$10.839	$11.389	$8.977	$7.027	$10.786
Accumulation Unit Value at end of period	$21.970	$20.070	$15.580	$17.016	$17.105	$12.692	$10.839	$11.389	$8.977	$7.027
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	35	46	46	52	56	55	47	14

APP B-12

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.545	$15.217	$16.670	$16.808	$12.509	$10.715	$11.293	$8.928	$7.009	$10.780
Accumulation Unit Value at end of period	$21.331	$19.545	$15.217	$16.670	$16.808	$12.509	$10.715	$11.293	$8.928	$7.009
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	5	8	7	7	5	6	5	1
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.297	$14.642	$14.640	$13.781	$10.008	$8.542	$9.739	$8.443	$5.855	$10.592
Accumulation Unit Value at end of period	$18.497	$15.297	$14.642	$14.640	$13.781	$10.008	$8.542	$9.739	$8.443	$5.855
Number of Accumulation Units outstanding at end of period (in thousands)	363	468	580	693	745	978	1,043	1,028	959	431
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.897	$14.302	$14.343	$13.541	$9.864	$8.444	$9.656	$8.397	$5.840	$10.586
Accumulation Unit Value at end of period	$17.960	$14.897	$14.302	$14.343	$13.541	$9.864	$8.444	$9.656	$8.397	$5.840
Number of Accumulation Units outstanding at end of period (in thousands)	123	143	174	185	189	213	265	303	221	130
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.767	$14.741	$15.064	$13.470	$10.313	$9.170	$9.142	$8.156	$6.608	$9.878
Accumulation Unit Value at end of period	$19.648	$16.767	$14.741	$15.064	$13.470	$10.313	$9.170	$9.142	$8.156	$6.608
Number of Accumulation Units outstanding at end of period (in thousands)	277	366	477	543	600	717	781	808	756	284
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.301	$14.375	$14.733	$13.214	$10.147	$9.050	$9.049	$8.098	$6.580	$9.866
Accumulation Unit Value at end of period	$19.045	$16.301	$14.375	$14.733	$13.214	$10.147	$9.050	$9.049	$8.098	$6.580
Number of Accumulation Units outstanding at end of period (in thousands)	88	92	109	114	119	124	135	174	92	41
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.445	$16.692	$15.089	$13.352	$9.935	$7.910	$8.768	$7.533	$5.870	$10.913
Accumulation Unit Value at end of period	$21.238	$16.445	$16.692	$15.089	$13.352	$9.935	$7.910	$8.768	$7.533	$5.870
Number of Accumulation Units outstanding at end of period (in thousands)	77	98	124	161	175	236	274	290	246	96
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.987	$16.277	$14.758	$13.098	$9.775	$7.806	$8.679	$7.479	$5.846	$10.900
Accumulation Unit Value at end of period	$20.586	$15.987	$16.277	$14.758	$13.098	$9.775	$7.806	$8.679	$7.479	$5.846
Number of Accumulation Units outstanding at end of period (in thousands)	43	33	33	51	50	57	55	60	58	21
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.318	$11.290	$11.193	$11.762	$9.773	$8.213	$9.643	$8.507	$6.439	$11.261
Accumulation Unit Value at end of period	$14.035	$11.318	$11.290	$11.193	$11.762	$9.773	$8.213	$9.643	$8.507	$6.439
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	21	26	24	27	28	18	17	6
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.003	$11.009	$10.948	$11.538	$9.616	$8.105	$9.545	$8.446	$6.412	$11.247
Accumulation Unit Value at end of period	$13.604	$11.003	$11.009	$10.948	$11.538	$9.616	$8.105	$9.545	$8.446	$6.412
Number of Accumulation Units outstanding at end of period (in thousands)	19	18	17	17	18	18	19	18	7	3

APP B-13

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.009	$15.846	$17.437	$16.449	$11.507	$10.051	$10.505	$8.548	$6.678	$10.473
Accumulation Unit Value at end of period	$20.028	$16.009	$15.846	$17.437	$16.449	$11.507	$10.051	$10.505	$8.548	$6.678
Number of Accumulation Units outstanding at end of period (in thousands)	26	31	35	42	46	56	59	65	54	17
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.590	$15.477	$17.083	$16.164	$11.342	$9.936	$10.416	$8.501	$6.661	$10.467
Accumulation Unit Value at end of period	$19.445	$15.590	$15.477	$17.083	$16.164	$11.342	$9.936	$10.416	$8.501	$6.661
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	8	5	7	6	8	8	2
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.525	$13.074	$13.283	$12.671	$12.975	$12.187	$11.505	$10.808	$9.492	$10.379
Accumulation Unit Value at end of period	$14.081	$13.525	$13.074	$13.283	$12.671	$12.975	$12.187	$11.505	$10.808	$9.492
Number of Accumulation Units outstanding at end of period (in thousands)	524	594	777	866	911	905	895	966	848	291
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.149	$12.749	$12.992	$12.430	$12.767	$12.027	$11.388	$10.731	$9.452	$10.367
Accumulation Unit Value at end of period	$13.649	$13.149	$12.749	$12.992	$12.430	$12.767	$12.027	$11.388	$10.731	$9.452
Number of Accumulation Units outstanding at end of period (in thousands)	76	74	96	117	120	112	110	120	103	34
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.593	$9.597	$9.681	$9.768	$9.867	$9.966	$10.066	$10.167	$10.263	$10.149
Accumulation Unit Value at end of period	$9.594	$9.593	$9.597	$9.681	$9.768	$9.867	$9.966	$10.066	$10.167	$10.263
Number of Accumulation Units outstanding at end of period (in thousands)	67	75	86	108	130	68	127	83	128	48
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.326	$9.358	$9.468	$9.583	$9.708	$9.835	$9.964	$10.094	$10.220	$10.137
Accumulation Unit Value at end of period	$9.299	$9.326	$9.358	$9.468	$9.583	$9.708	$9.835	$9.964	$10.094	$10.220
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	8	9	119	121	121	60	11	2

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.938	$13.971	$15.569	$14.364	$10.832	$9.345	$9.362	$7.739	$5.617	$9.686
Accumulation Unit Value at end of period	$17.307	$15.938	$13.971	$15.569	$14.364	$10.832	$9.345	$9.362	$7.739	$5.617
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	10	11	12	13	15	11	10	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.495	$13.624	$15.227	$14.091	$10.659	$9.223	$9.267	$7.684	$5.594	$9.674
Accumulation Unit Value at end of period	$16.775	$15.495	$13.624	$15.227	$14.091	$10.659	$9.223	$9.267	$7.684	$5.594
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	7	7	7	7	7	5
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.661	$9.749	$9.846	$9.943	$9.988	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.619	$9.661	$9.749	$9.846	$9.943	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	68	62	13	12	—	—	—	—	—

APP B-14

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.557	$9.673	$9.799	$9.926	$9.984	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.487	$9.557	$9.673	$9.799	$9.926	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	14	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.101	$11.291	$11.711	$11.818	$10.054	$8.811	$9.569	$8.583	$6.426	$10.314
Accumulation Unit Value at end of period	$13.488	$11.101	$11.291	$11.711	$11.818	$10.054	$8.811	$9.569	$8.583	$6.426
Number of Accumulation Units outstanding at end of period (in thousands)	42	52	70	81	84	96	99	99	80	27
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.810	$11.029	$11.473	$11.613	$9.910	$8.711	$9.488	$8.536	$6.410	$10.309
Accumulation Unit Value at end of period	$13.096	$10.810	$11.029	$11.473	$11.613	$9.910	$8.711	$9.488	$8.536	$6.410
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	9	9	10	9	10	11	3
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.904	$11.991	$12.469	$11.699	$8.695	$7.835	$8.426	$7.249	$6.158	$9.783
Accumulation Unit Value at end of period	$15.607	$13.904	$11.991	$12.469	$11.699	$8.695	$7.835	$8.426	$7.249	$6.158
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	12	13	14	13	13	17	17	6
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.517	$11.693	$12.195	$11.476	$8.555	$7.732	$8.341	$7.197	$6.132	$9.771
Accumulation Unit Value at end of period	$15.128	$13.517	$11.693	$12.195	$11.476	$8.555	$7.732	$8.341	$7.197	$6.132
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	5	5	2	2	4	4	2	2
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.040	$13.961	$14.183	$13.236	$11.259	$10.251	$10.193	$9.390	$8.057	$10.266
Accumulation Unit Value at end of period	$16.681	$15.040	$13.961	$14.183	$13.236	$11.259	$10.251	$10.193	$9.390	$8.057
Number of Accumulation Units outstanding at end of period (in thousands)	32	33	36	43	48	68	43	82	51	6
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.647	$13.637	$13.896	$13.006	$11.097	$10.134	$10.106	$9.339	$8.037	$10.261
Accumulation Unit Value at end of period	$16.196	$14.647	$13.637	$13.896	$13.006	$11.097	$10.134	$10.106	$9.339	$8.037
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	20	25	26	27	28	16	6	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.809	$15.810	$16.120	$14.775	$11.005	$9.593	$9.734	$8.841	$7.292	$10.537
Accumulation Unit Value at end of period	$20.691	$17.809	$15.810	$16.120	$14.775	$11.005	$9.593	$9.734	$8.841	$7.292
Number of Accumulation Units outstanding at end of period (in thousands)	53	68	91	119	129	152	169	179	136	43
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.344	$15.443	$15.793	$14.518	$10.847	$9.483	$9.652	$8.792	$7.274	$10.532
Accumulation Unit Value at end of period	$20.090	$17.344	$15.443	$15.793	$14.518	$10.847	$9.483	$9.652	$8.792	$7.274
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	23	24	16	18	18	20	21	5

APP B-15

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.732	$12.880	$12.549	$12.420	$9.878	$8.249	$9.109	$7.952	$5.763	$9.756
Accumulation Unit Value at end of period	$17.184	$12.732	$12.880	$12.549	$12.420	$9.878	$8.249	$9.109	$7.952	$5.763
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	11	9	7	8	9	13	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.378	$12.560	$12.273	$12.184	$9.719	$8.141	$9.016	$7.895	$5.739	$9.744
Accumulation Unit Value at end of period	$16.656	$12.378	$12.560	$12.273	$12.184	$9.719	$8.141	$9.016	$7.895	$5.739
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	4	3	3	4	1	1
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.638	$14.192	$13.903	$12.720	$9.774	$8.466	$8.579	$7.481	$5.903	$9.715
Accumulation Unit Value at end of period	$18.058	$15.638	$14.192	$13.903	$12.720	$9.774	$8.466	$8.579	$7.481	$5.903
Number of Accumulation Units outstanding at end of period (in thousands)	68	87	114	146	168	194	217	233	180	59
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.204	$13.839	$13.598	$12.478	$9.617	$8.356	$8.492	$7.427	$5.879	$9.704
Accumulation Unit Value at end of period	$17.504	$15.204	$13.839	$13.598	$12.478	$9.617	$8.356	$8.492	$7.427	$5.879
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	19	22	24	23	27	28	7
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.588	$13.019	$13.465	$13.553	$12.697	$11.500	$11.995	$10.753	$6.991	$10.207
Accumulation Unit Value at end of period	$14.411	$13.588	$13.019	$13.465	$13.553	$12.697	$11.500	$11.995	$10.753	$6.991
Number of Accumulation Units outstanding at end of period (in thousands)	167	195	258	297	310	336	324	322	254	97
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.210	$12.695	$13.170	$13.296	$12.494	$11.349	$11.874	$10.676	$6.962	$10.195
Accumulation Unit Value at end of period	$13.969	$13.210	$12.695	$13.170	$13.296	$12.494	$11.349	$11.874	$10.676	$6.962
Number of Accumulation Units outstanding at end of period (in thousands)	33	36	38	41	44	46	38	42	38	11
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.384	$14.123	$14.920	$14.819	$14.742	$12.951	$13.208	$11.673	$9.943	$9.917
Accumulation Unit Value at end of period	$14.492	$14.384	$14.123	$14.920	$14.819	$14.742	$12.951	$13.208	$11.673	$9.943
Number of Accumulation Units outstanding at end of period (in thousands)	40	48	65	84	84	86	84	69	57	25
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.008	$13.795	$14.617	$14.562	$14.530	$12.803	$13.096	$11.609	$9.918	$9.911
Accumulation Unit Value at end of period	$14.070	$14.008	$13.795	$14.617	$14.562	$14.530	$12.803	$13.096	$11.609	$9.918
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	26	30	28	28	32	40	27	22
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.051	$11.120	$12.018	$12.499	$9.664	$8.065	$8.773	$8.257	$6.368	$10.352
Accumulation Unit Value at end of period	$14.124	$12.051	$11.120	$12.018	$12.499	$9.664	$8.065	$8.773	$8.257	$6.368
Number of Accumulation Units outstanding at end of period (in thousands)	40	46	57	80	80	85	86	89	103	68

APP B-16

	As of December 31,
Sub-Account	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.736	$10.861	$11.774	$12.282	$9.524	$7.973	$8.699	$8.212	$6.352	$10.347
Accumulation Unit Value at end of period	$13.713	$11.736	$10.861	$11.774	$12.282	$9.524	$7.973	$8.699	$8.212	$6.352
Number of Accumulation Units outstanding at end of period (in thousands)	16	19	19	34	19	21	21	24	61	21
(a) Inception date November 10, 2017.

APP C-1

Appendix C - Fund Data

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. American Value Fund - Series II	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Bond Fund - Class 4	Seeks as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management Company
American Funds Global Growth Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
American Funds Growth Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
American Funds Growth-Income Fund - Class 4	Seeks long-term growth of capital and income.	Capital Research and Management Company
American Funds International Fund - Class 4	Seeks long-term growth of capital.	Capital Research and Management Company
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC

APP C-2

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management
MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
Oppenheimer Variable Account Funds
Oppenheimer Global Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Fund®/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	As high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP D-1

Appendix D - The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios
The Annuity Commencement Date Deferral Option is not available if you have elected either of The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios riders.
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?

•
Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percent
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percent
Builder Portfolios

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy the riders?
The Hartford’s Lifetime Income Builders Selects and The Hartford's Lifetime Income Builders Portfolios are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percent.

•
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

•
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

•
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP D-2

We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider’s effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

•	If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

•	automatic Payment Base increases; and

•	subsequent Premium Payments; and

•
partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

•
Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. The following table describes how these options operate:

	The Hartford's Lifetime Income Builder Selects	The Hartford's Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:

•	your Annuity Commencement Date;

•	the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or

•	You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

APP D-3

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

See Examples 3-9 and 12-15 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I

•
Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See “What happens if you change ownership?” below.

•
Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.

•	Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.
As shown in the following table, the Withdrawal Percent for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

	Withdrawal Percent
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

1.	If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

APP D-4

2.
If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

3.
If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.
Please refer to Example 24 in The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios Examples Appendix for more information.
Is either rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:

•	It cannot be re-elected;

•	You will not receive any Lifetime Withdrawal Payments;

APP D-5

•
We will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	You will no longer be subject to this rider’s Investment Restrictions; and

•	You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the single life option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Feature is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Feature will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:

1.
You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.

a.	One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.

b.	If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.

c.
If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:

a.
You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b.	Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.

c.
Ongoing Lifetime Benefit Payments will continue to reduce the remaining Guaranteed Minimum Death Benefit on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the Guaranteed Death Death Benefit will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.

d.	We will no longer accept subsequent Premium Payments.

APP D-6

e.	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

f.	Automatic Increases on Contract anniversary will no longer apply.

g.
If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

APP D-7

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81

APP D-8

or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

•	The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

APP D-9

If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix G as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix G on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix H. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.

APP D-10

While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•
If you had elected the conversion option from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

•	Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

APP D-11

•
While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.

•
The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•
Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP E-1

Appendix E - The Hartford's Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected The Hartford's Lifetime Income Foundation rider.
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Foundation is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

•	Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

APP E-2

•
Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to "Is the rider designed to pay you a Death Benefit" and the Examples in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
Is this rider designed to pay you a Death Benefit?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic

APP E-3

Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will

APP E-4

remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues

APP E-5

Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

APP E-6

The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

APP E-7

If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

APP E-8

•
Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

APP F-1

Appendix F - The Hartford's Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected The Hartford's Lifetime Income Builder II rider.
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have The Hartford's Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.

APP F-2

Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

•
Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.
Please refer to the "Is the rider designed to pay you a Death Benefit" and Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

APP F-3

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Benefit under the

APP F-4

Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Benefit is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Benefit will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II in Appendix I for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation

APP F-5

of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change.

If the rider is no longer available for sale, the maximum age limitation of the rider is 76.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit

APP F-6

Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

APP F-7

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
See Example 17 under The Hartford’s Lifetime Income Builder II.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that

APP F-8

time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

APP F-9

Other information

•	This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.

APP F-10

•
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

APP G-1

APPENDIX G - Optional Rider Investment Restrictions

(Percentage allocations apply to value in the Sub-Accounts)

Investment Restrictions For

•	The Hartford's Lifetime Income Builder Portfolios

Applicable To The Following Product

•	The Director 2008

(1) INVESTMENT STRATEGY MODELS

Series 8003

Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend and Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
TOTAL	100%
Series 8004

Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
TOTAL	100%
Series 8048

American Funds Bond Fund	25%
American Funds Global Small Cap Fund	10%
American Funds Growth & Income Fund	25%
American Funds Growth Fund	25%
American Funds International Fund	15%
TOTAL	100%
Series 8049

American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Growth Opportunities HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
TOTAL	100%

APP G-2

(2) PORTFOLIO PLANNER ASSET ALLOCATION MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 117	2016 Series 118	2016 Series 209	2016 Series 309	2016 Series 409
AB VPS International Value Portfolio	1%	1%	2%	3%	3%
Fidelity VIP Mid Cap Portfolio	3%	4%	5%	5%	6%
Hartford Growth Opportunities HLS Fund	5%	7%	8%	10%	11%
Hartford International Opportunities HLS Fund	3%	4%	5%	6%	7%
Hartford Small Company HLS Fund	3%	4%	5%	6%	7%
Hartford Total Return Bond HLS Fund	30%	24%	19%	15%	11%
American Funds Bond Fund	23%	16%	11%	7%	5%
American Funds Global Growth Fund	2%	3%	4%	5%	6%
Invesco V.I. American Value Fund	2%	3%	4%	5%	6%
Invesco V.I. International Growth Fund	1%	2%	2%	3%	4%
MFS Value Series	5%	6%	8%	9%	11%
Oppenheimer Main Street Fund	5%	6%	7%	8%	9%
Templeton Global Bond VIP Fund	17%	20%	20%	18%	14%
Total	100%	100%	100%	100%	100%

(3) INDIVIDUAL FUND

You may choose any combination of these funds as long as they equal 100% of your Sub-Account allocation. For example, you may allocate 100% of you Sub-Account allocation to ONE of these funds OR you may allocate among TWO or ALL THREE of these funds as long as your Sub-Account allocation equals 100%.

AB VPS Balanced Wealth Strategy Portfolio
Hartford Ultrashort Bond HLS Fund
Invesco V.I. Government Money Market Fund

APP H-1

Appendix H - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Product

•	The Director 2008

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix G - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 117	2016 Series 118	2016 Series 209	2016 Series 309	2016 Series 409
AB VPS International Value Portfolio	1%	1%	2%	3%	3%
Fidelity VIP Mid Cap Portfolio	3%	4%	5%	5%	6%
Hartford Growth Opportunities HLS Fund	5%	7%	8%	10%	11%
Hartford International Opportunities HLS Fund	3%	4%	5%	6%	7%
Hartford Small Company HLS Fund	3%	4%	5%	6%	7%
Hartford Total Return Bond HLS Fund	30%	24%	19%	15%	11%
American Funds Bond Fund	23%	16%	11%	7%	5%
American Funds Global Growth Fund	2%	3%	4%	5%	6%
Invesco V.I. American Value Fund	2%	3%	4%	5%	6%
Invesco V.I. International Growth Fund	1%	2%	2%	3%	4%
MFS Value Series	5%	6%	8%	9%	11%
Oppenheimer Main Street Fund	5%	6%	7%	8%	9%
Templeton Global Bond VIP Fund	17%	20%	20%	18%	14%
Total	100%	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life Insurance Company
Separate Account Three
The Director

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2018
Date of Statement of Additional Information: May 1, 2018

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Three as of December 31, 2017, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been 2017 : $ 2,203,280 ; 2016 : $ 2,375,876 ; and 2015 : $ 2,813,836 .
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.

Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in

3

the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the Sub-Account invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund’s performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund’s operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.

4

Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Three and the Board of Directors of Hartford Life Insurance Company
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities as of December 31, 2017, the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in two years then ended, the financial highlights in Note 6 for each of the periods presented in the five years then ended, and the related notes for each of the individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Three (the “Account”):

AB VPS Balanced Wealth Strategy Portfolio	Lord Abbett Classic Stock Fund
AB VPS International Value Portfolio	MFS® Growth Fund
AB VPS Small/Mid Cap Value Portfolio	MFS® Investors Trust Fund
AB VPS Value Portfolio	MFS® Total Return Fund
AB VPS International Growth Portfolio	MFS® Value Fund
Invesco V.I. Government Securities Fund	Invesco V.I. Equity and Income Fund
Invesco V.I. High Yield Fund	Morgan Stanley VIF Core Plus Fixed Income
Invesco V.I. International Growth Fund	Portfolio
Invesco V.I. Diversified Dividend Fund	(Formerly UIF Core Plus Fixed Income Portfolio)
Invesco V.I. Government Money Market Fund	Morgan Stanley VIF Emerging Markets Debt
American Funds Bond Fund	Portfolio
American Funds Global Growth Fund	(Formerly UIF Emerging Markets Debt Portfolio)
American Funds Growth Fund	Morgan Stanley VIF Emerging Markets Equity
American Funds Growth-Income Fund	Portfolio
American Funds International Fund	(Formerly UIF Emerging Markets Equity Portfolio)
American Funds Global Small Capitalization Fund	Morgan Stanley VIF Growth Portfolio
Wells Fargo VT Omega Growth Fund	(Formerly UIF Growth Portfolio)
Fidelity® VIP Equity-Income Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio
Fidelity® VIP Growth Portfolio	(Formerly UIF Mid Cap Growth Portfolio)
Fidelity® VIP Contrafund® Portfolio	Invesco V.I. American Value Fund
Fidelity® VIP Mid Cap Portfolio	Morgan Stanley Mid Cap Growth Portfolio
Fidelity® VIP Value Strategies Portfolio	(formerly UIF Mid Cap Growth Portfolio)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund
Franklin Income VIP Fund	UIF Small Company Growth Portfolio
Franklin Small-Mid Cap Growth VIP Fund	Morgan Stanley VIF Global Franchise Portfolio
Franklin Small Cap Value VIP Fund	(Formerly UIF Global Franchise Portfolio)
Franklin Strategic Income VIP Fund	Oppenheimer Discovery Mid Cap Growth Fund/VA
Franklin Mutual Shares VIP Fund	Oppenheimer Capital Appreciation Fund/VA
Templeton Developing Markets VIP Fund	Oppenheimer Global Fund/VA
Templeton Growth VIP Fund	Oppenheimer Main Street Fund®/VA
Hartford Balanced HLS Fund	(Merged with Oppenheimer Equity Income Fund/VA)
Hartford Total Return Bond HLS Fund	Oppenheimer Main Street Small Cap Fund/VA
Hartford Capital Appreciation HLS Fund	Putnam VT Diversified Income Fund
Hartford Dividend and Growth HLS Fund	Putnam VT Global Asset Allocation Fund
Hartford Global Growth HLS Fund	Putnam VT Growth Opportunities Fund
Hartford Disciplined Equity HLS Fund	Putnam VT International Value Fund
Hartford Growth Opportunities HLS Fund	Putnam VT International Equity Fund
Hartford High Yield HLS Fund	Putnam VT Investors Fund
Hartford International Opportunities HLS Fund	Putnam VT Multi-Cap Growth Fund
Hartford Small/Mid Cap Equity HLS Fund	Putnam VT Small Cap Value Fund
Hartford MidCap Value HLS Fund	Putnam VT George Putnam Balanced Fund
Hartford Ultrashort Bond HLS Fund	Putnam VT Equity Income Fund
Hartford Small Company HLS Fund	(Merged with Putnam VT Growth and Income Fund)
Hartford SmallCap Growth HLS Fund	Pioneer Fund VCT Portfolio
Hartford Stock HLS Fund	Invesco V.I. Growth and Income Fund
Hartford U.S. Government Securities HLS Fund	Invesco V.I. Comstock Fund
Hartford Value HLS Fund	Invesco V.I. American Franchise Fund
Rational Dividend Capture VA Fund	Invesco V.I. Mid Cap Growth Fund
(Formerly Catalyst Dividend Capture VA Fund)	Wells Fargo VT International Equity Fund
Rational Insider Buying VA Fund	Wells Fargo VT Small Cap Growth Fund
(Formerly Catalyst Insider Buying VA Fund)	Wells Fargo VT Opportunity Fund
Lord Abbett Fundamental Equity Fund	Morgan Stanley VIF Global Infrastructure Portfolio
Lord Abbett Calibrated Dividend Growth Fund	(Formerly UIF Global Infrastructure Portfolio)
Lord Abbett Bond Debenture Fund	HIMCO VIT Index Fund
Lord Abbett Growth and Income Fund	HIMCO VIT American Funds Bond Fund
HIMCO VIT American Funds Growth Fund
HIMCO VIT American Funds International Fund
MFS® Core Equity Portfolio
MFS® Massachusetts Investors Growth Stock
Portfolio
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2017, the results of their operations for the periods then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 19, 2018
We have served as the auditor of the sub-accounts that comprise Hartford Life Insurance Company Separate Account Three since 2002.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2017

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	12,448,178	30,058,057	9,105,090	16,962,056	2,284,999	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	359,625	—	5,199,999	12,877,818
class S2	—	—	—	—	—	208,391	—	5,792	795,063	745,406
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	12,448,178	30,058,057	9,105,090	16,962,056	2,284,999	208,391	359,625	5,792	5,995,062	13,623,224
Receivable for fund shares sold	19,588	9,662	8,300	9,740	364	265	49	—	3,922	19,162
Other assets	—	1	3	5	—	—	—	—	2	5
Total assets	12,467,766	30,067,720	9,113,393	16,971,801	2,285,363	208,656	359,674	5,792	5,998,986	13,642,391
Liabilities:
Due to Sponsor Company	19,588	9,662	8,300	9,740	364	265	49	—	3,922	19,162
Other liabilities	—	—	—	—	1	—	—	—	—	—
Total liabilities	19,588	9,662	8,300	9,740	365	265	49	—	3,922	19,162
Net assets:
For contract liabilities	$12,448,178	$30,058,058	$9,105,093	$16,962,061	$2,284,998	$208,391	$359,625	$5,792	$5,995,064	$13,623,229

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	12,448,178	30,058,058	9,105,093	16,962,061	2,284,998	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	359,625	—	5,199,999	12,877,822
class S2	—	—	—	—	—	208,391	—	5,792	795,065	745,407
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$12,448,178	$30,058,058	$9,105,093	$16,962,061	$2,284,998	$208,391	$359,625	$5,792	$5,995,064	$13,623,229

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	1,061,226	1,861,180	423,887	986,166	100,219	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	65,268	—	191,317	12,877,818
class S2	—	—	—	—	—	18,425	—	147	29,436	745,406
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,061,226	1,861,180	423,887	986,166	100,219	18,425	65,268	147	220,753	13,623,224

Cost	$12,657,038	$32,746,200	$8,059,469	$13,506,243	$1,924,413	$214,367	$349,534	$3,964	$3,696,016	$13,623,224

Deferred contracts in the accumulation period:
Units owned by participants #	718,003	2,563,720	350,185	1,065,538	233,999	19,467	27,938	429	291,208	1,428,077
Minimum unit fair value #*	$15.218889	$7.016421	$22.636433	$13.826416	$8.737515	$9.518226	$11.837868	$13.487788	$18.127285	$8.917173
Maximum unit fair value #*	$19.541785	$16.371370	$34.408797	$22.679610	$18.262120	$10.187182	$13.151881	$13.487788	$20.064782	$9.826959
Contract liability	$12,358,009	$29,830,819	$9,095,109	$16,800,248	$2,282,518	$191,746	$358,261	$5,792	$5,772,906	$13,491,463

Contracts in payout (annuitization) period:
Units owned by participants #	5,065	19,178	382	10,156	250	1,656	104	—	11,148	13,561
Minimum unit fair value #*	$16.864834	$11.419090	$25.084306	$15.321905	$9.935765	$10.049740	$13.062891	$—	$19.928979	$9.357416
Maximum unit fair value #*	$17.867738	$12.098267	$26.746839	$16.337648	$9.935765	$10.049740	$13.062891	$—	$19.928979	$9.808831
Contract liability	$90,169	$227,239	$9,984	$161,813	$2,480	$16,645	$1,364	$—	$222,158	$131,766

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$215,483	$—	$—	$—
class 2	—	1,817,250	11,027,897	7,715,858	3,075,944	840,662	—	—	—	—
class 4	16,945	—	10,284	—	7,310	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	26,361,306	12,688,911	131,067,112
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	16,945	1,817,250	11,038,181	7,715,858	3,083,254	840,662	215,483	26,361,306	12,688,911	131,067,112
Receivable for fund shares sold	1	472	1,767	1,214	722	126	27	44,211	2,245	30,837
Other assets	—	—	—	1	1	2	1	—	—	3
Total assets	16,946	1,817,722	11,039,948	7,717,073	3,083,977	840,790	215,511	26,405,517	12,691,156	131,097,952
Liabilities:
Due to Sponsor Company	1	472	1,767	1,214	722	126	27	44,211	2,245	30,837
Other liabilities	—	2	2	—	—	—	—	1	2	—
Total liabilities	1	474	1,769	1,214	722	126	27	44,212	2,247	30,837
Net assets:
For contract liabilities	$16,945	$1,817,248	$11,038,179	$7,715,859	$3,083,255	$840,664	$215,484	$26,361,305	$12,688,909	$131,067,115

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$215,484	$—	$—	$—
class 2	—	1,817,248	11,027,895	7,715,859	3,075,945	840,664	—	—	—	—
class 4	16,945	—	10,284	—	7,310	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	26,361,305	12,688,909	131,067,115
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$16,945	$1,817,248	$11,038,179	$7,715,859	$3,083,255	$840,664	$215,484	$26,361,305	$12,688,909	$131,067,115

Shares:
class 1	—	—	—	—	—	—	7,433	—	—	—
class 2	—	60,094	142,572	155,217	142,208	34,007	—	—	—	—
class 4	1,587	—	134	—	341	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	1,130,416	174,155	3,537,574
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,587	60,094	142,706	155,217	142,549	34,007	7,433	1,130,416	174,155	3,537,574

Cost	$17,118	$1,335,609	$8,659,126	$6,179,751	$2,465,923	$604,670	$179,524	$25,894,202	$8,243,618	$111,124,267

Deferred contracts in the accumulation period:
Units owned by participants #	1,693	74,669	487,674	299,768	217,079	30,896	92,984	1,387,033	493,024	5,297,966
Minimum unit fair value #*	$10.008353	$18.811216	$3.009271	$22.906828	$2.588490	$19.704401	$1.637046	$16.516267	$22.324574	$21.582471
Maximum unit fair value #*	$10.008353	$31.982985	$32.496192	$28.170459	$23.568227	$32.730756	$34.219060	$26.039526	$32.785663	$28.827232
Contract liability	$16,945	$1,805,993	$10,942,089	$7,634,828	$3,020,173	$818,881	$215,484	$26,115,647	$12,488,958	$130,171,879

Contracts in payout (annuitization) period:
Units owned by participants #	—	504	3,203	3,076	2,985	675	—	12,842	7,638	35,406
Minimum unit fair value #*	$—	$22.333573	$28.793696	$25.244318	$16.108190	$31.641500	$—	$18.303093	$24.739275	$23.916944
Maximum unit fair value #*	$—	$22.333573	$30.848782	$27.045858	$23.568227	$32.730756	$—	$19.516666	$26.210513	$25.502613
Contract liability	$—	$11,255	$96,090	$81,031	$63,082	$21,783	$—	$245,658	$199,951	$895,236

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$2,673,521	$—	$615,384	$—
class 2	—	—	—	—	1,172,402	—	—	3,201,813	—	724,881
class 4	—	—	—	48,573	—	2,944	—	55,925	—	47,906
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	36,099,754	4,304,894	2,027,349	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	36,099,754	4,304,894	2,027,349	48,573	1,172,402	2,944	2,673,521	3,257,738	615,384	772,787
Receivable for fund shares sold	10,494	784	238	4	192	—	466	474	96	112
Other assets	—	—	1	—	—	—	—	—	2	—
Total assets	36,110,248	4,305,678	2,027,588	48,577	1,172,594	2,944	2,673,987	3,258,212	615,482	772,899
Liabilities:
Due to Sponsor Company	10,494	784	238	4	192	—	466	474	96	112
Other liabilities	1	1	—	—	2	1	2	2	—	—
Total liabilities	10,495	785	238	4	194	1	468	476	96	112
Net assets:
For contract liabilities	$36,099,753	$4,304,893	$2,027,350	$48,573	$1,172,400	$2,943	$2,673,519	$3,257,736	$615,386	$772,787

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$2,673,519	$—	$615,386	$—
class 2	—	—	—	—	1,172,400	—	—	3,201,812	—	724,881
class 4	—	—	—	48,573	—	2,943	—	55,924	—	47,906
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	36,099,753	4,304,893	2,027,350	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$36,099,753	$4,304,893	$2,027,350	$48,573	$1,172,400	$2,943	$2,673,519	$3,257,736	$615,386	$772,787

Shares:
class 1	—	—	—	—	—	—	239,134	—	59,688	—
class 2	—	—	—	—	65,754	—	—	157,260	—	45,390
class 4	—	—	—	2,938	—	146	—	2,724	—	2,970
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	955,273	299,367	144,295	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	955,273	299,367	144,295	2,938	65,754	146	239,134	159,984	59,688	48,360

Cost	$31,173,785	$3,503,064	$1,605,255	$42,871	$1,268,795	$2,343	$2,785,634	$2,652,131	$486,169	$569,712

Deferred contracts in the accumulation period:
Units owned by participants #	1,397,452	206,336	110,691	3,020	74,929	134	136,375	166,728	24,969	43,045
Minimum unit fair value #*	$19.494591	$18.382850	$16.402423	$16.082662	$2.323785	$21.969827	$2.199282	$2.196604	$19.490850	$14.123752
Maximum unit fair value #*	$32.205158	$35.331035	$31.875223	$16.082662	$27.978920	$21.969827	$23.752126	$25.432087	$26.814963	$19.799132
Contract liability	$35,889,429	$4,281,675	$2,027,350	$48,573	$1,164,283	$2,943	$2,637,473	$3,243,207	$607,207	$772,787

Contracts in payout (annuitization) period:
Units owned by participants #	8,086	1,069	—	—	309	—	1,530	612	319	—
Minimum unit fair value #*	$25.174049	$21.722741	$—	$—	$26.267693	$—	$22.472549	$23.738031	$25.674614	$—
Maximum unit fair value #*	$26.843008	$21.722741	$—	$—	$26.267693	$—	$23.752126	$23.738031	$25.674614	$—
Contract liability	$210,324	$23,218	$—	$—	$8,117	$—	$36,046	$14,529	$8,179	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	19,890,358	167,144,073	22,760,632	126,079,595	4,482,282	63,005,907	30,372,241	14,398,252	37,665,950	1,998,559
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	19,890,358	167,144,073	22,760,632	126,079,595	4,482,282	63,005,907	30,372,241	14,398,252	37,665,950	1,998,559
Receivable for fund shares sold	27,316	16,902	6,125	113,107	675	17,216	39,570	17,525	11,050	287
Other assets	—	—	4	—	—	4	—	—	—	2
Total assets	19,917,674	167,160,975	22,766,761	126,192,702	4,482,957	63,023,127	30,411,811	14,415,777	37,677,000	1,998,848
Liabilities:
Due to Sponsor Company	27,316	16,902	6,125	113,107	675	17,216	39,570	17,525	11,050	287
Other liabilities	4	23	—	11	3	—	3	1	—	—
Total liabilities	27,320	16,925	6,125	113,118	678	17,216	39,573	17,526	11,050	287
Net assets:
For contract liabilities	$19,890,354	$167,144,050	$22,760,636	$126,079,584	$4,482,279	$63,005,911	$30,372,238	$14,398,251	$37,665,950	$1,998,561

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	19,890,354	167,144,050	22,760,636	126,079,584	4,482,279	63,005,911	30,372,238	14,398,251	37,665,950	1,998,561
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$19,890,354	$167,144,050	$22,760,636	$126,079,584	$4,482,279	$63,005,911	$30,372,238	$14,398,251	$37,665,950	$1,998,561

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	641,211	14,765,377	472,604	5,264,284	160,713	4,083,338	790,532	1,755,884	2,157,271	226,851
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	641,211	14,765,377	472,604	5,264,284	160,713	4,083,338	790,532	1,755,884	2,157,271	226,851

Cost	$15,414,002	$168,494,498	$20,464,887	$121,375,088	$3,675,501	$58,812,731	$27,289,266	$14,924,343	$30,187,340	$1,899,176

Deferred contracts in the accumulation period:
Units owned by participants #	7,701,414	66,793,649	1,008,135	32,860,958	1,300,523	20,350,354	6,887,218	5,187,249	15,917,268	109,482
Minimum unit fair value #*	$1.782900	$1.737076	$18.497480	$2.746088	$2.226183	$2.234025	$3.280928	$2.137409	$1.852897	$15.985638
Maximum unit fair value #*	$23.147461	$17.121755	$29.618538	$27.605781	$32.289161	$31.700114	$36.498209	$22.892304	$20.933631	$33.130414
Contract liability	$19,771,490	$166,169,219	$22,691,231	$125,233,264	$4,478,271	$62,477,238	$30,299,246	$14,193,818	$37,526,651	$1,989,727

Contracts in payout (annuitization) period:
Units owned by participants #	48,922	412,499	3,018	225,584	1,546	193,807	19,029	82,794	57,136	494
Minimum unit fair value #*	$1.980360	$1.882691	$22.109895	$3.069784	$2.592565	$2.601633	$3.663533	$2.406416	$2.127193	$17.356181
Maximum unit fair value #*	$8.522758	$4.177563	$23.049758	$7.621911	$2.592565	$2.942204	$3.962101	$2.488944	$3.702172	$18.178065
Contract liability	$118,864	$974,831	$69,405	$846,320	$4,008	$528,673	$72,992	$204,433	$139,299	$8,834

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	2,716,842	14,709,749	12,388,193	9,420,619	8,393,070	42,829,484	26,167,524	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	7,786,740
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	1,457,504	1,697,055	—
Total investments	2,716,842	14,709,749	12,388,193	9,420,619	8,393,070	42,829,484	26,167,524	1,457,504	1,697,055	7,786,740
Due from Sponsor Company	15	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	12,859	1,802	3,417	23,503	48,686	4,652	497	9,521	1,415
Other assets	—	—	—	—	—	1	3	1	1	—
Total assets	2,716,857	14,722,608	12,389,995	9,424,036	8,416,573	42,878,171	26,172,179	1,458,002	1,706,577	7,788,155
Liabilities:
Due to Sponsor Company	—	12,859	1,802	3,417	23,503	48,686	4,652	497	9,521	1,415
Payable for fund shares purchased	15	—	—	—	—	—	—	—	—	—
Other liabilities	2	—	3	1	—	—	—	—	—	—
Total liabilities	17	12,859	1,805	3,418	23,503	48,686	4,652	497	9,521	1,415
Net assets:
For contract liabilities	$2,716,840	$14,709,749	$12,388,190	$9,420,618	$8,393,070	$42,829,485	$26,167,527	$1,457,505	$1,697,056	$7,786,740

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	2,716,840	14,709,749	12,388,190	9,420,618	8,393,070	42,829,485	26,167,527	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	7,786,740
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	1,457,505	1,697,056	—
Total contract liabilities	$2,716,840	$14,709,749	$12,388,190	$9,420,618	$8,393,070	$42,829,485	$26,167,527	$1,457,505	$1,697,056	$7,786,740

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	215,622	1,462,202	606,670	293,203	105,480	4,194,856	1,630,375	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	412,871
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	123,727	123,332	—
Total shares	215,622	1,462,202	606,670	293,203	105,480	4,194,856	1,630,375	123,727	123,332	412,871

Cost	$2,745,567	$14,643,479	$11,915,230	$7,613,893	$5,874,531	$45,020,188	$21,456,627	$1,527,761	$2,018,957	$7,642,388

Deferred contracts in the accumulation period:
Units owned by participants #	116,493	12,449,204	3,508,713	2,482,988	3,336,333	34,171,000	9,789,735	572,430	679,802	341,967
Minimum unit fair value #*	$21.777478	$0.849488	$2.358770	$2.909355	$1.804420	$1.052530	$2.188933	$1.953206	$2.253293	$19.849536
Maximum unit fair value #*	$23.924025	$8.377767	$28.152654	$39.565020	$29.928504	$10.139802	$25.859683	$20.900389	$28.124745	$26.343974
Contract liability	$2,716,840	$14,618,734	$12,332,562	$9,393,291	$8,374,257	$42,243,248	$25,800,238	$1,457,505	$1,697,056	$7,771,333

Contracts in payout (annuitization) period:
Units owned by participants #	—	72,276	17,900	7,967	9,211	469,511	140,453	—	—	661
Minimum unit fair value #*	$—	$1.104170	$3.090342	$3.274267	$2.042461	$1.175278	$2.443046	$—	$—	$23.304124
Maximum unit fair value #*	$—	$1.791401	$4.696364	$3.513629	$2.042461	$1.271080	$2.655377	$—	$—	$23.304124
Contract liability	$—	$91,015	$55,628	$27,327	$18,813	$586,237	$367,289	$—	$—	$15,407

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	2,282,500
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	236,916
class INIT	—	—	—	—	388,707	371,659	3,607,875	—	—	—
class S1	—	—	—	—	—	—	—	—	842,514	—
class S2	—	—	—	—	—	—	—	—	610,087	—
class SRV	—	—	—	—	—	—	—	10,185	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	4,329,641	19,919,459	45,802,306	2,678,279	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	4,329,641	19,919,459	45,802,306	2,678,279	388,707	371,659	3,607,875	10,185	1,452,601	2,519,416
Receivable for fund shares sold	595	44,978	13,972	521	54	171	727	1	1,727	1,323
Other assets	2	—	—	—	1	—	1	—	—	—
Total assets	4,330,238	19,964,437	45,816,278	2,678,800	388,762	371,830	3,608,603	10,186	1,454,328	2,520,739
Liabilities:
Due to Sponsor Company	595	44,978	13,972	521	54	171	727	1	1,727	1,323
Other liabilities	—	2	1	2	—	—	—	—	—	1
Total liabilities	595	44,980	13,973	523	54	171	727	1	1,727	1,324
Net assets:
For contract liabilities	$4,329,643	$19,919,457	$45,802,305	$2,678,277	$388,708	$371,659	$3,607,876	10,185	$1,452,601	$2,519,415

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	2,282,500
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	236,915
class INIT	—	—	—	—	388,708	371,659	3,607,876	—	—	—
class S1	—	—	—	—	—	—	—	—	842,514	—
class S2	—	—	—	—	—	—	—	—	610,087	—
class SRV	—	—	—	—	—	—	—	10,185	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	4,329,643	19,919,457	45,802,305	2,678,277	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,329,643	$19,919,457	$45,802,305	$2,678,277	$388,708	$371,659	$3,607,876	$10,185	$1,452,601	$2,519,415

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	207,878
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	21,656
class INIT	—	—	—	—	7,949	12,360	146,068	—	—	—
class S1	—	—	—	—	—	—	—	—	44,249	—
class S2	—	—	—	—	—	—	—	—	32,195	—
class SRV	—	—	—	—	—	—	—	496	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	270,265	1,609,003	1,232,902	200,921	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	270,265	1,609,003	1,232,902	200,921	7,949	12,360	146,068	496	76,444	229,534

Cost	$4,046,118	$19,329,292	$37,792,420	$2,538,633	$270,182	$265,221	$2,984,168	6,727	$1,174,840	$2,430,107

Deferred contracts in the accumulation period:
Units owned by participants #	188,804	1,027,794	2,467,981	125,663	24,653	26,318	159,610	492	73,255	165,010
Minimum unit fair value #*	$20.269181	$17.105059	$16.245113	$18.810916	$12.834638	$2.529767	$18.447222	$20.691049	$16.894470	$1.599127
Maximum unit fair value #*	$26.110105	$22.154256	$23.534005	$23.329688	$22.377213	$26.274077	$23.285275	$20.691049	$25.972058	$18.644188
Contract liability	$4,307,142	$19,800,039	$45,620,198	$2,664,736	$388,708	$365,299	$3,445,380	$10,185	$1,439,598	$2,437,126

Contracts in payout (annuitization) period:
Units owned by participants #	1,002	5,951	9,702	611	—	318	7,061	—	770	4,414
Minimum unit fair value #*	$22.461146	$18.954788	$17.887048	$22.177333	$—	$19.991870	$21.734333	$—	$16.894470	$18.644188
Maximum unit fair value #*	$22.461146	$20.081769	$19.072676	$22.177333	$—	$19.991870	$23.285275	$—	$16.894470	$18.644188
Contract liability	$22,501	$119,418	$182,107	$13,541	$—	$6,360	$162,496	$—	$13,003	$82,289

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA
	Sub-Account (5)	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	319,975	360,673	8,458,775	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	6,347,665	1,985,398	4,406,043	—	—	408,410	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	1,286,650	3,043,356	—	—	—	—
class S2	—	—	—	—	3,627,485	2,566,663	—	—	—	—
class SRV	—	—	—	—	—	—	—	1,972,993	17,005,722	68,131,328
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	319,975	6,708,338	10,444,173	4,406,043	4,914,135	5,610,019	408,410	1,972,993	17,005,722	68,131,328
Receivable for fund shares sold	45	1,779	7,600	1,695	3,084	4,934	66	261	3,461	17,567
Other assets	3	6	1	—	—	—	—	—	—	—
Total assets	320,023	6,710,123	10,451,774	4,407,738	4,917,219	5,614,953	408,476	1,973,254	17,009,183	68,148,895
Liabilities:
Due to Sponsor Company	45	1,779	7,600	1,695	3,084	4,934	66	261	3,461	17,567
Other liabilities	—	—	—	2	1	2	—	2	—	1
Total liabilities	45	1,779	7,600	1,697	3,085	4,936	66	263	3,461	17,568
Net assets:
For contract liabilities	$319,978	$6,708,344	$10,444,174	$4,406,041	$4,914,134	$5,610,017	$408,410	$1,972,991	$17,005,722	$68,131,327

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	319,978	360,677	8,458,776	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	6,347,667	1,985,398	4,406,041	—	—	408,410	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	1,286,650	3,043,356	—	—	—	—
class S2	—	—	—	—	3,627,484	2,566,661	—	—	—	—
class SRV	—	—	—	—	—	—	—	1,972,991	17,005,722	68,131,327
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$319,978	$6,708,344	$10,444,174	$4,406,041	$4,914,134	$5,610,017	$408,410	$1,972,991	$17,005,722	$68,131,327

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	39,601	20,446	261,235	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	361,073	64,273	371,818	—	—	29,746	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	70,003	153,086	—	—	—	—
class S2	—	—	—	—	199,312	132,644	—	—	—	—
class SRV	—	—	—	—	—	—	—	24,703	309,815	1,453,313
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	39,601	381,519	325,508	371,818	269,315	285,730	29,746	24,703	309,815	1,453,313

Cost	$317,205	$6,120,837	$8,612,514	$4,311,025	$4,537,963	$4,802,161	$419,096	$1,561,718	$14,335,368	$51,074,987

Deferred contracts in the accumulation period:
Units owned by participants #	17,763	327,545	477,694	179,564	193,294	121,152	11,510	95,380	838,630	2,896,541
Minimum unit fair value #*	$2.707988	$18.004632	$19.533533	$21.679044	$20.855833	$3.312452	$27.183134	$17.896005	$17.412332	$15.700141
Maximum unit fair value #*	$33.327520	$28.883861	$20.950903	$29.409195	$35.231593	$80.009895	$38.926166	$33.403308	$28.250382	$28.503452
Contract liability	$319,978	$6,664,222	$9,907,239	$4,385,856	$4,862,367	$5,261,735	$408,410	$1,972,991	$16,718,270	$67,785,326

Contracts in payout (annuitization) period:
Units owned by participants #	—	2,173	25,744	827	1,921	4,597	—	—	14,109	14,497
Minimum unit fair value #*	$—	$19.951625	$20.856568	$24.023254	$24.485258	$32.435777	$—	$—	$19.419787	$22.745991
Maximum unit fair value #*	$—	$21.137868	$20.856568	$25.451510	$33.134546	$80.009895	$—	$—	$20.574645	$24.253729
Contract liability	$—	$44,122	$536,935	$20,185	$51,767	$348,282	$—	$—	$287,452	$346,001

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	13,700,575	2,657,136	1,830,935	2,435,078	16,981,100	11,385,324	3,394,797	13,912,605
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	4,434,391	22,784,793	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	4,434,391	22,784,793	13,700,575	2,657,136	1,830,935	2,435,078	16,981,100	11,385,324	3,394,797	13,912,605
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	904	5,388	12,877	475	45,281	456	5,011	1,724	522	6,040
Other assets	—	—	—	—	—	—	1	2	—	—
Total assets	4,435,295	22,790,181	13,713,452	2,657,611	1,876,216	2,435,534	16,986,112	11,387,050	3,395,319	13,918,645
Liabilities:
Due to Sponsor Company	904	5,388	12,877	475	45,281	456	5,011	1,724	522	6,040
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	3	1	—	—	—	2	—
Total liabilities	904	5,388	12,877	478	45,282	456	5,011	1,724	524	6,040
Net assets:
For contract liabilities	$4,434,391	$22,784,793	$13,700,575	$2,657,133	$1,830,934	$2,435,078	$16,981,101	$11,385,326	$3,394,795	$13,912,605

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	13,700,575	2,657,133	1,830,934	2,435,078	16,981,101	11,385,326	3,394,795	13,912,605
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	4,434,391	22,784,793	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,434,391	$22,784,793	$13,700,575	$2,657,133	$1,830,934	$2,435,078	$16,981,101	$11,385,326	$3,394,795	$13,912,605

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	2,231,364	144,961	183,644	210,102	1,113,515	555,653	87,225	858,803
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	138,966	896,333	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	138,966	896,333	2,231,364	144,961	183,644	210,102	1,113,515	555,653	87,225	858,803

Cost	$3,543,424	$18,400,693	$16,065,630	$2,348,880	$1,436,893	$2,075,978	$16,681,009	$7,105,022	$2,430,933	$15,437,513

Deferred contracts in the accumulation period:
Units owned by participants #	207,464	919,298	591,351	69,288	123,477	269,709	915,921	647,434	126,056	351,460
Minimum unit fair value #*	$18.058470	$21.608141	$14.411037	$16.754574	$13.274366	$8.005604	$9.236440	$12.045224	$24.418005	$29.742077
Maximum unit fair value #*	$28.572743	$33.881183	$27.310256	$63.932523	$13.679151	$16.858831	$28.427076	$30.166005	$28.074299	$46.522041
Contract liability	$4,404,668	$22,561,536	$13,608,903	$2,653,684	$1,667,869	$2,430,442	$16,848,245	$11,323,538	$3,388,695	$13,839,321

Contracts in payout (annuitization) period:
Units owned by participants #	1,385	9,021	3,579	54	12,009	509	5,098	3,061	224	1,722
Minimum unit fair value #*	$21.094748	$23.944827	$24.080198	$63.932523	$13.496553	$9.103933	$25.063576	$18.879293	$27.261653	$41.018298
Maximum unit fair value #*	$22.349158	$25.531845	$25.809940	$63.932523	$13.592917	$9.103933	$26.864715	$20.235727	$27.261653	$43.965630
Contract liability	$29,723	$223,257	$91,672	$3,449	$163,065	$4,636	$132,856	$61,788	$6,100	$73,284

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2017

	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund
	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$811,743	$1,306,643	$77,000
class 2	—	—	—	—	—	—	—	—	4,162	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	1,956,912	6,001,368	—	—	—	—	—	—	—	—
class II	—	—	144,041	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	855,713	—	—	—	—	—	—
class S2	—	—	—	13,497,848	20,163,299	92,074	54,855	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,956,912	6,001,368	144,041	14,353,561	20,163,299	92,074	54,855	811,743	1,310,805	77,000
Receivable for fund shares sold	241	2,195	24	23,965	5,858	14	8	106	241	9
Other assets	2	1	—	1	3	1	—	1	—	—
Total assets	1,957,155	6,003,564	144,065	14,377,527	20,169,160	92,089	54,863	811,850	1,311,046	77,009
Liabilities:
Due to Sponsor Company	241	2,195	24	23,965	5,858	14	8	106	241	9
Other liabilities	—	—	1	—	—	—	1	—	—	1
Total liabilities	241	2,195	25	23,965	5,858	14	9	106	241	10
Net assets:
For contract liabilities	$1,956,914	$6,001,369	$144,040	$14,353,562	$20,163,302	$92,075	$54,854	$811,744	$1,310,805	$76,999

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$811,744	$1,306,643	$76,999
class 2	—	—	—	—	—	—	—	—	4,162	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	1,956,914	6,001,369	—	—	—	—	—	—	—	—
class II	—	—	144,040	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	855,712	—	—	—	—	—	—
class S2	—	—	—	13,497,850	20,163,302	92,075	54,854	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,956,914	$6,001,369	$144,040	$14,353,562	$20,163,302	$92,075	$54,854	$811,744	$1,310,805	$76,999

Shares:
class 1	—	—	—	—	—	—	—	152,012	125,277	2,847
class 2	—	—	—	—	—	—	—	—	409	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	166,122	224,855	—	—	—	—	—	—	—	—
class II	—	—	7,850	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	37,697	—	—	—	—	—	—
class S2	—	—	—	595,668	981,660	1,514	9,920	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	166,122	224,855	7,850	633,365	981,660	1,514	9,920	152,012	125,686	2,847

Cost	$1,702,538	$4,301,279	$155,323	$13,123,910	$14,545,157	$64,230	$48,207	$739,851	$998,271	$62,699

Deferred contracts in the accumulation period:
Units owned by participants #	109,611	193,180	76,371	502,624	679,097	3,340	2,388	498,522	56,467	3,617
Minimum unit fair value #*	$14.843435	$27.989247	$1.875847	$2.688529	$25.402750	$25.441212	$21.287958	$1.279835	$2.981022	$20.109675
Maximum unit fair value #*	$21.943017	$33.268667	$1.994329	$32.571379	$32.329876	$29.002541	$23.762819	$17.555134	$24.003438	$21.699269
Contract liability	$1,956,914	$5,989,119	$144,040	$14,324,550	$19,905,921	$92,075	$54,854	$802,247	$1,282,154	$76,999

Contracts in payout (annuitization) period:
Units owned by participants #	—	382	—	934	8,418	—	—	4,563	1,212	—
Minimum unit fair value #*	$—	$32.080193	$—	$29.817677	$29.386569	$—	$—	$1.387094	$23.212109	$—
Maximum unit fair value #*	$—	$32.080193	$—	$31.561818	$31.105407	$—	$—	$2.403293	$24.003438	$—
Contract liability	$—	$12,250	$—	$29,012	$257,381	$—	$—	$9,497	$28,651	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2017

	Morgan Stanley VIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—
class 2	—	—	—	—
class 4	—	—	—	—
class B	—	—	—	—
class I	951,925	—	—	—
class IA	—	6,325,547	—	—
class IB	—	—	—	—
class II	419,560	—	—	—
class INIT	—	—	393,057	301,901
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class X	—	—	—	—
class Y	—	—	—	—
class - N/A	—	—	—	—
Total investments	1,371,485	6,325,547	393,057	301,901
Receivable for fund shares sold	2,490	2,560	55	38
Other assets	—	—	—	1
Total assets	1,373,975	6,328,107	393,112	301,940
Liabilities:
Due to Sponsor Company	2,490	2,560	55	38
Other liabilities	—	2	—	—
Total liabilities	2,490	2,562	55	38
Net assets:
For contract liabilities	$1,371,485	$6,325,545	$393,057	$301,902

Contract Liabilities:
class 1	$—	$—	$—	$—
class 2	—	—	—	—
class 4	—	—	—	—
class B	—	—	—	—
class I	951,925	—	—	—
class IA	—	6,325,545	—	—
class IB	—	—	—	—
class II	419,560	—	—	—
class INIT	—	—	393,057	301,902
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class X	—	—	—	—
class Y	—	—	—	—
class - N/A	—	—	—	—
Total contract liabilities	$1,371,485	$6,325,545	$393,057	$301,902

Shares:
class 1	—	—	—	—
class 2	—	—	—	—
class 4	—	—	—	—
class B	—	—	—	—
class I	120,345	—	—	—
class IA	—	135,451	—	—
class IB	—	—	—	—
class II	53,447	—	—	—
class INIT	—	—	15,591	16,231
class S1	—	—	—	—
class S2	—	—	—	—
class SRV	—	—	—	—
class SRV2	—	—	—	—
class VC	—	—	—	—
class X	—	—	—	—
class Y	—	—	—	—
class - N/A	—	—	—	—
Total shares	173,792	135,451	15,591	16,231

Cost	$1,450,590	$5,341,658	$363,826	$280,996

Deferred contracts in the accumulation period:
Units owned by participants #	111,263	2,246,374	28,769	22,530
Minimum unit fair value #*	$11.803567	$2.011147	$13.440345	$13.218641
Maximum unit fair value #*	$12.382696	$29.135995	$13.817969	$13.452039
Contract liability	$1,366,519	$6,324,275	$393,057	$301,902

Contracts in payout (annuitization) period:
Units owned by participants #	401	562	—	—
Minimum unit fair value #*	$12.382696	$2.260757	$—	$—
Maximum unit fair value #*	$12.382696	$2.260757	$—	$—
Contract liability	$4,966	$1,270	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 10, 2017.
(2) Formerly Catalyst Dividend Capture VA Fund. Change effective May 1, 2017.
(3) Formerly Catalyst Insider Buying VA Fund. Change effective May 1, 2017.
(4) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Emerging Markets Debt Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Emerging Markets Equity Portfolio. Change effective May 1, 2017.
(7) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(8) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(9) Formerly UIF Global Franchise Portfolio. Change effective May 1, 2017.
(10) Merged with Putnam VT Growth and Income Fund. Change effective May 15, 2017.
(11) Formerly UIF Global Infrastructure Portfolio. Change effective May 1, 2017.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2017

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$224,976	$567,508	$21,592	$192,920	$20,793	$3,837	$14,533	$69	$99,541	79,139

Expenses:
Administrative charges	(24,946)	(58,982)	(17,486)	(32,528)	—	—	—	—	—	—
Mortality and expense risk charges	(167,038)	(419,295)	(129,192)	(231,398)	(30,510)	(4,232)	(6,262)	(56)	(91,992)	(226,016)
Total expenses	(191,984)	(478,277)	(146,678)	(263,926)	(30,510)	(4,232)	(6,262)	(56)	(91,992)	(226,016)
Net investment income (loss)	32,992	89,231	(125,086)	(71,006)	(9,717)	(395)	8,271	13	7,549	(146,877)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(207,980)	(1,355,678)	228,383	626,059	24,669	(173)	2,588	158	506,995	—
Net realized gain distributions	102,391	—	439,558	—	—	—	—	—	206,972	—
Change in unrealized appreciation (depreciation) during the period	1,753,953	7,646,287	406,832	1,308,279	536,002	(188)	5,746	899	(294,625)	—
Net gain (loss) on investments	1,648,364	6,290,609	1,074,773	1,934,338	560,671	(361)	8,334	1,057	419,342	—
Net increase (decrease) in net assets resulting from operations	$1,681,356	$6,379,840	$949,687	$1,863,332	$550,954	$(756)	$16,605	$1,070	$426,891	(146,877)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$243	$11,144	$52,077	$101,930	$36,626	$3,434	$452	$385,523	$10,164	$993,106

Expenses:
Administrative charges	—	(2,341)	(12,691)	(8,901)	(3,969)	(971)	(351)	(50,283)	(22,907)	(255,827)
Mortality and expense risk charges	(24)	(28,274)	(187,440)	(132,293)	(48,997)	(13,562)	(2,493)	(364,278)	(164,345)	(1,681,640)
Total expenses	(24)	(30,615)	(200,131)	(141,194)	(52,966)	(14,533)	(2,844)	(414,561)	(187,252)	(1,937,467)
Net investment income (loss)	219	(19,471)	(148,054)	(39,264)	(16,340)	(11,099)	(2,392)	(29,038)	(177,088)	(944,361)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	38,507	229,233	173,453	76,263	15,506	1,356	(183,742)	850,394	2,520,405
Net realized gain distributions	—	49,806	1,006,688	480,329	35,173	—	5,768	563,335	874,259	7,155,788
Change in unrealized appreciation (depreciation) during the period	(173)	354,346	1,306,158	748,386	671,185	163,262	49,389	2,391,984	1,798,255	14,905,678
Net gain (loss) on investments	(173)	442,659	2,542,079	1,402,168	782,621	178,768	56,513	2,771,577	3,522,908	24,581,871
Net increase (decrease) in net assets resulting from operations	$46	$423,188	$2,394,025	$1,362,904	$766,281	$167,669	$54,121	$2,742,539	$3,345,820	$23,637,510

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$171,111	$50,888	$12,294	$1,905	$—	$12	$87,805	$73,998	$6,533	$12,130

Expenses:
Administrative charges	(69,412)	(8,285)	—	—	(1,417)	—	(3,938)	(4,574)	(711)	(919)
Mortality and expense risk charges	(477,141)	(57,393)	(29,565)	(485)	(19,723)	(27)	(44,871)	(55,070)	(9,465)	(11,927)
Total expenses	(546,553)	(65,678)	(29,565)	(485)	(21,140)	(27)	(48,809)	(59,644)	(10,176)	(12,846)
Net investment income (loss)	(375,442)	(14,790)	(17,271)	1,420	(21,140)	(15)	38,996	14,354	(3,643)	(716)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	410,753	65,391	95,879	326	(28,098)	78	(28,915)	91,747	1,770	20,053
Net realized gain distributions	1,696,208	1,014,613	132,045	—	106,000	189	—	134,313	—	—
Change in unrealized appreciation (depreciation) during the period	4,376,619	(396,251)	194,980	2,187	139,901	9	76,566	(29,191)	165,918	95,462
Net gain (loss) on investments	6,483,580	683,753	422,904	2,513	217,803	276	47,651	196,869	167,688	115,515
Net increase (decrease) in net assets resulting from operations	$6,108,138	$668,963	$405,633	$3,933	$196,663	$261	$86,647	$211,223	$164,045	$114,799

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$450,303	$5,000,719	$245,595	$2,002,095	$21,782	$560,681	$—	$897,163	$533,033	$17,304

Expenses:
Administrative charges	(37,386)	(334,853)	—	(243,298)	(7,530)	(120,332)	(56,478)	(29,796)	(72,969)	—
Mortality and expense risk charges	(251,120)	(2,091,958)	(348,608)	(1,611,186)	(59,343)	(850,219)	(406,707)	(203,553)	(474,144)	(31,700)
Total expenses	(288,506)	(2,426,811)	(348,608)	(1,854,484)	(66,873)	(970,551)	(463,185)	(233,349)	(547,113)	(31,700)
Net investment income (loss)	161,797	2,573,908	(103,013)	147,611	(45,091)	(409,870)	(463,185)	663,814	(14,080)	(14,396)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	592,559	(316,858)	496,566	293,901	207,976	808,953	18,127	(79,706)	1,107,161	(2,876)
Net realized gain distributions	—	—	1,198,949	8,538,030	198,101	6,603,773	376,330	—	—	63,588
Change in unrealized appreciation (depreciation) during the period	1,750,579	3,969,865	2,754,212	10,343,925	759,375	4,439,427	7,540,815	310,349	6,804,951	206,935
Net gain (loss) on investments	2,343,138	3,653,007	4,449,727	19,175,856	1,165,452	11,852,153	7,935,272	230,643	7,912,112	267,647
Net increase (decrease) in net assets resulting from operations	$2,504,935	$6,226,915	$4,346,714	$19,323,467	$1,120,361	$11,442,283	$7,472,087	$894,457	$7,898,032	$253,251

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account

Investment income:
Dividends	$13,856	$124,330	$—	$4,112	$145,596	$985,713	$446,135	$49,889	$9,581	$79,795

Expenses:
Administrative charges	—	(30,794)	—	(19,105)	(15,965)	(88,038)	(49,950)	(3,113)	(3,515)	(15,337)
Mortality and expense risk charges	(38,215)	(212,928)	(181,804)	(132,069)	(115,675)	(610,124)	(343,727)	(20,446)	(22,099)	(91,194)
Total expenses	(38,215)	(243,722)	(181,804)	(151,174)	(131,640)	(698,162)	(393,677)	(23,559)	(25,614)	(106,531)
Net investment income (loss)	(24,359)	(119,392)	(181,804)	(147,062)	13,956	287,551	52,458	26,330	(16,033)	(26,736)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(17,468)	17,341	(238,933)	398,216	592,921	(399,757)	978,575	(3,979)	(100,369)	46,097
Net realized gain distributions	166,180	—	—	—	—	—	1,858,376	—	214,172	590,791
Change in unrealized appreciation (depreciation) during the period	166,839	15,766	3,148,607	1,365,190	801,960	35,997	476,194	(71,558)	165,095	211,369
Net gain (loss) on investments	315,551	33,107	2,909,674	1,763,406	1,394,881	(363,760)	3,313,145	(75,537)	278,898	848,257
Net increase (decrease) in net assets resulting from operations	$291,192	$(86,285)	$2,727,870	$1,616,344	$1,408,837	$(76,209)	$3,365,603	$(49,207)	$262,865	$821,521

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)

Investment income:
Dividends	$69,195	$816,864	$594,046	$21,225	$371	$2,579	$82,640	$165	$22,530	$85,943

Expenses:
Administrative charges	(8,984)	(39,084)	(88,865)	(4,977)	(578)	(515)	(4,569)	—	(920)	(3,524)
Mortality and expense risk charges	(59,837)	(267,395)	(566,395)	(35,403)	(6,223)	(7,566)	(59,932)	(96)	(21,614)	(43,385)
Total expenses	(68,821)	(306,479)	(655,260)	(40,380)	(6,801)	(8,081)	(64,501)	(96)	(22,534)	(46,909)
Net investment income (loss)	374	510,385	(61,214)	(19,155)	(6,430)	(5,502)	18,139	69	(4)	39,034

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	38,660	155,074	1,692,746	16,702	20,382	21,995	70,748	298	40,104	14,578
Net realized gain distributions	241,306	192,438	4,391,158	216,968	14,052	13,919	96,162	383	25,859	—
Change in unrealized appreciation (depreciation) during the period	438,555	622,292	(967,764)	150,633	75,664	51,624	164,711	694	64,558	64,375
Net gain (loss) on investments	718,521	969,804	5,116,140	384,303	110,098	87,538	331,621	1,375	130,521	78,953
Net increase (decrease) in net assets resulting from operations	$718,895	$1,480,189	$5,054,926	$365,148	$103,668	$82,036	$349,760	$1,444	$130,517	$117,987

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	Morgan Stanley VIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA
	Sub-Account (5)	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account (10)	Sub-Account (11)	Sub-Account

Investment income:
Dividends	$17,320	$47,164	$—	$—	$31,471	$—	$43,414	$—	$4,910	$—

Expenses:
Administrative charges	(478)	(12,188)	—	(8,264)	(9,005)	(1,514)	(8,163)	—	(486)	(3,427)
Mortality and expense risk charges	(4,985)	(93,075)	(143,982)	(56,894)	(69,367)	(13,071)	(84,061)	(910)	(7,060)	(25,395)
Total expenses	(5,463)	(105,263)	(143,982)	(65,158)	(78,372)	(14,585)	(92,224)	(910)	(7,546)	(28,822)
Net investment income (loss)	11,857	(58,099)	(143,982)	(65,158)	(46,901)	(14,585)	(48,810)	(910)	(2,636)	(28,822)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	113	(30,052)	123,855	(99,851)	16,797	522,322	135,126	(47,223)	(9,616)	67,675
Net realized gain distributions	—	—	824,382	—	56,748	—	111,609	1,655	47,400	197,155
Change in unrealized appreciation (depreciation) during the period	11,881	1,923,112	2,440,959	1,448,725	355,661	(189,743)	669,201	57,043	45,983	193,626
Net gain (loss) on investments	11,994	1,893,060	3,389,196	1,348,874	429,206	332,579	915,936	11,475	83,767	458,456
Net increase (decrease) in net assets resulting from operations	$23,851	$1,834,961	$3,245,214	$1,283,716	$382,305	$317,994	$867,126	$10,565	$81,131	$429,634

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,594	$470,677	$46,428	$152,573	$797,310	$42,448	$39,064	$1,980	$37,089	$396,944

Expenses:
Administrative charges	(32,788)	(125,669)	(8,422)	(45,163)	(27,484)	(5,186)	(1,350)	—	—	(32,799)
Mortality and expense risk charges	(232,042)	(828,338)	(66,439)	(320,034)	(181,066)	(35,687)	(9,202)	(27,711)	(31,493)	(235,700)
Total expenses	(264,830)	(954,007)	(74,861)	(365,197)	(208,550)	(40,873)	(10,552)	(27,711)	(31,493)	(268,499)
Net investment income (loss)	(263,236)	(483,330)	(28,433)	(212,624)	588,760	1,575	28,512	(25,731)	5,596	128,445

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	485,036	1,809,854	143,154	993,670	(487,452)	50,495	(28,834)	77,616	46,031	(364,347)
Net realized gain distributions	1,586,126	—	76,149	1,272,416	—	100,711	216,799	25,515	—	—
Change in unrealized appreciation (depreciation) during the period	1,951,930	17,600,291	415,734	650,431	661,114	197,420	(133,246)	381,629	463,894	3,995,550
Net gain (loss) on investments	4,023,092	19,410,145	635,037	2,916,517	173,662	348,626	54,719	484,760	509,925	3,631,203
Net increase (decrease) in net assets resulting from operations	$3,759,856	$18,926,815	$606,604	$2,703,893	$762,422	$350,201	$83,231	$459,029	$515,521	$3,759,648

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2017

	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$124,914	$21,906	$102,092	$28,675	$68,836	$1,297	$186,666	$379,806	$—	$—

Expenses:
Administrative charges	(21,824)	—	(27,647)	(3,568)	—	—	(27,301)	(37,293)	(119)	—
Mortality and expense risk charges	(151,231)	(46,371)	(201,311)	(24,182)	(78,374)	(2,811)	(195,521)	(280,672)	(1,548)	(915)
Total expenses	(173,055)	(46,371)	(228,958)	(27,750)	(78,374)	(2,811)	(222,822)	(317,965)	(1,667)	(915)
Net investment income (loss)	(48,141)	(24,465)	(126,866)	925	(9,538)	(1,514)	(36,156)	61,841	(1,667)	(915)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	985,803	217,910	(706,072)	19,804	370,858	(1,351)	171,550	1,297,563	2,397	3,075
Net realized gain distributions	613,162	248,359	579,443	—	121,925	19,357	594,722	832,066	7,085	3,281
Change in unrealized appreciation (depreciation) during the period	613,480	400,686	1,088,531	208,907	357,757	7,164	954,663	714,972	11,742	5,535
Net gain (loss) on investments	2,212,445	866,955	961,902	228,711	850,540	25,170	1,720,935	2,844,601	21,224	11,891
Net increase (decrease) in net assets resulting from operations	$2,164,304	$842,490	$835,036	$229,636	$841,002	$23,656	$1,684,779	$2,906,442	$19,557	$10,976

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2017

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account	Sub-Account

Investment income:
Dividends	$24,545	$—	$677	$34,641	$107,961	$460	$44	$73	$3,511	$1,791

Expenses:
Administrative charges	—	(8)	—	—	(7,657)	(28)	(16)	(12)	—	—
Mortality and expense risk charges	(12,764)	(21,126)	(1,049)	(22,443)	(86,283)	(111)	(67)	(48)	(6,203)	(4,285)
Total expenses	(12,764)	(21,134)	(1,049)	(22,443)	(93,940)	(139)	(83)	(60)	(6,203)	(4,285)
Net investment income (loss)	11,781	(21,134)	(372)	12,198	14,021	321	(39)	13	(2,692)	(2,494)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,738	52,889	814	(31,211)	198,191	(575)	(4,462)	(1,261)	430	(7,730)
Net realized gain distributions	—	37,915	5,939	71,079	344,052	57	4,766	2,179	21,629	14,281
Change in unrealized appreciation (depreciation) during the period	150,415	215,346	6,180	109,588	575,163	577	1,822	755	55,722	62,979
Net gain (loss) on investments	152,153	306,150	12,933	149,456	1,117,406	59	2,126	1,673	77,781	69,530
Net increase (decrease) in net assets resulting from operations	$163,934	$285,016	$12,561	$161,654	$1,131,427	$380	$2,087	$1,686	$75,089	$67,036

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 10, 2017.
(2) Formerly Catalyst Dividend Capture VA Fund. Change effective May 1, 2017.
(3) Formerly Catalyst Insider Buying VA Fund. Change effective May 1, 2017.
(4) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Emerging Markets Debt Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Emerging Markets Equity Portfolio. Change effective May 1, 2017.
(7) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(8) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(9) Liquidated as of September 29, 2017.
(10) Liquidated as of April 28, 2017.
(11) Formerly UIF Global Franchise Portfolio. Change effective May 1, 2017.
(12) Merged with Putnam VT Equity Income Fund. Change effective May 15, 2017.
(13) Merged with Putnam VT Growth and Income Fund. Change effective May 15, 2017.
(14) Formerly UIF Global Infrastructure Portfolio. Change effective May 1, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2017

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$32,992	$89,231	$(125,086)	$(71,006)	$(9,717)	$(395)	$8,271	$13	$7,549	$(146,877)
Net realized gain (loss) on security transactions	(207,980)	(1,355,678)	228,383	626,059	24,669	(173)	2,588	158	506,995	—
Net realized gain distributions	102,391	—	439,558	—	—	—	—	—	206,972	—
Change in unrealized appreciation (depreciation) during the period	1,753,953	7,646,287	406,832	1,308,279	536,002	(188)	5,746	899	(294,625)	—
Net increase (decrease) in net assets resulting from operations	1,681,356	6,379,840	949,687	1,863,332	550,954	(756)	16,605	1,070	426,891	(146,877)

Unit transactions:
Purchases	11,894	168,103	119,493	108,760	4,506	—	—	88	24,122	41,169
Net transfers	76,251	(1,416,000)	(861,776)	(496,377)	576,600	19,583	33,049	(86)	(164,908)	6,502,460
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,419,417)	(4,111,667)	(1,427,755)	(2,290,809)	(249,194)	(3,133)	(32,994)	(232)	(930,945)	(9,151,390)
Other transactions	2,827	888	18	480	—	—	—	(1)	8	69
Death benefits	(425,705)	(714,540)	(94,584)	(489,922)	(150,589)	—	(12,028)	—	(97,356)	(620,518)
Net annuity transactions	(1,620)	94,913	(1,275)	45,266	1,976	(2,675)	(224)	—	(54,255)	13,802
Net increase (decrease) in net assets resulting from unit transactions	(2,755,770)	(5,978,303)	(2,265,879)	(3,122,602)	183,299	13,775	(12,197)	(231)	(1,223,334)	(3,214,408)
Net increase (decrease) in net assets	(1,074,414)	401,537	(1,316,192)	(1,259,270)	734,253	13,019	4,408	839	(796,443)	(3,361,285)

Net assets:
Beginning of period	13,522,592	29,656,521	10,421,285	18,221,331	1,550,745	195,372	355,217	4,953	6,791,507	16,984,514
End of period	$12,448,178	$30,058,058	$9,105,093	$16,962,061	$2,284,998	$208,391	$359,625	$5,792	$5,995,064	$13,623,229

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$219	$(19,471)	$(148,054)	$(39,264)	$(16,340)	$(11,099)	$(2,392)	$(29,038)	$(177,088)	$(944,361)
Net realized gain (loss) on security transactions	—	38,507	229,233	173,453	76,263	15,506	1,356	(183,742)	850,394	2,520,405
Net realized gain distributions	—	49,806	1,006,688	480,329	35,173	—	5,768	563,335	874,259	7,155,788
Change in unrealized appreciation (depreciation) during the period	(173)	354,346	1,306,158	748,386	671,185	163,262	49,389	2,391,984	1,798,255	14,905,678
Net increase (decrease) in net assets resulting from operations	46	423,188	2,394,025	1,362,904	766,281	167,669	54,121	2,742,539	3,345,820	23,637,510

Unit transactions:
Purchases	24	—	49,307	5,200	10	8,977	—	102,761	24,845	429,989
Net transfers	16,912	(13,683)	(41,544)	(72,060)	72,422	5,151	3,244	(494,497)	147,851	(2,164,088)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(37)	(132,488)	(936,170)	(702,066)	(420,200)	(51,762)	(15,119)	(3,167,090)	(1,160,734)	(16,280,222)
Other transactions	—	(2)	1	1	—	1	2	463	(54)	168
Death benefits	—	(348)	(81,854)	(28,507)	(9,567)	(17,580)	—	(613,559)	(282,270)	(2,769,548)
Net annuity transactions	—	(2,129)	(13,105)	(10,723)	(7,715)	(2,794)	—	68,597	(22,144)	295,193
Net increase (decrease) in net assets resulting from unit transactions	16,899	(148,650)	(1,023,365)	(808,155)	(365,050)	(58,007)	(11,873)	(4,103,325)	(1,292,506)	(20,488,508)
Net increase (decrease) in net assets	16,945	274,538	1,370,660	554,749	401,231	109,662	42,248	(1,360,786)	2,053,314	3,149,002

Net assets:
Beginning of period	—	1,542,710	9,667,519	7,161,110	2,682,024	731,002	173,236	27,722,091	10,635,595	127,918,113
End of period	$16,945	$1,817,248	$11,038,179	$7,715,859	$3,083,255	$840,664	$215,484	$26,361,305	$12,688,909	$131,067,115

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(375,442)	$(14,790)	$(17,271)	$1,420	$(21,140)	$(15)	$38,996	$14,354	$(3,643)	$(716)
Net realized gain (loss) on security transactions	410,753	65,391	95,879	326	(28,098)	78	(28,915)	91,747	1,770	20,053
Net realized gain distributions	1,696,208	1,014,613	132,045	—	106,000	189	—	134,313	—	—
Change in unrealized appreciation (depreciation) during the period	4,376,619	(396,251)	194,980	2,187	139,901	9	76,566	(29,191)	165,918	95,462
Net increase (decrease) in net assets resulting from operations	6,108,138	668,963	405,633	3,933	196,663	261	86,647	211,223	164,045	114,799

Unit transactions:
Purchases	61,770	7,280	—	—	15,560	44	—	132	1,200	—
Net transfers	(559,630)	(8,546)	105,270	1,015	61,394	(72)	67,181	(26,822)	67,292	3,091
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,613,963)	(391,387)	(367,529)	(1,874)	(139,119)	(113)	(482,846)	(330,635)	(27,974)	(85,222)
Other transactions	53	(13)	1	—	(1)	—	(1)	1	1	1
Death benefits	(420,395)	(80,949)	(61,932)	—	(34,017)	—	(59,465)	(8,101)	—	(4,055)
Net annuity transactions	32,790	(3,342)	—	—	(1,178)	—	(4,480)	(2,388)	(911)	—
Net increase (decrease) in net assets resulting from unit transactions	(5,499,375)	(476,957)	(324,190)	(859)	(97,361)	(141)	(479,611)	(367,813)	39,608	(86,185)
Net increase (decrease) in net assets	608,763	192,006	81,443	3,074	99,302	120	(392,964)	(156,590)	203,653	28,614

Net assets:
Beginning of period	35,490,990	4,112,887	1,945,907	45,499	1,073,098	2,823	3,066,483	3,414,326	411,733	744,173
End of period	$36,099,753	$4,304,893	$2,027,350	$48,573	$1,172,400	$2,943	$2,673,519	$3,257,736	$615,386	$772,787

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$161,797	$2,573,908	$(103,013)	$147,611	$(45,091)	$(409,870)	$(463,185)	$663,814	$(14,080)	$(14,396)
Net realized gain (loss) on security transactions	592,559	(316,858)	496,566	293,901	207,976	808,953	18,127	(79,706)	1,107,161	(2,876)
Net realized gain distributions	—	—	1,198,949	8,538,030	198,101	6,603,773	376,330	—	—	63,588
Change in unrealized appreciation (depreciation) during the period	1,750,579	3,969,865	2,754,212	10,343,925	759,375	4,439,427	7,540,815	310,349	6,804,951	206,935
Net increase (decrease) in net assets resulting from operations	2,504,935	6,226,915	4,346,714	19,323,467	1,120,361	11,442,283	7,472,087	894,457	7,898,032	253,251

Unit transactions:
Purchases	154,311	534,094	137,354	377,100	11,395	323,604	23,671	13,893	102,552	17,403
Net transfers	715,695	10,340,126	(1,101,522)	(1,676,375)	439,671	(2,936,528)	(1,137,511)	(228,175)	(719,469)	(304,350)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,011,079)	(22,754,569)	(3,570,463)	(16,176,051)	(826,771)	(8,176,522)	(3,772,483)	(2,072,337)	(5,246,451)	(384,926)
Other transactions	(7)	1,008	(21)	448	(96)	1,614	(117)	(53)	474	(19)
Death benefits	(315,827)	(3,371,762)	(455,607)	(2,650,025)	(114,734)	(1,241,401)	(567,982)	(261,699)	(536,178)	(59,420)
Net annuity transactions	35,093	339,170	6,208	167,697	3,858	207,296	4,298	(8,265)	54,047	5,354
Net increase (decrease) in net assets resulting from unit transactions	(1,421,814)	(14,911,933)	(4,984,051)	(19,957,206)	(486,677)	(11,821,937)	(5,450,124)	(2,556,636)	(6,345,025)	(725,958)
Net increase (decrease) in net assets	1,083,121	(8,685,018)	(637,337)	(633,739)	633,684	(379,654)	2,021,963	(1,662,179)	1,553,007	(472,707)

Net assets:
Beginning of period	18,807,233	175,829,068	23,397,973	126,713,323	3,848,595	63,385,565	28,350,275	16,060,430	36,112,943	2,471,268
End of period	$19,890,354	$167,144,050	$22,760,636	$126,079,584	$4,482,279	$63,005,911	$30,372,238	$14,398,251	$37,665,950	$1,998,561

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account

Operations:
Net investment income (loss)	$(24,359)	$(119,392)	$(181,804)	$(147,062)	$13,956	$287,551	$52,458	$26,330	$(16,033)	$(26,736)
Net realized gain (loss) on security transactions	(17,468)	17,341	(238,933)	398,216	592,921	(399,757)	978,575	(3,979)	(100,369)	46,097
Net realized gain distributions	166,180	—	—	—	—	—	1,858,376	—	214,172	590,791
Change in unrealized appreciation (depreciation) during the period	166,839	15,766	3,148,607	1,365,190	801,960	35,997	476,194	(71,558)	165,095	211,369
Net increase (decrease) in net assets resulting from operations	291,192	(86,285)	2,727,870	1,616,344	1,408,837	(76,209)	3,365,603	(49,207)	262,865	821,521

Unit transactions:
Purchases	14,688	75,718	62,454	49,453	14,287	197,596	93,403	3,478	3,984	6,643
Net transfers	81,694	1,221,088	(739,544)	15,059	(789,428)	4,324,921	(641,845)	72,453	(112,213)	(59,153)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(241,529)	(2,657,055)	(1,659,898)	(1,339,062)	(887,226)	(7,267,330)	(3,380,439)	(273,541)	(305,736)	(918,087)
Other transactions	23	(254)	10	203	(5)	432	79	(1)	(51)	(3)
Death benefits	(10,391)	(274,101)	(311,546)	(127,852)	(141,697)	(1,155,483)	(523,955)	(44,098)	(56,296)	(23,172)
Net annuity transactions	—	415	15,661	(929)	(2,517)	402,793	145,578	(57)	(27)	2,128
Net increase (decrease) in net assets resulting from unit transactions	(155,515)	(1,634,189)	(2,632,863)	(1,403,128)	(1,806,586)	(3,497,071)	(4,307,179)	(241,766)	(470,339)	(991,644)
Net increase (decrease) in net assets	135,677	(1,720,474)	95,007	213,216	(397,749)	(3,573,280)	(941,576)	(290,973)	(207,474)	(170,123)

Net assets:
Beginning of period	2,581,163	16,430,223	12,293,183	9,207,402	8,790,819	46,402,765	27,109,103	1,748,478	1,904,530	7,956,863
End of period	$2,716,840	$14,709,749	$12,388,190	$9,420,618	$8,393,070	$42,829,485	$26,167,527	$1,457,505	$1,697,056	$7,786,740

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)

Operations:
Net investment income (loss)	$374	$510,385	$(61,214)	$(19,155)	$(6,430)	$(5,502)	$18,139	$69	$(4)	$39,034
Net realized gain (loss) on security transactions	38,660	155,074	1,692,746	16,702	20,382	21,995	70,748	298	40,104	14,578
Net realized gain distributions	241,306	192,438	4,391,158	216,968	14,052	13,919	96,162	383	25,859	—
Change in unrealized appreciation (depreciation) during the period	438,555	622,292	(967,764)	150,633	75,664	51,624	164,711	694	64,558	64,375
Net increase (decrease) in net assets resulting from operations	718,895	1,480,189	5,054,926	365,148	103,668	82,036	349,760	1,444	130,517	117,987

Unit transactions:
Purchases	9,194	26,309	115,814	1,289	—	—	4,000	154	—	42,624
Net transfers	(862,864)	856,144	(80,827)	(35,554)	(76,085)	(87,160)	76,584	(392)	4,307	(7,441)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(507,104)	(3,007,704)	(5,513,712)	(231,138)	(42,223)	(90,974)	(441,723)	(397)	(156,527)	(344,793)
Other transactions	1	22	(5)	7	—	(1)	1	—	20	(2)
Death benefits	(4,809)	(141,055)	(622,637)	(73,829)	—	—	(13,171)	—	(29,977)	(112,701)
Net annuity transactions	(7,677)	110,195	117,059	6,308	—	(1,213)	90,300	—	(3,274)	(17,475)
Net increase (decrease) in net assets resulting from unit transactions	(1,373,259)	(2,156,089)	(5,984,308)	(332,917)	(118,308)	(179,348)	(284,009)	(635)	(185,451)	(439,788)
Net increase (decrease) in net assets	(654,364)	(675,900)	(929,382)	32,231	(14,640)	(97,312)	65,751	809	(54,934)	(321,801)

Net assets:
Beginning of period	4,984,007	20,595,357	46,731,687	2,646,046	403,348	468,971	3,542,125	9,376	1,507,535	2,841,216
End of period	$4,329,643	$19,919,457	$45,802,305	$2,678,277	$388,708	$371,659	$3,607,876	$10,185	$1,452,601	$2,519,415

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	Morgan Stanley VIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA
	Sub-Account (5)	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account (10)	Sub-Account (11)	Sub-Account

Operations:
Net investment income (loss)	$11,857	$(58,099)	$(143,982)	$(65,158)	$(46,901)	$(14,585)	$(48,810)	$(910)	$(2,636)	$(28,822)
Net realized gain (loss) on security transactions	113	(30,052)	123,855	(99,851)	16,797	522,322	135,126	(47,223)	(9,616)	67,675
Net realized gain distributions	—	—	824,382	—	56,748	—	111,609	1,655	47,400	197,155
Change in unrealized appreciation (depreciation) during the period	11,881	1,923,112	2,440,959	1,448,725	355,661	(189,743)	669,201	57,043	45,983	193,626
Net increase (decrease) in net assets resulting from operations	23,851	1,834,961	3,245,214	1,283,716	382,305	317,994	867,126	10,565	81,131	429,634

Unit transactions:
Purchases	1,200	23,059	—	3,351	19,815	—	—	—	—	7,563
Net transfers	3,950	454,854	(72,153)	312,067	4,715	(1,360,007)	6,999	(146,195)	(74,626)	95,389
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(14,990)	(1,211,363)	(796,562)	(481,535)	(812,262)	(110,861)	(706,677)	(470)	(12,910)	(220,705)
Other transactions	2	3	(104)	(80)	1	(4)	(6)	—	—	(3)
Death benefits	—	(218,284)	(71,034)	(279,363)	(61,554)	(30,393)	(113,997)	—	(469)	(3,944)
Net annuity transactions	—	11,197	(48,545)	(2,465)	77	(21,907)	(69,334)	—	—	(4,152)
Net increase (decrease) in net assets resulting from unit transactions	(9,838)	(940,534)	(988,398)	(448,025)	(849,208)	(1,523,172)	(883,015)	(146,665)	(88,005)	(125,852)
Net increase (decrease) in net assets	14,013	894,427	2,256,816	835,691	(466,903)	(1,205,178)	(15,889)	(136,100)	(6,874)	303,782

Net assets:
Beginning of period	305,965	5,813,917	8,187,358	3,570,350	5,381,037	1,205,178	5,625,906	136,100	415,284	1,669,209
End of period	$319,978	$6,708,344	$10,444,174	$4,406,041	$4,914,134	$—	$5,610,017	$—	$408,410	$1,972,991

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(263,236)	$(483,330)	$(28,433)	$(212,624)	$588,760	$1,575	$28,512	$(25,731)	$5,596	$128,445
Net realized gain (loss) on security transactions	485,036	1,809,854	143,154	993,670	(487,452)	50,495	(28,834)	77,616	46,031	(364,347)
Net realized gain distributions	1,586,126	—	76,149	1,272,416	—	100,711	216,799	25,515	—	—
Change in unrealized appreciation (depreciation) during the period	1,951,930	17,600,291	415,734	650,431	661,114	197,420	(133,246)	381,629	463,894	3,995,550
Net increase (decrease) in net assets resulting from operations	3,759,856	18,926,815	606,604	2,703,893	762,422	350,201	83,231	459,029	515,521	3,759,648

Unit transactions:
Purchases	88,910	150,907	4,853	99,539	35,345	8,274	200	—	6,900	104,279
Net transfers	(506,581)	(2,224,735)	162,074	(1,409,977)	228,775	108,645	(6,800)	59,690	(184,016)	(644,255)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	(1,872,100)	—	—	—
Surrenders for benefit payments and fees	(2,241,136)	(7,488,560)	(631,888)	(3,150,767)	(1,638,099)	(510,093)	(82,714)	(395,294)	(291,212)	(2,249,395)
Other transactions	293	82	(1)	575	4	71	3	(47)	1	661
Death benefits	(498,786)	(1,024,895)	(21,215)	(446,680)	(362,171)	(188,168)	(13,840)	—	(13,840)	(334,586)
Net annuity transactions	61,141	177,590	4,443	31,125	33,006	3,006	(10,597)	(6,948)	2,067	50,856
Net increase (decrease) in net assets resulting from unit transactions	(3,096,159)	(10,409,611)	(481,734)	(4,876,185)	(1,703,140)	(578,265)	(1,985,848)	(342,599)	(480,100)	(3,072,440)
Net increase (decrease) in net assets	663,697	8,517,204	124,870	(2,172,292)	(940,718)	(228,064)	(1,902,617)	116,430	35,421	687,208

Net assets:
Beginning of period	16,342,025	59,614,123	4,309,521	24,957,085	14,641,293	2,885,197	1,902,617	1,714,504	2,399,657	16,293,893
End of period	$17,005,722	$68,131,327	$4,434,391	$22,784,793	$13,700,575	$2,657,133	$—	$1,830,934	$2,435,078	$16,981,101

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(48,141)	$(24,465)	$(126,866)	$925	$(9,538)	$(1,514)	$(36,156)	$61,841	$(1,667)	$(915)
Net realized gain (loss) on security transactions	985,803	217,910	(706,072)	19,804	370,858	(1,351)	171,550	1,297,563	2,397	3,075
Net realized gain distributions	613,162	248,359	579,443	—	121,925	19,357	594,722	832,066	7,085	3,281
Change in unrealized appreciation (depreciation) during the period	613,480	400,686	1,088,531	208,907	357,757	7,164	954,663	714,972	11,742	5,535
Net increase (decrease) in net assets resulting from operations	2,164,304	842,490	835,036	229,636	841,002	23,656	1,684,779	2,906,442	19,557	10,976

Unit transactions:
Purchases	88,200	9,586	43,579	—	2,825	—	6,692	65,774	—	—
Net transfers	(517,021)	(256,368)	(829,125)	147,089	(26,649)	(1,690)	30,423	(721,732)	(87)	(60,345)
Net interfund transfers due to corporate actions	—	—	—	—	1,872,100	—	—	—	—	—
Surrenders for benefit payments and fees	(1,491,490)	(452,271)	(2,174,723)	(213,994)	(606,740)	(6,405)	(2,359,955)	(3,219,830)	(2,381)	(68)
Other transactions	59	—	311	872	(112)	—	(12)	358	(1)	—
Death benefits	(508,892)	(18,176)	(185,981)	(12,570)	(169,808)	—	(201,513)	(303,574)	(4,947)	—
Net annuity transactions	30,813	2,532	23,958	(920)	10,842	—	22,046	116,405	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2,398,331)	(714,697)	(3,121,981)	(79,523)	1,082,458	(8,095)	(2,502,319)	(4,062,599)	(7,416)	(60,413)
Net increase (decrease) in net assets	(234,027)	127,793	(2,286,945)	150,113	1,923,460	15,561	(817,540)	(1,156,157)	12,141	(49,437)

Net assets:
Beginning of period	11,619,353	3,267,002	16,199,550	1,806,801	4,077,909	128,479	15,171,102	21,319,459	79,934	104,291
End of period	$11,385,326	$3,394,795	$13,912,605	$1,956,914	$6,001,369	$144,040	$14,353,562	$20,163,302	$92,075	$54,854

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$11,781	$(21,134)	$(372)	$12,198	$14,021	$321	$(39)	$13	$(2,692)	$(2,494)
Net realized gain (loss) on security transactions	1,738	52,889	814	(31,211)	198,191	(575)	(4,462)	(1,261)	430	(7,730)
Net realized gain distributions	—	37,915	5,939	71,079	344,052	57	4,766	2,179	21,629	14,281
Change in unrealized appreciation (depreciation) during the period	150,415	215,346	6,180	109,588	575,163	577	1,822	755	55,722	62,979
Net increase (decrease) in net assets resulting from operations	163,934	285,016	12,561	161,654	1,131,427	380	2,087	1,686	75,089	67,036

Unit transactions:
Purchases	904	2,541	—	3,201	23,855	240	140	100	—	—
Net transfers	(17,505)	(101,225)	—	(100,861)	(330,383)	(15,014)	(10,979)	(7,678)	(5,901)	(89,662)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(83,251)	(137,147)	(3,577)	(237,624)	(873,759)	(634)	(385)	(278)	(14,621)	(603)
Other transactions	1	37	—	—	6	1	—	1	—	1
Death benefits	(16,221)	(30,224)	—	(30,370)	(9,430)	—	—	—	(705)	—
Net annuity transactions	1,038	23,855	—	2,104	(165)	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(115,034)	(242,163)	(3,577)	(363,550)	(1,189,876)	(15,407)	(11,224)	(7,855)	(21,227)	(90,264)
Net increase (decrease) in net assets	48,900	42,853	8,984	(201,896)	(58,449)	(15,027)	(9,137)	(6,169)	53,862	(23,228)

Net assets:
Beginning of period	762,844	1,267,952	68,015	1,573,381	6,383,994	15,027	9,137	6,169	339,195	325,130
End of period	$811,744	$1,310,805	$76,999	$1,371,485	$6,325,545	$—	$—	$—	$393,057	$301,902

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 10, 2017.
(2) Formerly Catalyst Dividend Capture VA Fund. Change effective May 1, 2017.
(3) Formerly Catalyst Insider Buying VA Fund. Change effective May 1, 2017.
(4) Formerly UIF Core Plus Fixed Income Portfolio. Change effective May 1, 2017.
(5) Formerly UIF Emerging Markets Debt Portfolio. Change effective May 1, 2017.
(6) Formerly UIF Emerging Markets Equity Portfolio. Change effective May 1, 2017.
(7) Formerly UIF Growth Portfolio. Change effective May 1, 2017.
(8) Formerly UIF Mid Cap Growth Portfolio. Change effective May 1, 2017.
(9) Liquidated as of September 29, 2017.
(10) Liquidated as of April 28, 2017.
(11) Formerly UIF Global Franchise Portfolio. Change effective May 1, 2017.
(12) Merged with Putnam VT Equity Income Fund. Change effective May 15, 2017.
(13) Merged with Putnam VT Growth and Income Fund. Change effective May 15, 2017.
(14) Formerly UIF Global Infrastructure Portfolio. Change effective May 1, 2017.
(15) Liquidated as of November 10, 2017.
(16) Liquidated as of November 10, 2017.
(17) Liquidated as of November 10, 2017.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$34,833	$(170,639)	$(106,503)	$(24,914)	$(27,074)	$(673)	$6,993	$10	$(12,148)	$(233,240)
Net realized gain (loss) on security transactions	(440,815)	(3,197,592)	(195,933)	174,189	(36,102)	(584)	(2,629)	111	262,402	—
Net realized gain distributions	974,343	—	507,470	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(150,108)	2,573,504	1,583,377	1,462,758	(90,195)	(674)	23,673	(190)	566,109	—
Net increase (decrease) in net assets resulting from operations	418,253	(794,727)	1,788,411	1,612,033	(153,371)	(1,931)	28,037	(69)	816,363	(233,240)

Unit transactions:
Purchases	8,385	101,415	10,506	43,966	804	—	—	96	20,155	19,576
Net transfers	(329,740)	105,257	1,407,678	149,237	(68,315)	4,578	35,640	106	(880)	17,514,395
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,776,126)	(5,134,286)	(1,375,417)	(2,964,818)	(298,640)	(12,954)	(22,200)	(228)	(508,250)	(12,709,537)
Other transactions	8	803	40	1,017	44	—	(1)	(1)	(53)	59
Death benefits	(332,101)	(648,841)	(332,231)	(370,496)	(56,054)	—	(11,466)	—	(177,051)	(1,655,840)
Net annuity transactions	72,896	43,471	8,732	56,081	(4)	(2,918)	(224)	—	84,853	117,155
Net increase (decrease) in net assets resulting from unit transactions	(3,356,678)	(5,532,181)	(280,692)	(3,085,013)	(422,165)	(11,294)	1,749	(27)	(581,226)	3,285,808
Net increase (decrease) in net assets	(2,938,425)	(6,326,908)	1,507,719	(1,472,980)	(575,536)	(13,225)	29,786	(96)	235,137	3,052,568

Net assets:
Beginning of period	16,461,017	35,983,429	8,913,566	19,694,311	2,126,281	208,597	325,431	5,049	6,556,370	13,931,946
End of period	$13,522,592	$29,656,521	$10,421,285	$18,221,331	$1,550,745	$195,372	$355,217	$4,953	$6,791,507	$16,984,514

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(14,605)	$(110,939)	$(33,526)	$(12,234)	$(11,874)	$(2,681)	$130,595	$(173,739)	$(1,174,778)	$(445,202)
Net realized gain (loss) on security transactions	19,474	222,777	195,952	8,808	21,904	(11,212)	(1,086,818)	713,986	(307,828)	(577,591)
Net realized gain distributions	134,702	871,403	791,447	242,072	134,520	9,349	1,878,290	1,169,113	11,227,689	2,353,225
Change in unrealized appreciation (depreciation) during the period	(163,289)	(284,892)	(317,293)	(194,001)	(145,188)	(2,957)	3,055,589	(1,861,009)	(2,340,601)	2,008,117
Net increase (decrease) in net assets resulting from operations	(23,718)	698,349	636,580	44,645	(638)	(7,501)	3,977,656	(151,649)	7,404,482	3,338,549

Unit transactions:
Purchases	7,234	18,370	21,561	80	2,777	—	184,989	51,328	420,639	140,592
Net transfers	(8,828)	26,436	(62,417)	(75,728)	(2,845)	(76,378)	(432,491)	(525,658)	(3,326,537)	(806,652)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(127,334)	(1,128,462)	(982,035)	(235,136)	(70,159)	(15,681)	(4,056,918)	(1,297,529)	(18,449,579)	(5,029,644)
Other transactions	(1)	88	(1)	(66)	1	(2)	725	(36)	1,478	197
Death benefits	(13,665)	(186,202)	(71,267)	(87,230)	(70,272)	—	(638,519)	(219,382)	(2,651,270)	(892,697)
Net annuity transactions	(1,896)	(3,901)	3,707	(7,997)	(2,624)	—	59,937	(16,829)	360,427	83,513
Net increase (decrease) in net assets resulting from unit transactions	(144,490)	(1,273,671)	(1,090,452)	(406,077)	(143,122)	(92,061)	(4,882,277)	(2,008,106)	(23,644,842)	(6,504,691)
Net increase (decrease) in net assets	(168,208)	(575,322)	(453,872)	(361,432)	(143,760)	(99,562)	(904,621)	(2,159,755)	(16,240,360)	(3,166,142)

Net assets:
Beginning of period	1,710,918	10,242,841	7,614,982	3,043,456	874,762	272,798	28,626,712	12,795,350	144,158,473	38,657,132
End of period	$1,542,710	$9,667,519	$7,161,110	$2,682,024	$731,002	$173,236	$27,722,091	$10,635,595	$127,918,113	$35,490,990

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(27,439)	$(15,650)	$1,593	$(21,664)	$(8)	$62,520	$7,154	$(3,216)	$2,325
Net realized gain (loss) on security transactions	136,943	42,976	221	(47,303)	80	(63,531)	107,075	(4,402)	13,106
Net realized gain distributions	—	88,323	—	136,334	382	—	275,785	—	28,304
Change in unrealized appreciation (depreciation) during the period	163,030	(95,059)	3,510	(44,242)	214	207,639	51,999	60,321	9,339
Net increase (decrease) in net assets resulting from operations	272,534	20,590	5,324	23,125	668	206,628	442,013	52,703	53,074

Unit transactions:
Purchases	23,301	2,500	—	—	48	8,746	5,985	2,720	—
Net transfers	(68,316)	(165,581)	(204)	(59,244)	(251)	26,675	(87,514)	34,141	1,815
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(518,300)	(156,324)	(3,485)	(151,491)	(222)	(566,495)	(381,773)	(21,168)	(56,533)
Other transactions	1	60	—	(78)	—	—	(1)	1	—
Death benefits	(100,393)	(46,129)	—	(13,320)	—	(61,636)	(23,114)	(239)	(4,855)
Net annuity transactions	15,116	—	—	(1,106)	—	(4,462)	7,989	(759)	—
Net increase (decrease) in net assets resulting from unit transactions	(648,591)	(365,474)	(3,689)	(225,239)	(425)	(597,172)	(478,428)	14,696	(59,573)
Net increase (decrease) in net assets	(376,057)	(344,884)	1,635	(202,114)	243	(390,544)	(36,415)	67,399	(6,499)

Net assets:
Beginning of period	4,488,944	2,290,791	43,864	1,275,212	2,580	3,457,027	3,450,741	344,334	750,672
End of period	$4,112,887	$1,945,907	$45,499	$1,073,098	$2,823	$3,066,483	$3,414,326	$411,733	$744,173

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$237,164	$1,958,680	$(103,406)	$641,707	$(40,026)	$(446,662)	$(346,097)	$742,097	$66,892	$(1,845)
Net realized gain (loss) on security transactions	593,452	(707,688)	(8,173)	(1,343,310)	93,427	988,327	(750,201)	(401,109)	(23,875)	(93,064)
Net realized gain distributions	—	697,054	2,334,744	14,115,516	430,137	8,077,347	4,327,324	—	—	135,680
Change in unrealized appreciation (depreciation) during the period	(5,356)	4,030,006	(1,386,126)	2,016,712	(497,274)	(6,120,182)	(4,054,843)	1,593,199	(249,899)	256,837
Net increase (decrease) in net assets resulting from operations	825,260	5,978,052	837,039	15,430,625	(13,736)	2,498,830	(823,817)	1,934,187	(206,882)	297,608

Unit transactions:
Purchases	83,933	548,038	56,082	403,184	5,783	219,280	416,455	42,657	67,211	250
Net transfers	1,093,622	727,251	(1,211,404)	(2,528,657)	(210,025)	(397,895)	(2,418,646)	334,011	(233,586)	124,294
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,725,313)	(27,554,765)	(3,482,493)	(17,032,641)	(607,261)	(10,062,464)	(4,280,606)	(2,413,373)	(5,494,159)	(214,318)
Other transactions	(3)	3,742	(63)	581	—	2,323	(24)	520	799	(17)
Death benefits	(451,290)	(4,039,533)	(414,535)	(2,258,549)	(89,327)	(1,081,622)	(956,584)	(328,132)	(772,169)	(17,266)
Net annuity transactions	38,037	211,939	4,635	340,582	—	74,000	35,862	37,550	27,460	2,591
Net increase (decrease) in net assets resulting from unit transactions	(1,961,014)	(30,103,328)	(5,047,778)	(21,075,500)	(900,830)	(11,246,378)	(7,203,543)	(2,326,767)	(6,404,444)	(104,466)
Net increase (decrease) in net assets	(1,135,754)	(24,125,276)	(4,210,739)	(5,644,875)	(914,566)	(8,747,548)	(8,027,360)	(392,580)	(6,611,326)	193,142

Net assets:
Beginning of period	19,942,987	199,954,344	27,608,712	132,358,198	4,763,161	72,133,113	36,377,635	16,453,010	42,724,269	2,278,126
End of period	$18,807,233	$175,829,068	$23,397,973	$126,713,323	$3,848,595	$63,385,565	$28,350,275	$16,060,430	$36,112,943	$2,471,268

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(23,834)	$(201,797)	$(184,217)	$(137,313)	$24,292	$150,544	$51,033	$56,198	$(15,530)	$(18,101)
Net realized gain (loss) on security transactions	(63,742)	16,392	(739,391)	(285,616)	327,194	(328,383)	1,134,585	(1,072)	(77,133)	(200,227)
Net realized gain distributions	339,556	—	1,271,814	445,216	—	—	3,426,977	—	548,172	149,666
Change in unrealized appreciation (depreciation) during the period	20,647	79,968	(316,669)	857,647	133,006	285,260	(1,563,037)	41,323	(291,519)	1,096,803
Net increase (decrease) in net assets resulting from operations	272,627	(105,437)	31,537	879,934	484,492	107,421	3,049,558	96,449	163,990	1,028,141

Unit transactions:
Purchases	6,980	63,511	23,488	63,718	18,712	102,295	135,479	3,196	6,154	8,865
Net transfers	(305)	1,960,977	230,621	(1,553,838)	705,582	1,879,202	(1,126,589)	(60,739)	(43,693)	(566,648)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(348,488)	(5,449,091)	(1,802,938)	(1,355,998)	(719,950)	(8,337,425)	(3,414,735)	(239,835)	(284,252)	(1,139,244)
Other transactions	426	450	328	2	1,078	1,533	389	16	2	(1)
Death benefits	(55,471)	(208,504)	(223,294)	(126,974)	(172,684)	(1,056,073)	(644,078)	(26,868)	(24,251)	(54,861)
Net annuity transactions	—	(13,232)	29,218	11,121	5,307	51,162	91,512	54	26	10,902
Net increase (decrease) in net assets resulting from unit transactions	(396,858)	(3,645,889)	(1,742,577)	(2,961,969)	(161,955)	(7,359,306)	(4,958,022)	(324,176)	(346,014)	(1,740,987)
Net increase (decrease) in net assets	(124,231)	(3,751,326)	(1,711,040)	(2,082,035)	322,537	(7,251,885)	(1,908,464)	(227,727)	(182,024)	(712,846)

Net assets:
Beginning of period	2,705,394	20,181,549	14,004,223	11,289,437	8,468,282	53,654,650	29,017,567	1,976,205	2,086,554	8,669,709
End of period	$2,581,163	$16,430,223	$12,293,183	$9,207,402	$8,790,819	$46,402,765	$27,109,103	$1,748,478	$1,904,530	$7,956,863

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,038	$586,999	$(943)	$(17,120)	$(7,550)	$(5,489)	$39,993	$75	$2,187	$5,661
Net realized gain (loss) on security transactions	(11,239)	(92,745)	1,258,863	(37,109)	18,366	27,686	66,381	336	27,951	2,039
Net realized gain distributions	302,299	—	612,906	100,587	24,622	50,230	117,908	724	45,087	—
Change in unrealized appreciation (depreciation) during the period	222,417	1,611,103	4,727,776	223,798	(32,617)	(43,710)	25,256	(69)	92,068	117,975
Net increase (decrease) in net assets resulting from operations	528,515	2,105,357	6,598,602	270,156	2,821	28,717	249,538	1,066	167,293	125,675

Unit transactions:
Purchases	24,784	48,145	141,071	2,349	—	—	7,023	168	—	100
Net transfers	1,378,833	415,235	(2,239,983)	(127,890)	3,101	(9,312)	5,688	(392)	(123,018)	125,200
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(612,857)	(3,643,718)	(5,855,148)	(436,301)	(45,832)	(78,264)	(341,170)	(404)	(258,743)	(356,024)
Other transactions	(222)	45	129	(4)	1	(1)	(1)	—	1	7
Death benefits	(103,304)	(404,212)	(777,812)	(16,347)	—	(2,633)	(19,181)	—	(191,898)	(95,449)
Net annuity transactions	26,249	3,728	1,737	903	—	(1,102)	(6,692)	—	679	(19,502)
Net increase (decrease) in net assets resulting from unit transactions	713,483	(3,580,777)	(8,730,006)	(577,290)	(42,730)	(91,312)	(354,333)	(628)	(572,979)	(345,668)
Net increase (decrease) in net assets	1,241,998	(1,475,420)	(2,131,404)	(307,134)	(39,909)	(62,595)	(104,795)	438	(405,686)	(219,993)

Net assets:
Beginning of period	3,742,009	22,070,777	48,863,091	2,953,180	443,257	531,566	3,646,920	8,938	1,913,221	3,061,209
End of period	$4,984,007	$20,595,357	$46,731,687	$2,646,046	$403,348	$468,971	$3,542,125	$9,376	$1,507,535	$2,841,216

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$14,282	$(77,925)	$(125,622)	$(60,820)	$(70,774)	$(18,516)	$(65,995)	$(3,354)	$(1,927)
Net realized gain (loss) on security transactions	(2,997)	(642,034)	(2,743)	(320,397)	(135,774)	19,740	(150,004)	(32,007)	(6,887)
Net realized gain distributions	—	—	1,385,347	187,995	286,906	49,048	247,710	12,179	60,092
Change in unrealized appreciation (depreciation) during the period	19,156	976,896	(1,546,872)	(257,107)	535,603	(204,564)	637,056	24,593	(36,099)
Net increase (decrease) in net assets resulting from operations	30,441	256,937	(289,890)	(450,329)	615,961	(154,292)	668,767	1,411	15,179

Unit transactions:
Purchases	2,507	21,679	21,215	1,555	27,192	1,806	11,610	—	—
Net transfers	(70,976)	(189,973)	97,276	(6,055)	(35,494)	(20,105)	(160,517)	(43,035)	446
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(30,550)	(900,434)	(744,896)	(493,590)	(647,962)	(69,685)	(1,260,677)	(18,153)	(26,169)
Other transactions	1	475	(78)	120	52	(1)	(1)	—	—
Death benefits	(7,671)	(153,181)	(241,405)	(76,155)	(258,820)	(24,915)	(173,043)	—	(14,054)
Net annuity transactions	—	11,457	162,761	17,027	23,424	(2,568)	87,845	—	—
Net increase (decrease) in net assets resulting from unit transactions	(106,689)	(1,209,977)	(705,127)	(557,098)	(891,608)	(115,468)	(1,494,783)	(61,188)	(39,777)
Net increase (decrease) in net assets	(76,248)	(953,040)	(995,017)	(1,007,427)	(275,647)	(269,760)	(826,016)	(59,777)	(24,598)

Net assets:
Beginning of period	382,213	6,766,957	9,182,375	4,577,777	5,656,684	1,474,938	6,451,922	195,877	439,882
End of period	$305,965	$5,813,917	$8,187,358	$3,570,350	$5,381,037	$1,205,178	$5,625,906	$136,100	$415,284

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Operations:
Net investment income (loss)	$(29,943)	$(248,967)	$(434,574)	$(36,567)	$(318,882)	$904,473	$16,808	$5,654	$(3,275)	$28,814
Net realized gain (loss) on security transactions	107,461	370,547	(203,912)	142,089	343,961	(915,738)	17,967	(24,696)	2,369	(35,614)
Net realized gain distributions	148,808	1,848,352	4,241,667	523,285	953,759	—	235,334	61,961	—	—
Change in unrealized appreciation (depreciation) during the period	(253,434)	(2,824,284)	(5,063,992)	(239,097)	2,559,376	501,452	(129,373)	182,904	12,413	16,917
Net increase (decrease) in net assets resulting from operations	(27,108)	(854,352)	(1,460,811)	389,710	3,538,214	490,187	140,736	225,823	11,507	10,117

Unit transactions:
Purchases	8,006	35,398	232,330	5,101	49,031	57,690	42,196	600	—	4,867
Net transfers	(518,324)	(330,381)	(521,371)	(86,125)	(789,650)	(166,232)	(214,049)	(92,688)	(290,665)	127,463
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	1,899,534	—
Surrenders for benefit payments and fees	(332,047)	(2,663,135)	(8,112,859)	(661,766)	(3,741,849)	(2,245,697)	(739,122)	(425,266)	(35,693)	(326,119)
Other transactions	(2)	184	(106)	—	648	(6)	(1)	(5)	—	1
Death benefits	—	(366,091)	(1,214,979)	(116,602)	(413,808)	(445,581)	(76,096)	(2,132)	—	(34,776)
Net annuity transactions	4,034	4,711	62,621	21,256	46,197	39,591	—	(3,417)	129,821	2,101
Net increase (decrease) in net assets resulting from unit transactions	(838,333)	(3,319,314)	(9,554,364)	(838,136)	(4,849,431)	(2,760,235)	(987,072)	(522,908)	1,702,997	(226,463)
Net increase (decrease) in net assets	(865,441)	(4,173,666)	(11,015,175)	(448,426)	(1,311,217)	(2,270,048)	(846,336)	(297,085)	1,714,504	(216,346)

Net assets:
Beginning of period	2,534,650	20,515,691	70,629,298	4,757,947	26,268,302	16,911,341	3,731,533	2,199,702	—	2,616,003
End of period	$1,669,209	$16,342,025	$59,614,123	$4,309,521	$24,957,085	$14,641,293	$2,885,197	$1,902,617	$1,714,504	$2,399,657

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$334,718	$(19,794)	$(20,624)	$(52,337)	$5,492	$17,368	$(1,300)	$(94,027)	$(67,019)
Net realized gain (loss) on security transactions	(1,151,728)	696,121	147,749	(1,576,317)	(10,615)	362,481	(2,611)	(177,401)	982,562
Net realized gain distributions	—	422,732	341,635	1,551,354	—	73,982	22,395	1,297,337	1,603,970
Change in unrealized appreciation (depreciation) during the period	67,826	(10,816)	(246,628)	3,458,192	117,096	(2,060)	(9,252)	1,271,745	328,671
Net increase (decrease) in net assets resulting from operations	(749,184)	1,088,243	222,132	3,380,892	111,973	451,771	9,232	2,297,654	2,848,184

Unit transactions:
Purchases	43,021	21,635	5,925	21,738	5,826	3,961	—	91,056	62,268
Net transfers	351,648	(401,874)	(129,617)	(986)	(55,973)	(79,579)	(604)	(270,760)	(828,208)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,812,697)	(1,740,383)	(406,539)	(2,382,616)	(146,739)	(637,827)	(11,022)	(2,006,398)	(3,251,085)
Other transactions	360	444	51	273	(8)	307	—	(8)	752
Death benefits	(316,135)	(224,377)	(27,268)	(231,988)	(22,225)	(97,750)	—	(434,758)	(318,367)
Net annuity transactions	30,183	20,400	2,584	27,253	—	(3,375)	34	(4,181)	56,099
Net increase (decrease) in net assets resulting from unit transactions	(2,703,620)	(2,324,155)	(554,864)	(2,566,326)	(219,119)	(814,263)	(11,592)	(2,625,049)	(4,278,541)
Net increase (decrease) in net assets	(3,452,804)	(1,235,912)	(332,732)	814,566	(107,146)	(362,492)	(2,360)	(327,395)	(1,430,357)

Net assets:
Beginning of period	19,746,697	12,855,265	3,599,734	15,384,984	1,913,947	4,440,401	130,839	15,498,497	22,749,816
End of period	$16,293,893	$11,619,353	$3,267,002	$16,199,550	$1,806,801	$4,077,909	$128,479	$15,171,102	$21,319,459

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,561)	$(2,330)	$13,488	$(21,650)	$248	$10,345	$35,676	$358
Net realized gain (loss) on security transactions	4,354	1,505	(29,681)	12,996	9,697	(22,504)	126,443	8
Net realized gain distributions	5,824	11,663	64,747	126,859	6,868	93,896	417,535	140
Change in unrealized appreciation (depreciation) during the period	(12,029)	(13,558)	(38,689)	(46,326)	(10,967)	117,143	(17,720)	(272)
Net increase (decrease) in net assets resulting from operations	(3,412)	(2,720)	9,865	71,879	5,846	198,880	561,934	234

Unit transactions:
Purchases	—	—	3,216	1,221	—	840	84,626	288
Net transfers	(33,935)	(189)	(19,760)	(112,476)	(93,380)	(422)	422,273	382
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(12,125)	(14,358)	(102,633)	(196,093)	(25,462)	(101,054)	(1,084,164)	(678)
Other transactions	3	—	55	—	1	(46)	6	—
Death benefits	(2,707)	(9,283)	(35,053)	(18,539)	—	(46,257)	(159,007)	—
Net annuity transactions	—	—	5,705	(1,002)	—	(13,408)	(144)	—
Net increase (decrease) in net assets resulting from unit transactions	(48,764)	(23,830)	(148,470)	(326,889)	(118,841)	(160,347)	(736,410)	(8)
Net increase (decrease) in net assets	(52,176)	(26,550)	(138,605)	(255,010)	(112,995)	38,533	(174,476)	226

Net assets:
Beginning of period	132,110	130,841	901,449	1,522,962	181,010	1,534,848	6,558,470	14,801
End of period	$79,934	$104,291	$762,844	$1,267,952	$68,015	$1,573,381	$6,383,994	$15,027

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(60)	$25	$(3,026)	$(3,118)
Net realized gain (loss) on security transactions	(16)	(55)	(16,526)	(3,686)
Net realized gain distributions	3,512	703	28,307	40,321
Change in unrealized appreciation (depreciation) during the period	(2,752)	(498)	20,812	(19,509)
Net increase (decrease) in net assets resulting from operations	684	175	29,567	14,008

Unit transactions:
Purchases	168	120	—	—
Net transfers	(431)	33	1,557	275
Net interfund transfers due to corporate actions	—	—	—	—
Surrenders for benefit payments and fees	(398)	(286)	(125,013)	(599)
Other transactions	—	—	1	(1)
Death benefits	—	—	—	(2,401)
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(661)	(133)	(123,455)	(2,726)
Net increase (decrease) in net assets	23	42	(93,888)	11,282

Net assets:
Beginning of period	9,114	6,127	433,083	313,848
End of period	$9,137	$6,169	$339,195	$325,130

The accompanying notes are an integral part of these financial statements.

(1) Funded as of November 18, 2016.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2017

1. Organization:

Separate Account Three (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On December 3, 2017, a Stock and Asset Purchase Agreement was entered into by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.

The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. The administration, terms, features and benefits of the contracts will not change as a result of the sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.

The Account is comprised of the following Sub-Accounts:

AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Growth VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Rational Dividend Capture VA Fund (Formerly Catalyst Dividend Capture VA Fund), Rational Insider Buying VA Fund (Formerly Catalyst Insider Buying VA Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, Lord Abbett Classic Stock Fund, MFS® Growth Fund, MFS® Investors Trust Fund, MFS® Total Return Fund, MFS® Value Fund, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio (Formerly UIF Core Plus Fixed Income Portfolio), Morgan Stanley VIF Emerging Markets Debt Portfolio (Formerly UIF Emerging Markets Debt Portfolio), Morgan Stanley VIF Emerging Markets Equity Portfolio (Formerly UIF Emerging Markets Equity Portfolio), Morgan Stanley VIF Growth Portfolio (Formerly UIF Growth Portfolio), Morgan Stanley VIF Mid Cap Growth Portfolio (Formerly UIF Mid Cap Growth Portfolio), Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio*, Invesco V.I. Equally-Weighted S&P 500 Fund, UIF Small Company Growth Portfolio*, Morgan Stanley VIF Global Franchise Portfolio (Formerly UIF Global Franchise Portfolio), Oppenheimer Discovery Mid Cap Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund (Merged with Putnam VT Equity Income Fund), Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Equity Income Fund (Merged with Putnam VT Growth and Income Fund), Pioneer Fund VCT Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Opportunity Fund, Morgan Stanley VIF Global Infrastructure Portfolio (Formerly UIF Global Infrastructure Portfolio), HIMCO VIT Index Fund, HIMCO VIT American Funds Bond Fund*, HIMCO VIT American Funds Growth Fund*, HIMCO VIT American Funds International Fund*, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio.

* During 2017, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2017 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2017 and 2016.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2017.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

c) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

d) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus Charge maximum of 0.30%
MAV Plus Death Benefit Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

e) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.07% and 1.10%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio	$475,054	$3,095,440
AB VPS International Value Portfolio	$1,488,896	$7,377,967
AB VPS Small/Mid Cap Value Portfolio	$1,138,262	$3,089,672
AB VPS Value Portfolio	$1,136,690	$4,330,301
AB VPS International Growth Portfolio	$764,192	$590,610
Invesco V.I. Government Securities Fund	$23,379	$9,999
Invesco V.I. High Yield Fund	$47,664	$51,589
Invesco V.I. International Growth Fund	$376	$593
Invesco V.I. Diversified Dividend Fund	$315,162	$1,323,974
Invesco V.I. Government Money Market Fund	$7,892,721	$11,254,009
American Funds Bond Fund	$17,179	$61
American Funds Global Growth Fund	$109,823	$228,138
American Funds Growth Fund	$1,142,872	$1,307,602
American Funds Growth-Income Fund	$664,878	$1,031,969
American Funds International Fund	$198,602	$544,820
American Funds Global Small Capitalization Fund	$26,893	$96,002
Wells Fargo VT Omega Growth Fund	$11,879	$20,375
Fidelity® VIP Equity-Income Portfolio	$1,927,413	$5,496,442
Fidelity® VIP Growth Portfolio	$2,150,421	$2,745,757
Fidelity® VIP Contrafund® Portfolio	$9,943,781	$24,220,866
Fidelity® VIP Mid Cap Portfolio	$2,719,451	$6,898,060
Fidelity® VIP Value Strategies Portfolio	$1,082,401	$559,534
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$348,938	$558,355
Franklin Income VIP Fund	$3,469	$2,909
Franklin Small-Mid Cap Growth VIP Fund	$225,105	$237,608
Franklin Small Cap Value VIP Fund	$429	$397
Franklin Strategic Income VIP Fund	$198,512	$639,127
Franklin Mutual Shares VIP Fund	$243,355	$462,502
Templeton Developing Markets VIP Fund	$87,673	$51,710
Templeton Growth VIP Fund	$17,482	$104,385
Hartford Balanced HLS Fund	$1,856,556	$3,116,570
Hartford Total Return Bond HLS Fund	$15,918,330	$28,256,327
Hartford Capital Appreciation HLS Fund	$2,027,915	$5,916,032
Hartford Dividend and Growth HLS Fund	$12,362,921	$23,634,490
Hartford Global Growth HLS Fund	$1,302,668	$1,636,333
Hartford Disciplined Equity HLS Fund	$8,180,103	$13,808,143
Hartford Growth Opportunities HLS Fund	$1,790,683	$7,327,657
Hartford High Yield HLS Fund	$1,769,604	$3,662,421
Hartford International Opportunities HLS Fund	$2,287,946	$8,647,043
Hartford Small/Mid Cap Equity HLS Fund	$307,509	$984,276
Hartford MidCap Value HLS Fund	$415,162	$428,856
Hartford Ultrashort Bond HLS Fund	$1,722,253	$3,475,838
Hartford Small Company HLS Fund	$314,926	$3,129,594
Hartford SmallCap Growth HLS Fund	$1,557,120	$3,107,309
Hartford Stock HLS Fund	$596,160	$2,388,787
Hartford U.S. Government Securities HLS Fund	$6,874,523	$10,084,047
Hartford Value HLS Fund	$3,001,552	$5,397,903
Rational Dividend Capture VA Fund +	$136,072	$351,508
Rational Insider Buying VA Fund+	$241,018	$513,217
Lord Abbett Fundamental Equity Fund	$879,554	$1,307,144
Lord Abbett Calibrated Dividend Growth Fund	$449,208	$1,580,787
Lord Abbett Bond Debenture Fund	$2,427,795	$3,881,059
Lord Abbett Growth and Income Fund	$6,049,478	$7,703,840
Lord Abbett Classic Stock Fund	$262,283	$397,386
MFS® Growth Fund	$16,623	$127,309
MFS® Investors Trust Fund	$16,833	$187,766
MFS® Total Return Fund	$258,954	$428,661
MFS® Value Fund	$748	$931
Invesco V.I. Equity and Income Fund	$71,296	$230,892
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	$141,429	$542,182
Morgan Stanley VIF Emerging Markets Debt Portfolio+	$22,651	$20,634
Morgan Stanley VIF Emerging Markets Equity Portfolio+	$790,425	$1,789,059
Morgan Stanley VIF Growth Portfolio+	$846,036	$1,154,034
Morgan Stanley VIF Mid Cap Growth Portfolio+	$577,363	$1,090,545
Invesco V.I. American Value Fund	$245,194	$1,084,556
Morgan Stanley Mid Cap Growth Portfolio+	$54,427	$1,592,186
Invesco V.I. Equally-Weighted S&P 500 Fund	$216,372	$1,036,587
UIF Small Company Growth Portfolio+	$2,590	$148,510
Morgan Stanley VIF Global Franchise Portfolio+	$52,801	$96,042
Oppenheimer Discovery Mid Cap Growth Fund/VA	$402,239	$359,759
Oppenheimer Capital Appreciation Fund/VA	$2,319,928	$4,093,198
Oppenheimer Global Fund/VA	$1,511,669	$12,404,610
Oppenheimer Main Street Fund®/VA	$382,917	$816,933
Oppenheimer Main Street Small Cap Fund/VA	$2,028,766	$5,845,160
Putnam VT Diversified Income Fund	$1,333,560	$2,447,941
Putnam VT Global Asset Allocation Fund	$311,655	$787,633
Putnam VT Growth and Income Fund+	$315,385	$2,055,924
Putnam VT Growth Opportunities Fund	$340,294	$683,108
Putnam VT International Value Fund	$140,191	$614,698
Putnam VT International Equity Fund	$1,199,428	$4,143,427
Putnam VT Investors Fund	$1,246,301	$3,079,612
Putnam VT Multi-Cap Growth Fund	$427,011	$917,812
Putnam VT Small Cap Value Fund	$1,312,264	$3,981,668
Putnam VT George Putnam Balanced Fund	$269,665	$348,264
Putnam VT Equity Income Fund+	$2,503,315	$1,308,470
Pioneer Fund VCT Portfolio	$20,755	$11,007
Invesco V.I. Growth and Income Fund	$1,781,660	$3,725,412
Invesco V.I. Comstock Fund	$2,077,384	$5,246,076
Invesco V.I. American Franchise Fund	$7,091	$9,089
Invesco V.I. Mid Cap Growth Fund	$15,411	$73,458
Wells Fargo VT International Equity Fund	$46,986	$150,241
Wells Fargo VT Small Cap Growth Fund	$68,596	$293,977
Wells Fargo VT Opportunity Fund	$6,617	$4,627
Morgan Stanley VIF Global Infrastructure Portfolio+	$125,769	$406,042
HIMCO VIT Index Fund	$864,023	$1,695,824
HIMCO VIT American Funds Bond Fund+	$2,645	$17,675
HIMCO VIT American Funds Growth Fund+	$4,945	$11,442
HIMCO VIT American Funds International Fund+	$2,618	$8,281
MFS® Core Equity Portfolio	$27,524	$29,812
MFS® Massachusetts Investors Growth Stock Portfolio	$16,174	$94,652

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	14,624	190,666	(176,042)
AB VPS International Value Portfolio	101,743	664,702	(562,959)
AB VPS Small/Mid Cap Value Portfolio	29,098	124,212	(95,114)
AB VPS Value Portfolio	69,294	284,990	(215,696)
AB VPS International Growth Portfolio	88,135	65,039	23,096
Invesco V.I. Government Securities Fund	1,981	593	1,388
Invesco V.I. High Yield Fund	2,649	3,607	(958)
Invesco V.I. International Growth Fund	27	44	(17)
Invesco V.I. Diversified Dividend Fund	1,669	65,933	(64,264)
Invesco V.I. Government Money Market Fund	829,493	1,168,927	(339,434)
American Funds Bond Fund	1,697	4	1,693
American Funds Global Growth Fund	2,063	9,233	(7,170)
American Funds Growth Fund	4,267	55,615	(51,348)
American Funds Growth-Income Fund	3,592	38,507	(34,915)
American Funds International Fund	10,844	33,217	(22,373)
American Funds Global Small Capitalization Fund	1,111	3,687	(2,576)
Wells Fargo VT Omega Growth Fund	3,225	9,196	(5,971)
Fidelity® VIP Equity-Income Portfolio	59,765	293,871	(234,106)
Fidelity® VIP Growth Portfolio	55,861	114,308	(58,447)
Fidelity® VIP Contrafund® Portfolio	100,168	1,006,474	(906,306)
Fidelity® VIP Mid Cap Portfolio	39,564	275,361	(235,797)
Fidelity® VIP Value Strategies Portfolio	955	23,812	(22,857)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	12,846	30,103	(17,257)
Franklin Income VIP Fund	104	152	(48)
Franklin Small-Mid Cap Growth VIP Fund	6,391	14,137	(7,746)
Franklin Small Cap Value VIP Fund	11	18	(7)
Franklin Strategic Income VIP Fund	5,300	26,347	(21,047)
Franklin Mutual Shares VIP Fund	1,722	18,148	(16,426)
Templeton Developing Markets VIP Fund	4,114	2,028	2,086
Templeton Growth VIP Fund	282	5,507	(5,225)
Hartford Balanced HLS Fund	633,141	1,208,560	(575,419)
Hartford Total Return Bond HLS Fund	4,267,861	11,200,385	(6,932,524)
Hartford Capital Appreciation HLS Fund	30,303	268,901	(238,598)
Hartford Dividend and Growth HLS Fund	592,493	6,584,439	(5,991,946)
Hartford Global Growth HLS Fund	422,378	462,320	(39,942)
Hartford Disciplined Equity HLS Fund	411,271	5,107,413	(4,696,142)
Hartford Growth Opportunities HLS Fund	388,290	1,918,183	(1,529,893)
Hartford High Yield HLS Fund	319,686	1,384,491	(1,064,805)
Hartford International Opportunities HLS Fund	826,607	3,852,420	(3,025,813)
Hartford Small/Mid Cap Equity HLS Fund	14,655	57,674	(43,019)
Hartford MidCap Value HLS Fund	10,993	18,052	(7,059)
Hartford Ultrashort Bond HLS Fund	1,467,428	2,815,771	(1,348,343)
Hartford Small Company HLS Fund	96,638	944,750	(848,112)
Hartford SmallCap Growth HLS Fund	467,125	904,142	(437,017)
Hartford Stock HLS Fund	181,971	868,257	(686,286)
Hartford U.S. Government Securities HLS Fund	4,724,769	7,692,294	(2,967,525)
Hartford Value HLS Fund	311,617	2,170,420	(1,858,803)
Rational Dividend Capture VA Fund +	34,671	141,538	(106,867)
Rational Insider Buying VA Fund+	8,005	214,554	(206,549)
Lord Abbett Fundamental Equity Fund	10,308	57,176	(46,868)
Lord Abbett Calibrated Dividend Growth Fund	6,785	73,576	(66,791)
Lord Abbett Bond Debenture Fund	76,639	194,206	(117,567)
Lord Abbett Growth and Income Fund	70,555	421,685	(351,130)
Lord Abbett Classic Stock Fund	1,618	18,925	(17,307)
MFS® Growth Fund	108	9,861	(9,753)
MFS® Investors Trust Fund	22	11,488	(11,466)
MFS® Total Return Fund	9,267	29,970	(20,703)
MFS® Value Fund	11	45	(34)
Invesco V.I. Equity and Income Fund	1,213	11,183	(9,970)
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	5,378	31,383	(26,005)
Morgan Stanley VIF Emerging Markets Debt Portfolio+	786	1,024	(238)
Morgan Stanley VIF Emerging Markets Equity Portfolio+	41,773	92,396	(50,623)
Morgan Stanley VIF Growth Portfolio+	3,818	56,884	(53,066)
Morgan Stanley VIF Mid Cap Growth Portfolio+	28,024	47,734	(19,710)
Invesco V.I. American Value Fund	7,160	42,385	(35,225)
Morgan Stanley Mid Cap Growth Portfolio+	4,623	42,674	(38,051)
Invesco V.I. Equally-Weighted S&P 500 Fund	1,053	17,731	(16,678)
UIF Small Company Growth Portfolio+	49	7,410	(7,361)
Morgan Stanley VIF Global Franchise Portfolio+	15	2,761	(2,746)
Oppenheimer Discovery Mid Cap Growth Fund/VA	11,315	18,282	(6,967)
Oppenheimer Capital Appreciation Fund/VA	45,371	216,235	(170,864)
Oppenheimer Global Fund/VA	59,431	569,593	(510,162)
Oppenheimer Main Street Fund®/VA	13,513	38,485	(24,972)
Oppenheimer Main Street Small Cap Fund/VA	30,070	242,252	(212,182)
Putnam VT Diversified Income Fund	27,705	105,735	(78,030)
Putnam VT Global Asset Allocation Fund	3,313	19,503	(16,190)
Putnam VT Growth and Income Fund+	2,870	61,103	(58,233)
Putnam VT Growth Opportunities Fund	26,978	55,130	(28,152)
Putnam VT International Value Fund	12,953	70,635	(57,682)
Putnam VT International Equity Fund	53,369	239,413	(186,044)
Putnam VT Investors Fund	39,604	186,203	(146,599)
Putnam VT Multi-Cap Growth Fund	7,096	35,637	(28,541)
Putnam VT Small Cap Value Fund	18,373	100,361	(81,988)
Putnam VT George Putnam Balanced Fund	15,259	20,483	(5,224)
Putnam VT Equity Income Fund+	83,455	43,521	39,934
Pioneer Fund VCT Portfolio	61	4,673	(4,612)
Invesco V.I. Growth and Income Fund	38,678	128,784	(90,106)
Invesco V.I. Comstock Fund	39,610	193,925	(154,315)
Invesco V.I. American Franchise Fund	—	270	(270)
Invesco V.I. Mid Cap Growth Fund	564	3,853	(3,289)
Wells Fargo VT International Equity Fund	13,823	100,794	(86,971)
Wells Fargo VT Small Cap Growth Fund	2,659	14,126	(11,467)
Wells Fargo VT Opportunity Fund	—	185	(185)
Morgan Stanley VIF Global Infrastructure Portfolio+	2,014	32,672	(30,658)
HIMCO VIT Index Fund	144,217	689,228	(545,011)
HIMCO VIT American Funds Bond Fund+	184	1,495	(1,311)
HIMCO VIT American Funds Growth Fund+	8	570	(562)
HIMCO VIT American Funds International Fund+	36	656	(620)
MFS® Core Equity Portfolio	191	1,894	(1,703)
MFS® Massachusetts Investors Growth Stock Portfolio	9	8,161	(8,152)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	24,756	251,497	(226,741)
AB VPS International Value Portfolio	292,518	879,553	(587,035)
AB VPS Small/Mid Cap Value Portfolio	93,023	117,807	(24,784)
AB VPS Value Portfolio	78,543	319,314	(240,771)
AB VPS International Growth Portfolio	15,681	69,997	(54,316)
Invesco V.I. Government Securities Fund	2,130	3,251	(1,121)
Invesco V.I. High Yield Fund	6,065	6,222	(157)
Invesco V.I. International Growth Fund	39	40	(1)
Invesco V.I. Diversified Dividend Fund	13,609	47,348	(33,739)
Invesco V.I. Government Money Market Fund	2,378,726	2,042,052	336,674
American Funds Global Growth Fund	689	8,054	(7,365)
American Funds Growth Fund	20,754	87,933	(67,179)
American Funds Growth-Income Fund	14,123	68,218	(54,095)
American Funds International Fund	7,415	36,140	(28,725)
American Funds Global Small Capitalization Fund	3,177	10,748	(7,571)
Wells Fargo VT Omega Growth Fund	5,206	63,712	(58,506)
Fidelity® VIP Equity-Income Portfolio	73,954	399,844	(325,890)
Fidelity® VIP Growth Portfolio	39,185	144,988	(105,803)
Fidelity® VIP Contrafund® Portfolio	124,632	1,351,985	(1,227,353)
Fidelity® VIP Mid Cap Portfolio	42,673	367,340	(324,667)
Fidelity® VIP Value Strategies Portfolio	4,311	44,752	(40,441)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	13,319	38,433	(25,114)
Franklin Income VIP Fund	72	339	(267)
Franklin Small-Mid Cap Growth VIP Fund	1,796	19,183	(17,387)
Franklin Small Cap Value VIP Fund	8	33	(25)
Franklin Strategic Income VIP Fund	5,998	34,250	(28,252)
Franklin Mutual Shares VIP Fund	1,148	24,506	(23,358)
Templeton Developing Markets VIP Fund	2,400	1,686	714
Templeton Growth VIP Fund	1,027	5,236	(4,209)
Hartford Balanced HLS Fund	804,251	1,707,453	(903,202)
Hartford Total Return Bond HLS Fund	4,098,864	17,963,957	(13,865,093)
Hartford Capital Appreciation HLS Fund	85,711	373,375	(287,664)
Hartford Dividend and Growth HLS Fund	890,793	8,515,477	(7,624,684)
Hartford Global Growth HLS Fund	125,657	417,368	(291,711)
Hartford Disciplined Equity HLS Fund	1,822,422	6,835,162	(5,012,740)
Hartford Growth Opportunities HLS Fund	485,821	2,893,609	(2,407,788)
Hartford High Yield HLS Fund	747,871	1,757,077	(1,009,206)
Hartford International Opportunities HLS Fund	1,224,247	4,728,764	(3,504,517)
Hartford Small/Mid Cap Equity HLS Fund	30,274	40,114	(9,840)
Hartford MidCap Value HLS Fund	13,773	34,169	(20,396)
Hartford Ultrashort Bond HLS Fund	2,739,238	5,901,965	(3,162,727)
Hartford Small Company HLS Fund	462,028	1,117,641	(655,613)
Hartford SmallCap Growth HLS Fund	433,141	1,578,537	(1,145,396)
Hartford Stock HLS Fund	700,661	668,953	31,708
Hartford U.S. Government Securities HLS Fund	3,377,183	9,367,256	(5,990,073)
Hartford Value HLS Fund	362,091	2,773,293	(2,411,202)
Catalyst Dividend Capture VA Fund	4,088	151,590	(147,502)
Catalyst Insider Buying VA Fund	23,901	200,463	(176,562)
Lord Abbett Fundamental Equity Fund	9,952	105,291	(95,339)
Lord Abbett Calibrated Dividend Growth Fund	101,993	65,597	36,396
Lord Abbett Bond Debenture Fund	88,810	301,861	(213,051)
Lord Abbett Growth and Income Fund	30,453	615,136	(584,683)
Lord Abbett Classic Stock Fund	13,034	47,084	(34,050)
MFS® Growth Fund	7,070	10,233	(3,163)
MFS® Investors Trust Fund	70	6,776	(6,706)
MFS® Total Return Fund	2,859	21,064	(18,205)
MFS® Value Fund	18	57	(39)
Invesco V.I. Equity and Income Fund	873	38,890	(38,017)
UIF Core Plus Fixed Income Portfolio	24,629	47,679	(23,050)
UIF Emerging Markets Debt Portfolio	116	5,335	(5,219)
UIF Emerging Markets Equity Portfolio	72,237	157,062	(84,825)
UIF Growth Portfolio	25,496	73,574	(48,078)
UIF Mid Cap Growth Portfolio	21,785	51,973	(30,188)
Invesco V.I. American Value Fund	16,659	63,892	(47,233)
Morgan Stanley Mid Cap Growth Portfolio	192	3,957	(3,765)
Invesco V.I. Equally-Weighted S&P 500 Fund	4,231	53,681	(49,450)
UIF Small Company Growth Portfolio	223	3,084	(2,861)
UIF Global Franchise Portfolio	48	1,413	(1,365)
Oppenheimer Discovery Mid Cap Growth Fund/VA	12,180	68,705	(56,525)
Oppenheimer Capital Appreciation Fund/VA	56,011	269,663	(213,652)
Oppenheimer Global Fund/VA	111,835	680,379	(568,544)
Oppenheimer Main Street Fund®/VA	16,435	65,105	(48,670)
Oppenheimer Main Street Small Cap Fund/VA	37,691	291,372	(253,681)
Putnam VT Diversified Income Fund	25,008	156,031	(131,023)
Putnam VT Global Asset Allocation Fund	3,478	29,644	(26,166)
Putnam VT Growth and Income Fund	2,572	13,862	(11,290)
Putnam VT Growth Opportunities Fund	182,341	18,703	163,638
Putnam VT International Value Fund	41,295	70,492	(29,197)
Putnam VT International Equity Fund	131,235	311,417	(180,182)
Putnam VT Investors Fund	11,872	193,528	(181,656)
Putnam VT Multi-Cap Growth Fund	16,316	42,834	(26,518)
Putnam VT Small Cap Value Fund	34,756	117,527	(82,771)
Putnam VT George Putnam Balanced Fund	8,284	22,788	(14,504)
Putnam VT Equity Income Fund	14,576	48,326	(33,750)
Pioneer Fund VCT Portfolio	2,632	10,215	(7,583)
Invesco V.I. Growth and Income Fund	19,352	135,796	(116,444)
Invesco V.I. Comstock Fund	27,974	220,816	(192,842)
Invesco V.I. American Franchise Fund	1,358	3,746	(2,388)
Invesco V.I. Mid Cap Growth Fund	301	1,653	(1,352)
Wells Fargo VT International Equity Fund	63,769	190,821	(127,052)
Wells Fargo VT Small Cap Growth Fund	7,527	26,440	(18,913)
Wells Fargo VT Opportunity Fund	73	7,456	(7,383)
UIF Global Infrastructure Portfolio	152	15,343	(15,191)
HIMCO VIT Index Fund	481,424	780,083	(298,659)
HIMCO VIT American Funds Bond Fund	87	88	(1)
HIMCO VIT American Funds Growth Fund	11	55	(44)
HIMCO VIT American Funds International Fund	58	68	(10)
MFS® Core Equity Portfolio	677	12,787	(12,110)
MFS® Massachusetts Investors Growth Stock Portfolio	2,901	3,160	(259)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2017. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Wealth Strategy Portfolio
2017	723,068	$18.809106	to	$19.016030	$12,448,178	0.75%	to	2.65%	1.82%	to	1.83%	12.60%	to	14.76%
2016	899,110	$16.390174	to	$16.888137	$13,522,592	0.75%	to	2.65%	1.81%	to	1.81%	1.71%	to	3.66%
2015	1,125,851	$15.811075	to	$16.603994	$16,461,017	0.75%	to	2.65%	1.99%	to	2.27%	(1.36)%	to	0.54%
2014	1,423,024	$15.726627	to	$16.832190	$20,789,994	0.75%	to	2.65%	2.03%	to	2.41%	4.31%	to	6.31%
2013	1,811,587	$14.793271	to	$16.136849	$25,099,009	0.75%	to	2.65%	1.89%	to	3.11%	13.23%	to	15.40%
AB VPS International Value Portfolio
2017	2,582,898	$12.735796	to	$15.714943	$30,058,058	0.75%	to	2.65%	1.62%	to	1.87%	21.83%	to	24.16%
2016	3,145,857	$10.257571	to	$12.899580	$29,656,521	0.75%	to	2.65%	0.98%	to	1.11%	(3.40)%	to	(1.54)%
2015	3,732,892	$10.418047	to	$13.352956	$35,983,429	0.75%	to	2.65%	1.87%	to	2.18%	(0.28)%	to	1.64%
2014	4,637,248	$10.250283	to	$13.390051	$44,263,036	0.75%	to	2.65%	3.43%	to	3.43%	(8.91)%	to	(7.16)%
2013	5,654,496	$11.040717	to	$14.699331	$58,441,869	0.75%	to	2.65%	5.71%	to	8.17%	19.52%	to	21.81%
AB VPS Small/Mid Cap Value Portfolio
2017	350,567	$27.442280	to	$33.483370	$9,105,093	0.95%	to	2.65%	0.24%	to	0.24%	9.90%	to	11.78%
2016	445,681	$24.549595	to	$30.467193	$10,421,285	0.95%	to	2.65%	0.25%	to	0.35%	21.53%	to	23.61%
2015	470,465	$19.860053	to	$25.069506	$8,913,566	0.95%	to	2.65%	0.52%	to	0.56%	(8.16)%	to	(6.59)%
2014	609,235	$21.682602	to	$27.297415	$12,339,540	0.75%	to	2.65%	0.29%	to	0.53%	6.10%	to	8.13%
2013	804,673	$20.051917	to	$25.728586	$15,164,912	0.75%	to	2.65%	0.42%	to	0.46%	34.04%	to	36.61%
AB VPS Value Portfolio
2017	1,075,694	$17.198498	to	$21.770563	$16,962,061	0.75%	to	2.65%	0.62%	to	1.12%	10.33%	to	12.45%
2016	1,291,390	$15.294811	to	$19.731962	$18,221,331	0.75%	to	2.65%	1.45%	to	1.45%	8.38%	to	10.46%
2015	1,532,161	$13.846769	to	$18.206480	$19,694,311	0.75%	to	2.65%	1.86%	to	1.88%	(9.60)%	to	(7.86)%
2014	1,898,959	$15.028554	to	$20.139748	$26,622,085	0.75%	to	2.65%	0.93%	to	1.58%	7.88%	to	9.95%
2013	2,602,095	$13.668974	to	$18.669017	$33,359,556	0.75%	to	2.65%	2.01%	to	2.01%	32.93%	to	35.47%
AB VPS International Growth Portfolio
2017	234,249	$10.352857	to	$17.530009	$2,284,998	0.75%	to	2.65%	—%	to	0.95%	31.12%	to	33.63%
2016	211,153	$7.465133	to	$13.369811	$1,550,745	1.15%	to	2.65%	—%	to	—%	(9.50)%	to	(8.13)%
2015	265,469	$8.125997	to	$14.773588	$2,126,281	1.15%	to	2.65%	0.06%	to	0.06%	(4.73)%	to	(3.29)%
2014	339,990	$8.402728	to	$15.507732	$2,822,447	1.15%	to	2.65%	—%	to	—%	(3.99)%	to	(2.54)%
2013	433,887	$8.621927	to	$16.152775	$3,700,526	1.15%	to	2.65%	0.73%	to	1.04%	10.36%	to	12.03%
Invesco V.I. Government Securities Fund
2017	21,123	$9.518226	to	$10.187182	$208,391	1.60%	to	2.60%	1.88%	to	1.90%	(0.89)%	to	0.11%
2016	19,735	$9.603736	to	$10.176426	$195,372	1.60%	to	2.60%	1.75%	to	1.76%	(1.59)%	to	(0.60)%
2015	20,856	$9.758957	to	$10.237997	$208,597	1.60%	to	2.60%	1.98%	to	2.01%	(2.51)%	to	(1.53)%
2014	22,886	$10.009909	to	$10.396762	$233,483	1.60%	to	2.60%	2.71%	to	2.97%	1.22%	to	2.23%
2013	25,435	$9.889723	to	$10.169723	$254,307	1.60%	to	2.60%	3.33%	to	3.33%	(5.35)%	to	(4.40)%
Invesco V.I. High Yield Fund
2017	28,042	$11.837868	to	$13.151881	$359,625	1.30%	to	2.85%	3.94%	to	4.06%	3.31%	to	4.93%
2016	29,000	$11.458239	to	$12.534333	$355,217	1.30%	to	2.85%	4.07%	to	4.19%	8.09%	to	9.78%
2015	29,157	$10.600835	to	$11.418085	$325,431	1.30%	to	2.85%	5.26%	to	5.41%	(5.89)%	to	(4.42)%
2014	35,224	$11.264023	to	$11.945739	$412,882	1.30%	to	2.85%	3.49%	to	4.50%	(1.13)%	to	0.41%
2013	42,571	$11.392973	to	$11.896653	$500,203	1.30%	to	2.85%	4.91%	to	5.04%	4.00%	to	5.63%
Invesco V.I. International Growth Fund
2017	429	$13.487788	to	$13.487788	$5,792	1.00%	to	1.00%	1.25%	to	1.25%	21.51%	to	21.51%
2016	446	$11.100574	to	$11.100574	$4,953	1.00%	to	1.00%	1.19%	to	1.19%	(1.69)%	to	(1.69)%
2015	447	$11.290875	to	$11.290875	$5,049	1.00%	to	1.00%	1.28%	to	1.28%	(3.58)%	to	(3.58)%
2014	437	$11.710671	to	$11.710671	$5,119	1.00%	to	1.00%	1.36%	to	1.36%	(0.91)%	to	(0.91)%
2013	435	$11.817709	to	$11.817709	$5,139	1.00%	to	1.00%	1.09%	to	1.09%	17.54%	to	17.54%
Invesco V.I. Diversified Dividend Fund
2017	302,356	$18.127285	to	$20.064782	$5,995,064	1.30%	to	2.55%	1.47%	to	1.67%	5.62%	to	7.17%
2016	366,620	$17.162822	to	$18.721996	$6,791,507	1.30%	to	2.55%	1.12%	to	1.30%	11.65%	to	13.33%
2015	400,359	$15.519429	to	$16.519903	$6,556,370	1.30%	to	2.35%	1.50%	to	1.71%	(0.55)%	to	0.75%
2014	463,286	$15.605073	to	$16.397210	$7,549,114	1.30%	to	2.35%	1.48%	to	1.64%	9.92%	to	11.37%
2013	543,478	$14.216374	to	$14.723123	$7,965,940	1.30%	to	2.30%	1.80%	to	2.11%	27.79%	to	29.34%
Invesco V.I. Government Money Market Fund
2017	1,441,638	$9.519851	to	$9.552668	$13,623,229	1.15%	to	2.85%	0.31%	to	0.53%	(2.50)%	to	(0.59)%
2016	1,781,072	$9.609050	to	$9.764366	$16,984,514	1.15%	to	2.85%	0.03%	to	0.09%	(2.36)%	to	(1.05)%
2015	1,444,398	$9.340974	to	$9.710915	$13,931,946	1.15%	to	2.65%	0.01%	to	0.01%	(2.60)%	to	(1.13)%
2014	1,005,064	$9.590792	to	$9.822170	$9,820,411	1.15%	to	2.65%	0.01%	to	0.01%	(2.60)%	to	(1.13)%
2013	810,470	$9.847066	to	$9.934467	$8,037,869	1.15%	to	2.65%	0.01%	to	0.01%	(1.53)%	to	(0.66)%
American Funds Bond Fund
2017	1,693	$10.008353	to	$10.008353	$16,945	1.00%	to	1.00%	1.44%	to	1.44%	0.08%	to	0.08%
American Funds Global Growth Fund
2017	75,173	$27.288351	to	$31.982985	$1,817,248	1.40%	to	2.85%	0.64%	to	0.67%	27.78%	to	29.64%
2016	82,343	$21.355968	to	$24.670049	$1,542,710	1.40%	to	2.85%	0.89%	to	0.90%	(2.21)%	to	(0.78)%
2015	89,708	$21.837710	to	$24.863455	$1,710,918	1.40%	to	2.85%	0.98%	to	0.99%	3.93%	to	5.45%
2014	109,015	$21.011536	to	$23.578378	$1,956,491	1.40%	to	2.85%	1.02%	to	1.13%	(0.56)%	to	0.89%
2013	148,757	$2.469409	to	$21.130260	$2,607,786	1.30%	to	2.85%	1.13%	to	1.28%	25.55%	to	27.51%
American Funds Growth Fund
2017	490,877	$10.694479	to	$31.621627	$11,038,179	1.00%	to	2.85%	0.32%	to	0.50%	6.94%	to	24.69%
2016	542,225	$2.376330	to	$25.360359	$9,667,519	1.30%	to	2.85%	0.77%	to	0.77%	6.41%	to	8.07%
2015	609,404	$2.198808	to	$23.832271	$10,242,841	1.30%	to	2.85%	0.59%	to	0.59%	3.86%	to	5.48%
2014	754,756	$2.084619	to	$22.947533	$11,875,990	1.30%	to	2.85%	0.76%	to	0.94%	5.46%	to	7.11%
2013	961,728	$1.946294	to	$21.759453	$14,170,559	1.30%	to	2.85%	0.77%	to	1.01%	26.45%	to	28.42%
American Funds Growth-Income Fund
2017	302,844	$27.045858	to	$27.412266	$7,715,859	1.40%	to	2.85%	1.38%	to	1.38%	18.95%	to	20.68%
2016	337,759	$22.410950	to	$23.046088	$7,161,110	1.40%	to	2.85%	1.43%	to	1.46%	8.39%	to	9.97%
2015	391,854	$20.379011	to	$21.262565	$7,614,982	1.40%	to	2.85%	1.28%	to	1.30%	(1.40)%	to	0.04%
2014	476,071	$20.370001	to	$21.563654	$9,265,694	1.40%	to	2.85%	1.26%	to	1.45%	7.53%	to	9.10%
2013	640,743	$1.792918	to	$20.054357	$11,310,530	1.30%	to	2.85%	1.39%	to	1.56%	29.75%	to	31.78%
American Funds International Fund
2017	220,064	$10.688456	to	$20.407695	$3,083,255	1.00%	to	2.65%	0.97%	to	1.30%	6.88%	to	28.69%
2016	242,437	$1.984441	to	$15.857752	$2,682,024	1.30%	to	2.65%	1.36%	to	1.42%	0.82%	to	2.19%
2015	271,162	$1.941823	to	$15.728038	$3,043,456	1.30%	to	2.65%	1.49%	to	1.50%	(7.02)%	to	(5.76)%
2014	318,607	$2.060495	to	$16.916233	$3,874,777	1.30%	to	2.65%	1.22%	to	1.38%	(5.20)%	to	(3.91)%
2013	381,617	$2.144357	to	$17.844050	$4,928,583	1.30%	to	2.65%	1.21%	to	1.57%	18.46%	to	20.06%
American Funds Global Small Capitalization Fund
2017	31,571	$26.598946	to	$32.730756	$840,664	1.40%	to	2.65%	0.43%	to	0.43%	22.60%	to	24.14%
2016	34,147	$16.063606	to	$26.365064	$731,002	1.40%	to	2.60%	0.25%	to	0.25%	(0.52)%	to	0.68%
2015	41,718	$16.147906	to	$26.187286	$874,762	1.40%	to	2.60%	—%	to	—%	(2.31)%	to	(1.13)%
2014	48,498	$16.529484	to	$26.486124	$1,029,506	1.40%	to	2.60%	0.11%	to	0.12%	(0.50)%	to	0.70%
2013	69,507	$2.573031	to	$16.612350	$1,428,346	1.30%	to	2.60%	0.87%	to	0.87%	24.99%	to	26.62%
Wells Fargo VT Omega Growth Fund
2017	92,984	$2.443408	to	$34.219060	$215,484	1.15%	to	2.35%	0.23%	to	0.24%	31.82%	to	33.41%
2016	98,955	$1.831504	to	$18.353747	$173,236	1.15%	to	2.35%	—%	to	—%	(1.82)%	to	(0.39)%
2015	157,461	$1.838614	to	$18.693507	$272,798	1.15%	to	2.35%	—%	to	—%	(1.01)%	to	0.46%
2014	209,390	$1.830205	to	$18.884237	$326,967	1.15%	to	2.35%	—%	to	—%	1.45%	to	2.90%
2013	390,412	$1.778660	to	$18.775195	$575,206	1.15%	to	2.10%	0.14%	to	0.39%	36.98%	to	38.61%
Fidelity® VIP Equity-Income Portfolio
2017	1,399,875	$20.545195	to	$24.995281	$26,361,305	0.75%	to	2.65%	1.50%	to	1.51%	9.70%	to	11.81%
2016	1,633,981	$18.375412	to	$22.784113	$27,722,091	0.75%	to	2.65%	2.05%	to	2.18%	14.63%	to	16.83%
2015	1,959,871	$15.728413	to	$19.875997	$28,626,712	0.75%	to	2.65%	2.91%	to	2.94%	(6.74)%	to	(4.95)%
2014	2,427,012	$16.548180	to	$21.313215	$37,471,382	0.75%	to	2.65%	2.59%	to	4.08%	5.64%	to	7.67%
2013	3,103,779	$15.369493	to	$20.174847	$44,773,417	0.75%	to	2.65%	2.26%	to	2.63%	24.49%	to	26.87%
Fidelity® VIP Growth Portfolio
2017	500,662	$22.324574	to	$27.591662	$12,688,909	0.75%	to	2.40%	0.09%	to	0.26%	31.62%	to	33.81%
2016	559,109	$20.620242	to	$23.970125	$10,635,595	0.75%	to	2.65%	—%	to	—%	(2.08)%	to	(0.20)%
2015	664,912	$20.661849	to	$24.479261	$12,795,350	0.75%	to	2.65%	0.03%	to	0.03%	4.11%	to	6.11%
2014	807,295	$19.472927	to	$23.513215	$14,691,660	0.75%	to	2.65%	—%	to	—%	8.11%	to	10.18%
2013	1,030,724	$17.673176	to	$21.749400	$17,109,519	0.75%	to	2.65%	0.04%	to	0.05%	32.45%	to	34.98%
Fidelity® VIP Contrafund® Portfolio
2017	5,333,372	$26.846330	to	$27.545664	$131,067,115	0.75%	to	2.70%	0.57%	to	0.76%	18.35%	to	20.68%
2016	6,239,678	$22.246144	to	$23.369246	$127,918,113	0.75%	to	2.65%	0.63%	to	0.74%	4.91%	to	6.93%
2015	7,467,031	$20.805337	to	$22.274932	$144,158,473	0.75%	to	2.65%	0.63%	to	0.79%	(2.21)%	to	(0.33)%
2014	9,366,730	$20.875230	to	$22.778566	$182,657,570	0.75%	to	2.65%	0.69%	to	0.74%	8.73%	to	10.82%
2013	12,534,628	$18.837029	to	$20.948770	$222,033,206	0.75%	to	2.65%	0.73%	to	1.50%	27.53%	to	29.97%
Fidelity® VIP Mid Cap Portfolio
2017	1,405,538	$28.257484	to	$29.007036	$36,099,753	0.75%	to	2.65%	0.49%	to	0.53%	17.39%	to	19.64%
2016	1,641,335	$23.619582	to	$24.710874	$35,490,990	0.75%	to	2.65%	0.28%	to	0.31%	9.00%	to	11.09%
2015	1,966,002	$21.262265	to	$22.671318	$38,657,132	0.75%	to	2.65%	0.25%	to	0.25%	(4.20)%	to	(2.36)%
2014	2,407,199	$21.776994	to	$23.665706	$48,829,073	0.75%	to	2.65%	0.01%	to	0.02%	3.26%	to	5.24%
2013	3,179,406	$20.692786	to	$22.918925	$61,707,841	0.75%	to	2.65%	0.30%	to	0.36%	32.32%	to	34.85%
Fidelity® VIP Value Strategies Portfolio
2017	207,405	$18.382850	to	$21.722741	$4,304,893	1.15%	to	2.45%	1.20%	to	1.24%	16.20%	to	17.72%
2016	230,262	$15.819435	to	$18.452319	$4,112,887	1.15%	to	2.45%	0.86%	to	0.93%	6.63%	to	8.02%
2015	270,703	$14.836220	to	$17.081897	$4,488,944	1.15%	to	2.45%	0.73%	to	0.74%	(5.53)%	to	(4.30)%
2014	367,647	$15.705344	to	$17.848928	$6,353,852	1.15%	to	2.45%	0.65%	to	0.68%	3.93%	to	5.30%
2013	469,180	$15.110743	to	$16.951327	$7,724,799	1.15%	to	2.45%	0.56%	to	0.70%	27.03%	to	28.70%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2017	110,691	$16.402423	to	$19.434825	$2,027,350	0.75%	to	2.40%	0.61%	to	0.84%	20.57%	to	22.58%
2016	127,948	$13.603588	to	$15.854975	$1,945,907	0.75%	to	2.40%	0.71%	to	0.72%	0.22%	to	1.89%
2015	153,062	$13.573112	to	$15.560550	$2,290,791	0.75%	to	2.40%	0.60%	to	0.61%	(1.37)%	to	0.27%
2014	211,736	$13.761872	to	$15.518699	$3,164,250	0.75%	to	2.40%	0.21%	to	0.22%	8.04%	to	9.83%
2013	259,054	$12.738293	to	$14.129404	$3,519,676	0.75%	to	2.40%	0.10%	to	0.12%	34.98%	to	37.22%
Franklin Income VIP Fund
2017	3,020	$16.082662	to	$16.082662	$48,573	1.00%	to	1.00%	3.93%	to	3.93%	8.46%	to	8.46%
2016	3,068	$14.828205	to	$14.828205	$45,499	1.00%	to	1.00%	4.64%	to	4.64%	12.74%	to	12.74%
2015	3,335	$13.153007	to	$13.153007	$43,864	1.00%	to	1.00%	4.67%	to	4.67%	(8.07)%	to	(8.07)%
2014	3,712	$14.307628	to	$14.307628	$53,106	1.00%	to	1.00%	4.75%	to	4.75%	3.48%	to	3.48%
2013	3,837	$13.826165	to	$13.826165	$53,050	1.00%	to	1.00%	6.03%	to	6.03%	12.72%	to	12.72%
Franklin Small-Mid Cap Growth VIP Fund
2017	75,238	$2.323785	to	$27.474531	$1,172,400	1.30%	to	2.85%	—%	to	—%	17.99%	to	19.83%
2016	82,984	$1.939208	to	$23.285583	$1,073,098	1.30%	to	2.85%	—%	to	—%	1.24%	to	2.82%
2015	100,371	$1.885939	to	$22.999750	$1,275,212	1.30%	to	2.85%	—%	to	—%	(5.39)%	to	(3.91)%
2014	113,266	$1.962775	to	$24.310895	$1,529,275	1.30%	to	2.85%	—%	to	—%	4.45%	to	6.08%
2013	150,495	$1.850212	to	$23.274741	$1,933,479	1.30%	to	2.85%	—%	to	—%	34.28%	to	36.37%
Franklin Small Cap Value VIP Fund
2017	134	$21.969827	to	$21.969827	$2,943	1.00%	to	1.00%	0.43%	to	0.43%	9.46%	to	9.46%
2016	141	$19.545271	to	$20.070494	$2,823	1.00%	to	1.30%	0.01%	to	0.70%	28.44%	to	28.83%
2015	166	$15.217357	to	$15.579506	$2,580	1.00%	to	1.30%	0.52%	to	0.53%	(8.71)%	to	(8.44)%
2014	168	$16.670010	to	$17.015591	$2,856	1.00%	to	1.30%	0.47%	to	0.48%	(0.82)%	to	(0.52)%
2013	164	$16.807858	to	$17.104876	$2,793	1.00%	to	1.30%	1.16%	to	1.18%	34.37%	to	34.77%
Franklin Strategic Income VIP Fund
2017	137,905	$2.199282	to	$15.568461	$2,673,519	1.30%	to	2.65%	3.06%	to	3.08%	2.00%	to	3.38%
2016	158,952	$2.127290	to	$18.548578	$3,066,483	1.30%	to	2.60%	3.58%	to	3.59%	5.47%	to	6.85%
2015	187,204	$1.990835	to	$17.585840	$3,457,027	1.30%	to	2.60%	6.46%	to	6.48%	(6.09)%	to	(4.86)%
2014	199,541	$2.092629	to	$18.726951	$3,903,832	1.30%	to	2.60%	5.89%	to	6.00%	(0.50)%	to	0.80%
2013	253,013	$2.075988	to	$18.821082	$5,044,298	1.30%	to	2.60%	5.80%	to	5.96%	0.87%	to	2.19%
Franklin Mutual Shares VIP Fund
2017	167,340	$15.872072	to	$21.169740	$3,257,736	1.00%	to	2.65%	2.13%	to	2.33%	5.51%	to	7.17%
2016	183,766	$14.809586	to	$20.063357	$3,414,326	1.00%	to	2.65%	1.81%	to	2.02%	13.02%	to	14.79%
2015	207,124	$12.901695	to	$17.751543	$3,450,741	1.00%	to	2.65%	2.73%	to	3.10%	(7.42)%	to	(5.99)%
2014	229,042	$13.724472	to	$19.174988	$4,138,535	1.00%	to	2.65%	1.87%	to	2.03%	4.32%	to	5.98%
2013	271,856	$12.950382	to	$18.380844	$4,735,663	1.00%	to	2.65%	1.97%	to	2.10%	24.91%	to	26.78%
Templeton Developing Markets VIP Fund
2017	25,288	$19.490850	to	$25.674614	$615,386	1.40%	to	2.65%	1.17%	to	1.26%	36.98%	to	38.70%
2016	23,202	$16.480276	to	$18.511139	$411,733	1.40%	to	2.60%	1.08%	to	1.09%	14.77%	to	16.16%
2015	22,488	$14.359175	to	$15.936425	$344,334	1.40%	to	2.60%	1.73%	to	2.47%	(21.49)%	to	(20.54)%
2014	26,890	$18.290459	to	$20.056973	$519,886	1.40%	to	2.60%	1.72%	to	1.74%	(10.45)%	to	(9.37)%
2013	31,523	$20.424532	to	$22.129811	$677,865	1.40%	to	2.60%	1.31%	to	2.42%	(3.28)%	to	(2.12)%
Templeton Growth VIP Fund
2017	43,045	$14.123752	to	$15.754294	$772,787	1.00%	to	2.60%	1.48%	to	1.63%	15.46%	to	17.20%
2016	48,270	$12.051030	to	$13.644750	$744,173	1.00%	to	2.60%	1.83%	to	2.05%	6.81%	to	8.38%
2015	52,479	$11.119593	to	$12.775243	$750,672	1.00%	to	2.60%	2.17%	to	2.55%	(8.89)%	to	(7.48)%
2014	69,703	$12.017938	to	$14.021483	$1,076,449	1.00%	to	2.60%	1.22%	to	1.35%	(5.31)%	to	(3.85)%
2013	88,261	$12.498834	to	$14.807825	$1,441,373	1.00%	to	2.60%	1.73%	to	2.63%	27.47%	to	29.34%
Hartford Balanced HLS Fund
2017	7,750,336	$2.214994	to	$22.118490	$19,890,354	0.75%	to	2.70%	2.00%	to	2.24%	12.51%	to	14.73%
2016	8,325,755	$1.930657	to	$19.738374	$18,807,233	0.75%	to	2.65%	2.75%	to	3.65%	3.26%	to	5.24%
2015	9,228,957	$1.834460	to	$19.114579	$19,942,987	0.75%	to	2.65%	1.84%	to	1.88%	(2.44)%	to	(0.57)%
2014	11,074,160	$1.844993	to	$19.593127	$23,311,264	0.75%	to	2.65%	1.88%	to	3.24%	6.92%	to	8.97%
2013	13,401,532	$1.693116	to	$18.325111	$25,977,616	0.75%	to	2.65%	0.48%	to	1.86%	18.02%	to	20.28%
Hartford Total Return Bond HLS Fund
2017	67,206,148	$2.218559	to	$13.053015	$167,144,050	0.75%	to	2.70%	2.92%	to	2.95%	2.36%	to	4.37%
2016	74,138,672	$2.125612	to	$12.804085	$175,829,068	0.75%	to	2.65%	2.51%	to	2.96%	1.76%	to	3.71%
2015	88,003,765	$2.049512	to	$12.582460	$199,954,344	0.75%	to	2.65%	3.06%	to	3.10%	(3.19)%	to	(1.33)%
2014	112,707,938	$2.077135	to	$12.996716	$257,785,467	0.75%	to	2.65%	3.23%	to	3.52%	3.12%	to	5.10%
2013	148,993,752	$1.976410	to	$12.603646	$319,781,306	0.75%	to	2.65%	3.99%	to	4.33%	(3.94)%	to	(2.10)%
Hartford Capital Appreciation HLS Fund
2017	1,011,153	$23.918646	to	$28.430841	$22,760,636	0.75%	to	2.65%	1.09%	to	1.14%	18.95%	to	21.23%
2016	1,249,751	$19.730580	to	$23.902236	$23,397,973	0.75%	to	2.65%	1.16%	to	1.38%	2.76%	to	4.73%
2015	1,537,415	$18.838936	to	$23.259818	$27,608,712	0.75%	to	2.65%	0.87%	to	0.91%	(1.63)%	to	0.26%
2014	1,929,153	$18.789702	to	$23.644147	$34,804,184	0.75%	to	2.65%	0.91%	to	1.07%	4.50%	to	6.51%
2013	2,558,980	$17.642063	to	$22.625944	$43,623,706	0.75%	to	2.65%	0.58%	to	1.22%	35.44%	to	38.04%
Hartford Dividend and Growth HLS Fund
2017	33,086,542	$3.635303	to	$26.378617	$126,079,584	0.75%	to	2.70%	1.57%	to	1.68%	15.21%	to	17.47%
2016	39,078,488	$3.094576	to	$22.989756	$126,713,323	0.75%	to	2.65%	2.12%	to	2.24%	11.88%	to	14.03%
2015	46,703,172	$2.713886	to	$20.548219	$132,358,198	0.75%	to	2.65%	1.80%	to	1.85%	(3.74)%	to	(1.90)%
2014	58,776,627	$2.766335	to	$21.347150	$170,032,453	0.75%	to	2.65%	1.71%	to	2.19%	10.01%	to	12.12%
2013	78,038,755	$2.467388	to	$19.405426	$200,187,550	0.75%	to	2.65%	1.78%	to	4.16%	28.48%	to	30.94%
Hartford Global Growth HLS Fund
2017	1,302,069	$2.751546	to	$29.082796	$4,482,279	0.75%	to	2.65%	0.50%	to	0.51%	29.26%	to	31.73%
2016	1,342,011	$2.088700	to	$22.499788	$3,848,595	0.75%	to	2.65%	0.45%	to	0.68%	(0.71)%	to	1.19%
2015	1,633,722	$2.064124	to	$22.661555	$4,763,161	0.75%	to	2.65%	0.52%	to	0.54%	5.21%	to	7.23%
2014	1,643,131	$1.924928	to	$21.538692	$4,429,776	0.75%	to	2.65%	0.45%	to	0.54%	4.00%	to	5.99%
2013	2,073,214	$1.569587	to	$1.816121	$4,595,491	0.75%	to	2.40%	0.80%	to	1.09%	33.07%	to	35.28%
Hartford Disciplined Equity HLS Fund
2017	20,544,161	$2.761136	to	$30.429196	$63,005,911	0.75%	to	2.65%	0.74%	to	0.93%	18.73%	to	21.01%
2016	25,240,303	$2.281813	to	$25.628865	$63,385,565	0.75%	to	2.65%	0.62%	to	0.93%	2.99%	to	4.97%
2015	30,253,043	$2.173776	to	$24.883735	$72,133,113	0.75%	to	2.65%	0.75%	to	0.77%	4.04%	to	6.04%
2014	40,739,449	$2.050024	to	$23.917253	$90,248,060	0.75%	to	2.65%	0.70%	to	0.70%	13.14%	to	15.31%
2013	57,621,161	$1.777782	to	$21.138854	$108,828,366	0.75%	to	2.65%	1.05%	to	1.10%	32.27%	to	34.80%
Hartford Growth Opportunities HLS Fund
2017	6,906,247	$4.194461	to	$32.725063	$30,372,238	0.75%	to	2.70%	—%	to	—%	26.98%	to	29.47%
2016	8,436,140	$3.239632	to	$25.877267	$28,350,275	0.75%	to	2.65%	0.43%	to	0.44%	(3.09)%	to	(1.23)%
2015	10,843,928	$3.280131	to	$26.703369	$36,377,635	0.75%	to	2.65%	0.13%	to	0.13%	8.81%	to	10.90%
2014	13,026,999	$2.957713	to	$24.540344	$38,910,128	0.75%	to	2.65%	0.21%	to	0.21%	11.16%	to	13.29%
2013	14,261,786	$2.610723	to	$22.076719	$36,834,725	0.75%	to	2.65%	0.01%	to	0.01%	32.20%	to	34.73%
Hartford High Yield HLS Fund
2017	5,270,043	$2.641582	to	$21.974528	$14,398,251	0.75%	to	2.65%	6.01%	to	6.02%	4.79%	to	6.80%
2016	6,334,848	$2.473371	to	$20.969772	$16,060,430	0.75%	to	2.65%	5.37%	to	6.21%	11.26%	to	13.40%
2015	7,344,054	$2.181169	to	$18.847016	$16,453,010	0.75%	to	2.65%	6.57%	to	6.70%	(6.81)%	to	(5.02)%
2014	9,747,348	$2.296441	to	$20.223849	$22,955,022	0.75%	to	2.65%	7.54%	to	10.38%	(0.10)%	to	1.81%
2013	13,817,701	$2.255581	to	$20.244969	$31,499,144	0.75%	to	2.65%	7.51%	to	11.02%	3.65%	to	5.64%
Hartford International Opportunities HLS Fund
2017	15,974,404	$2.257718	to	$20.002861	$37,665,950	0.75%	to	2.70%	1.39%	to	1.76%	21.92%	to	24.32%
2016	19,000,217	$1.816098	to	$16.473410	$36,112,943	0.75%	to	2.65%	1.63%	to	1.67%	(1.39)%	to	0.50%
2015	22,504,734	$1.807059	to	$16.705836	$42,724,269	0.75%	to	2.65%	1.43%	to	1.46%	(0.79)%	to	1.12%
2014	28,034,383	$1.787129	to	$16.838726	$52,845,560	0.75%	to	2.65%	2.21%	to	2.23%	(6.39)%	to	(4.59)%
2013	34,784,472	$1.873156	to	$17.987985	$68,795,863	0.75%	to	2.65%	1.31%	to	2.21%	18.37%	to	20.64%
Hartford Small/Mid Cap Equity HLS Fund
2017	109,976	$15.985638	to	$18.941328	$1,998,561	0.75%	to	2.40%	0.84%	to	0.87%	11.71%	to	13.57%
2016	152,995	$16.678007	to	$29.240270	$2,471,268	0.75%	to	2.35%	1.44%	to	1.44%	13.78%	to	15.62%
2015	162,835	$14.425465	to	$25.698797	$2,278,126	0.75%	to	2.35%	1.18%	to	1.23%	(6.95)%	to	(5.45)%
2014	208,384	$15.256377	to	$27.617606	$3,102,862	0.75%	to	2.35%	1.56%	to	1.67%	2.78%	to	4.44%
2013	303,462	$14.608165	to	$26.870773	$4,308,826	0.75%	to	2.35%	0.90%	to	1.29%	34.32%	to	36.48%
Hartford MidCap Value HLS Fund
2017	116,493	$21.777478	to	$23.924025	$2,716,840	1.15%	to	2.40%	0.54%	to	0.56%	10.78%	to	12.17%
2016	123,552	$19.658737	to	$21.328292	$2,581,163	1.15%	to	2.40%	0.53%	to	0.54%	10.14%	to	11.53%
2015	143,948	$17.848194	to	$19.123444	$2,705,394	1.15%	to	2.40%	0.55%	to	0.58%	(3.56)%	to	(2.34)%
2014	166,025	$18.506107	to	$19.581933	$3,199,748	1.15%	to	2.40%	0.67%	to	0.68%	5.65%	to	6.98%
2013	183,655	$17.516521	to	$18.304534	$3,323,593	1.15%	to	2.40%	1.26%	to	1.28%	31.52%	to	33.17%
Hartford Ultrashort Bond HLS Fund
2017	12,521,480	$0.849488	to	$1.172043	$14,709,749	0.75%	to	2.45%	0.13%	to	0.81%	(1.43)%	to	0.26%
2016	13,869,823	$0.861814	to	$1.168994	$16,430,223	0.75%	to	2.45%	0.46%	to	0.46%	(1.48)%	to	0.21%
2015	17,032,550	$0.874729	to	$1.166551	$20,181,549	0.75%	to	2.45%	0.32%	to	0.33%	(2.30)%	to	(0.62)%
2014	22,192,074	$0.895286	to	$1.173812	$26,871,583	0.75%	to	2.45%	—%	to	—%	(2.32)%	to	(0.64)%
2013	29,919,963	$0.916563	to	$1.181432	$36,644,511	0.75%	to	2.45%	—%	to	—%	(2.42)%	to	(0.74)%
Hartford Small Company HLS Fund
2017	3,526,613	$3.304456	to	$27.023675	$12,388,190	0.75%	to	2.65%	—%	to	—%	23.06%	to	25.42%
2016	4,374,725	$2.634758	to	$21.959873	$12,293,183	0.75%	to	2.65%	—%	to	—%	(0.62)%	to	1.28%
2015	5,030,338	$2.601408	to	$22.097889	$14,004,223	0.75%	to	2.65%	—%	to	—%	(10.61)%	to	(8.90)%
2014	6,283,113	$2.855498	to	$24.721812	$19,063,359	0.75%	to	2.65%	—%	to	—%	4.27%	to	6.27%
2013	8,357,331	$2.686991	to	$23.709195	$23,799,611	0.75%	to	2.65%	0.08%	to	0.10%	40.61%	to	43.30%
Hartford SmallCap Growth HLS Fund
2017	2,490,955	$3.719664	to	$37.978558	$9,420,618	0.75%	to	2.65%	0.04%	to	0.04%	16.94%	to	19.18%
2016	2,927,972	$3.121123	to	$32.478244	$9,207,402	0.75%	to	2.65%	0.15%	to	0.15%	9.44%	to	11.53%
2015	4,073,368	$2.798359	to	$29.678004	$11,289,437	0.75%	to	2.65%	0.08%	to	0.08%	(3.15)%	to	(1.29)%
2014	4,692,696	$2.834928	to	$30.642715	$13,259,042	0.75%	to	2.65%	0.07%	to	0.07%	3.07%	to	5.04%
2013	7,446,338	$2.698799	to	$29.730949	$19,787,758	0.75%	to	2.65%	0.38%	to	0.39%	41.09%	to	43.79%
Hartford Stock HLS Fund
2017	3,345,544	$2.167695	to	$29.122976	$8,393,070	0.75%	to	2.65%	1.84%	to	1.86%	16.71%	to	18.95%
2016	4,031,830	$1.822328	to	$24.952305	$8,790,819	0.75%	to	2.65%	1.88%	to	1.89%	4.61%	to	6.61%
2015	4,000,122	$1.709314	to	$23.853605	$8,468,282	0.75%	to	2.65%	1.76%	to	1.83%	0.06%	to	1.98%
2014	4,459,295	$1.676202	to	$23.840129	$9,284,131	0.75%	to	2.65%	1.91%	to	1.92%	8.40%	to	10.47%
2013	5,947,651	$1.517272	to	$21.993573	$10,883,008	0.75%	to	2.65%	2.02%	to	4.67%	28.79%	to	31.26%
Hartford U.S. Government Securities HLS Fund
2017	34,640,511	$1.345619	to	$9.733170	$42,829,485	0.75%	to	2.65%	1.77%	to	2.10%	(1.33)%	to	0.56%
2016	37,608,036	$1.338126	to	$9.864492	$46,402,765	0.75%	to	2.65%	1.88%	to	1.88%	(1.11)%	to	0.78%
2015	43,598,109	$1.327733	to	$9.975646	$53,654,650	0.75%	to	2.65%	1.81%	to	1.85%	(1.09)%	to	0.80%
2014	55,879,288	$1.317145	to	$10.085981	$68,740,183	0.75%	to	2.65%	2.25%	to	2.28%	0.13%	to	2.05%
2013	70,014,266	$1.290740	to	$10.073293	$84,147,245	0.75%	to	2.65%	2.34%	to	4.76%	(4.25)%	to	(2.42)%
Hartford Value HLS Fund
2017	9,930,188	$2.816771	to	$24.710029	$26,167,527	0.75%	to	2.70%	1.78%	to	2.31%	12.37%	to	14.58%
2016	11,788,991	$2.458387	to	$22.079818	$27,109,103	0.75%	to	2.65%	1.76%	to	1.79%	10.72%	to	12.84%
2015	14,200,193	$2.178576	to	$19.941948	$29,017,567	0.75%	to	2.65%	1.33%	to	1.61%	(5.62)%	to	(3.81)%
2014	17,684,958	$2.264770	to	$21.128758	$37,550,088	0.75%	to	2.65%	1.52%	to	1.73%	8.45%	to	10.53%
2013	23,560,034	$2.048935	to	$19.481857	$45,326,840	0.75%	to	2.65%	2.31%	to	3.49%	28.49%	to	30.96%
Rational Dividend Capture VA Fund +
2017	572,430	$2.213456	to	$18.577014	$1,457,505	1.15%	to	2.40%	3.14%	to	3.33%	(3.92)%	to	(2.72)%
2016	679,297	$2.275229	to	$19.335548	$1,748,478	1.15%	to	2.40%	4.47%	to	4.65%	4.43%	to	5.75%
2015	826,799	$2.151602	to	$18.514970	$1,976,205	1.15%	to	2.40%	4.05%	to	4.22%	(5.36)%	to	(4.17)%
2014	1,163,851	$2.245129	to	$19.562853	$2,880,769	1.15%	to	2.40%	4.40%	to	5.04%	7.55%	to	8.90%
2013	1,293,892	$2.061629	to	$18.189775	$3,017,522	1.15%	to	2.40%	2.63%	to	3.01%	17.12%	to	18.59%
Rational Insider Buying VA Fund+
2017	679,802	$2.561631	to	$28.124745	$1,697,056	1.15%	to	2.35%	0.55%	to	0.56%	14.79%	to	16.18%
2016	886,351	$2.204971	to	$24.500954	$1,904,530	1.15%	to	2.35%	0.62%	to	0.64%	8.43%	to	9.73%
2015	1,062,913	$2.009360	to	$22.596947	$2,086,554	1.15%	to	2.35%	0.43%	to	0.53%	(9.32)%	to	(8.23)%
2014	1,673,614	$2.189533	to	$24.920679	$3,608,196	1.15%	to	2.35%	0.29%	to	0.34%	(4.34)%	to	(3.18)%
2013	1,410,801	$2.261524	to	$26.050892	$3,107,164	1.15%	to	2.35%	0.27%	to	0.55%	28.86%	to	30.41%
Lord Abbett Fundamental Equity Fund
2017	342,628	$23.729117	to	$24.531828	$7,786,740	0.75%	to	2.65%	1.06%	to	1.09%	9.63%	to	11.73%
2016	389,496	$21.644293	to	$21.955551	$7,956,863	0.75%	to	2.65%	0.61%	to	1.22%	12.72%	to	14.88%
2015	484,835	$19.111824	to	$19.202238	$8,669,709	0.75%	to	2.65%	0.77%	to	1.14%	(5.97)%	to	(4.17)%
2014	598,760	$19.942472	to	$20.421449	$11,216,535	0.75%	to	2.65%	0.46%	to	0.54%	4.34%	to	6.34%
2013	783,568	$18.753311	to	$19.572025	$13,905,375	0.75%	to	2.65%	0.24%	to	0.26%	32.21%	to	34.75%
Lord Abbett Calibrated Dividend Growth Fund
2017	189,806	$25.050269	to	$25.063646	$4,329,643	0.75%	to	2.65%	—%	to	1.75%	16.01%	to	18.23%
2016	256,597	$21.186984	to	$21.604588	$4,984,007	0.75%	to	2.65%	1.29%	to	1.71%	12.09%	to	14.24%
2015	220,201	$18.545788	to	$19.273995	$3,742,009	0.75%	to	2.65%	1.70%	to	1.78%	(4.69)%	to	(2.86)%
2014	258,906	$19.092495	to	$20.223045	$4,567,548	0.75%	to	2.65%	1.65%	to	1.76%	8.63%	to	10.71%
2013	302,539	$17.245839	to	$18.617257	$4,861,262	0.75%	to	2.65%	1.59%	to	1.70%	24.58%	to	26.97%

Lord Abbett Bond Debenture Fund
2017	1,033,745	$19.955363	to	$21.139671	$19,919,457	0.75%	to	2.65%	4.13%	to	4.13%	6.36%	to	8.40%
2016	1,151,312	$18.762730	to	$19.502324	$20,595,357	0.75%	to	2.65%	4.55%	to	4.62%	9.20%	to	11.30%
2015	1,364,363	$17.181698	to	$17.522954	$22,070,777	0.75%	to	2.65%	2.84%	to	4.02%	(4.11)%	to	(2.27)%
2014	1,723,639	$17.917382	to	$17.929310	$28,736,081	0.75%	to	2.65%	4.76%	to	5.97%	1.62%	to	3.57%
2013	2,277,171	$17.311795	to	$17.632098	$36,948,777	0.75%	to	2.65%	4.66%	to	6.17%	5.34%	to	7.36%
Lord Abbett Growth and Income Fund
2017	2,477,683	$20.077597	to	$22.590709	$45,802,305	0.75%	to	2.65%	1.17%	to	1.26%	10.42%	to	12.53%
2016	2,828,813	$17.841329	to	$20.459388	$46,731,687	0.75%	to	2.65%	1.47%	to	1.55%	14.05%	to	16.24%
2015	3,413,496	$15.348920	to	$17.938792	$48,863,091	0.75%	to	2.65%	1.18%	to	1.21%	(5.40)%	to	(3.59)%
2014	4,356,100	$15.920309	to	$18.963752	$65,113,181	0.75%	to	2.65%	0.64%	to	0.70%	4.84%	to	6.85%
2013	5,923,623	$14.899909	to	$18.088652	$83,322,702	0.75%	to	2.65%	0.50%	to	1.34%	32.35%	to	34.88%
Lord Abbett Classic Stock Fund
2017	126,274	$22.274702	to	$23.329688	$2,678,277	0.75%	to	2.65%	0.53%	to	0.85%	13.78%	to	15.97%
2016	143,581	$19.576238	to	$20.117803	$2,646,046	0.75%	to	2.65%	0.92%	to	1.02%	9.50%	to	11.60%
2015	177,631	$17.877975	to	$18.026782	$2,953,180	0.75%	to	2.65%	0.80%	to	1.28%	(3.50)%	to	(1.65)%
2014	231,244	$18.328389	to	$18.525969	$3,950,222	0.75%	to	2.65%	0.67%	to	0.72%	6.29%	to	8.33%
2013	299,385	$16.919769	to	$17.430130	$4,752,698	0.75%	to	2.65%	0.97%	to	1.04%	26.46%	to	28.88%
MFS® Growth Fund
2017	24,653	$12.834638	to	$22.377213	$388,708	1.40%	to	2.30%	0.10%	to	0.11%	28.42%	to	29.58%
2016	34,406	$17.269201	to	$25.135557	$403,348	1.40%	to	2.55%	—%	to	0.04%	(0.14)%	to	1.02%
2015	37,569	$17.095029	to	$25.169841	$443,257	1.40%	to	2.55%	0.16%	to	0.17%	4.85%	to	6.06%
2014	40,576	$16.117686	to	$24.005332	$455,421	1.40%	to	2.55%	0.10%	to	0.11%	6.20%	to	7.43%
2013	40,586	$15.002929	to	$22.603485	$425,676	1.40%	to	2.55%	0.16%	to	0.23%	33.41%	to	34.95%
MFS® Investors Trust Fund
2017	26,636	$2.529767	to	$16.838598	$371,659	1.30%	to	2.60%	0.72%	to	0.72%	20.18%	to	21.75%
2016	38,102	$2.077782	to	$14.010921	$468,971	1.30%	to	2.60%	0.84%	to	0.86%	5.80%	to	7.18%

2015	44,808	$1.938503	to	$13.242733	$531,566	1.30%	to	2.60%	0.89%	to	0.92%	(2.36)%	to	(1.08)%
2014	45,773	$1.959607	to	$13.562121	$544,990	1.30%	to	2.60%	0.81%	to	0.93%	8.16%	to	9.57%
2013	55,181	$1.788419	to	$12.539250	$621,198	1.30%	to	2.60%	1.05%	to	1.09%	28.67%	to	30.35%
MFS® Total Return Fund
2017	166,671	$2.106066	to	$18.447222	$3,607,876	1.30%	to	2.85%	—%	to	2.36%	9.14%	to	10.85%
2016	187,374	$1.899942	to	$16.901618	$3,542,125	1.30%	to	2.85%	2.91%	to	2.92%	6.03%	to	7.69%
2015	205,579	$1.764331	to	$15.940455	$3,646,920	1.30%	to	2.85%	2.61%	to	2.62%	(3.17)%	to	(1.66)%
2014	240,688	$1.794066	to	$16.462385	$4,383,366	1.30%	to	2.85%	—%	to	1.49%	5.45%	to	7.10%
2013	286,827	$1.675172	to	$15.771394	$4,846,624	1.30%	to	2.65%	1.50%	to	1.79%	15.93%	to	17.51%
MFS® Value Fund
2017	492	$20.691049	to	$20.691049	$10,185	1.00%	to	1.00%	1.72%	to	1.72%	16.18%	to	16.18%
2016	526	$17.809378	to	$17.809378	$9,376	1.00%	to	1.00%	1.85%	to	1.85%	12.64%	to	12.64%
2015	565	$15.810367	to	$15.810367	$8,938	1.00%	to	1.00%	2.08%	to	2.08%	(1.92)%	to	(1.92)%
2014	589	$16.119827	to	$16.119827	$9,491	1.00%	to	1.00%	1.33%	to	1.33%	9.11%	to	9.11%
2013	638	$14.774501	to	$14.774501	$9,422	1.00%	to	1.00%	0.97%	to	0.97%	34.25%	to	34.25%
Invesco V.I. Equity and Income Fund
2017	74,025	$17.009615	to	$21.228858	$1,452,601	1.30%	to	2.55%	—%	to	1.43%	7.99%	to	9.60%
2016	83,995	$15.520092	to	$19.657933	$1,507,535	1.30%	to	2.55%	1.04%	to	1.63%	11.94%	to	13.64%
2015	122,012	$13.657459	to	$17.560390	$1,913,221	1.30%	to	2.55%	2.30%	to	2.57%	(5.04)%	to	(3.56)%
2014	178,139	$14.161035	to	$18.492146	$2,824,031	1.30%	to	2.55%	1.56%	to	1.77%	6.03%	to	7.63%
2013	207,472	$13.157576	to	$17.440586	$3,053,335	1.30%	to	2.55%	1.31%	to	1.48%	21.74%	to	23.57%
Morgan Stanley VIF Core Plus Fixed Income Portfolio+
2017	169,424	$1.599127	to	$13.030304	$2,519,415	1.30%	to	2.85%	3.15%	to	3.27%	3.26%	to	4.87%
2016	195,429	$1.524861	to	$12.619133	$2,841,216	1.30%	to	2.85%	1.87%	to	1.92%	3.13%	to	4.74%
2015	218,479	$1.455853	to	$12.236198	$3,061,209	1.30%	to	2.85%	3.39%	to	3.43%	(3.44)%	to	(1.93)%
2014	266,508	$1.484566	to	$12.672419	$3,909,647	1.30%	to	2.85%	2.09%	to	2.45%	4.83%	to	6.46%
2013	387,881	$1.394451	to	$12.089085	$4,880,917	1.30%	to	2.85%	3.46%	to	3.70%	(3.12)%	to	(1.60)%
Morgan Stanley VIF Emerging Markets Debt Portfolio+
2017	17,763	$2.707988	to	$29.457146	$319,978	1.30%	to	2.60%	5.53%	to	5.65%	6.90%	to	8.29%
2016	18,001	$2.500603	to	$27.557061	$305,965	1.30%	to	2.60%	5.33%	to	5.63%	7.72%	to	9.13%
2015	23,220	$2.291468	to	$25.582667	$382,213	1.30%	to	2.60%	5.41%	to	5.53%	(3.65)%	to	(2.39)%
2014	25,972	$2.347625	to	$26.552602	$468,283	1.30%	to	2.60%	5.55%	to	5.78%	0.29%	to	1.60%
2013	26,570	$2.310689	to	$26.476818	$482,204	1.30%	to	2.60%	4.05%	to	4.26%	(11.09)%	to	(9.93)%
Morgan Stanley VIF Emerging Markets Equity Portfolio+
2017	329,718	$20.240826	to	$22.251363	$6,708,344	0.75%	to	2.65%	0.57%	to	0.71%	31.53%	to	34.05%
2016	380,341	$15.388234	to	$16.598755	$5,813,917	0.75%	to	2.65%	0.44%	to	0.44%	3.83%	to	5.82%
2015	465,166	$14.820448	to	$15.685255	$6,766,957	0.75%	to	2.65%	0.76%	to	0.93%	(13.04)%	to	(11.37)%

2014	617,554	$17.043598	to	$17.698337	$10,212,616	0.75%	to	2.65%	0.33%	to	0.33%	(7.05)%	to	(5.27)%
2013	845,354	$18.336505	to	$18.682484	$14,824,281	0.75%	to	2.65%	1.12%	to	1.38%	(3.69)%	to	(1.84)%
Morgan Stanley VIF Growth Portfolio+
2017	503,438	$19.533533	to	$20.950903	$10,444,174	1.30%	to	2.60%	—%	to	—%	39.16%	to	41.30%
2016	556,504	$14.036877	to	$14.827328	$8,187,358	1.30%	to	2.60%	—%	to	—%	(4.44)%	to	(2.91)%
2015	604,582	$14.689218	to	$15.271311	$9,182,375	1.30%	to	2.60%	—%	to	—%	9.09%	to	10.79%
2014	695,379	$13.464626	to	$13.784028	$9,554,078	1.30%	to	2.60%	—%	to	—%	3.37%	to	4.99%
2013	813,067	$13.026230	to	$13.129316	$10,662,732	1.30%	to	2.60%	—%	to	—%	30.26%	to	31.29%
Morgan Stanley VIF Mid Cap Growth Portfolio+
2017	180,391	$21.679044	to	$26.792074	$4,406,041	0.75%	to	2.40%	—%	to	—%	35.31%	to	37.56%
2016	200,101	$16.021234	to	$19.476306	$3,570,350	0.75%	to	2.40%	—%	to	—%	(11.01)%	to	(9.52)%
2015	230,289	$18.002503	to	$21.526425	$4,577,777	0.75%	to	2.40%	—%	to	—%	(8.22)%	to	(6.69)%
2014	290,914	$19.614666	to	$23.070246	$6,252,458	0.75%	to	2.40%	—%	to	—%	(0.57)%	to	1.08%
2013	375,513	$19.727891	to	$22.823685	$8,055,118	0.75%	to	2.40%	0.24%	to	0.24%	34.23%	to	36.46%
Invesco V.I. American Value Fund
2017	195,215	$25.775042	to	$28.009161	$4,914,134	0.75%	to	2.85%	0.53%	to	0.80%	6.87%	to	8.86%
2016	230,440	$23.676760	to	$26.207525	$5,381,037	0.75%	to	2.85%	0.12%	to	0.36%	12.25%	to	14.36%
2015	277,673	$20.704063	to	$23.347367	$5,656,684	0.75%	to	2.85%	0.01%	to	0.30%	(11.68)%	to	(10.04)%
2014	352,950	$23.013806	to	$26.435568	$7,985,987	0.75%	to	2.85%	0.20%	to	0.45%	6.67%	to	8.66%
2013	495,328	$21.179622	to	$24.782999	$10,286,862	0.75%	to	2.85%	0.51%	to	0.66%	30.50%	to	32.93%
Morgan Stanley Mid Cap Growth Portfolio+
2017	—	$2.873347	to	$25.969796	$—	1.30%	to	2.55%	—%	to	—%	24.67%	to	26.17%
2016	38,051	$2.277418	to	$20.830544	$1,205,178	1.30%	to	2.55%	—%	to	—%	(11.71)%	to	(10.39)%
2015	41,816	$2.541568	to	$23.593345	$1,474,938	1.30%	to	2.55%	—%	to	—%	(9.16)%	to	(7.80)%
2014	49,862	$2.756448	to	$13.758181	$1,976,096	1.30%	to	2.60%	—%	to	0.01%	(1.80)%	to	(0.26)%
2013	66,935	$2.763681	to	$14.010808	$2,342,405	1.30%	to	2.60%	0.06%	to	0.34%	33.84%	to	35.91%
Invesco V.I. Equally-Weighted S&P 500 Fund
2017	125,749	$3.312452	to	$32.833960	$5,610,017	1.30%	to	2.85%	0.71%	to	0.81%	15.01%	to	17.05%
2016	142,427	$2.829962	to	$28.549730	$5,625,906	1.30%	to	2.85%	0.40%	to	0.60%	10.74%	to	12.77%
2015	191,877	$2.509567	to	$25.780834	$6,451,922	1.30%	to	2.85%	1.17%	to	1.35%	(5.65)%	to	(3.93)%
2014	208,334	$2.612359	to	$27.325076	$7,372,421	1.30%	to	2.85%	1.20%	to	1.42%	10.42%	to	12.41%
2013	239,418	$2.323911	to	$24.746789	$7,584,716	1.30%	to	2.85%	1.25%	to	1.41%	31.32%	to	33.67%
UIF Small Company Growth Portfolio+
2017	—	$18.750973	to	$21.672124	$—	1.50%	to	2.60%	—%	to	—%	8.57%	to	9.07%
2016	7,361	$17.270271	to	$19.870159	$136,100	1.50%	to	2.60%	—%	to	—%	2.93%	to	4.07%
2015	10,222	$16.778306	to	$19.093019	$195,877	1.50%	to	2.60%	—%	to	—%	(12.11)%	to	(11.14)%
2014	11,049	$19.089629	to	$21.485475	$240,434	1.50%	to	2.60%	—%	to	—%	(16.07)%	to	(15.14)%

2013	11,426	$22.745582	to	$25.320088	$298,905	1.50%	to	2.60%	—%	to	—%	66.94%	to	68.78%
Morgan Stanley VIF Global Franchise Portfolio+
2017	11,510	$27.183134	to	$38.926166	$408,410	1.50%	to	2.55%	1.19%	to	1.29%	22.59%	to	23.88%
2016	14,256	$22.174510	to	$31.422527	$415,284	1.50%	to	2.55%	1.43%	to	1.48%	2.76%	to	3.85%
2015	15,621	$21.578044	to	$30.257827	$439,882	1.50%	to	2.55%	2.07%	to	2.08%	3.53%	to	4.62%
2014	16,503	$25.464307	to	$28.921675	$444,133	1.50%	to	2.60%	2.05%	to	2.07%	1.83%	to	2.95%
2013	18,741	$25.007210	to	$28.091786	$485,280	1.50%	to	2.60%	2.59%	to	2.62%	16.59%	to	17.88%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2017	95,380	$21.010395	to	$32.064813	$1,972,991	1.15%	to	2.65%	—%	to	—%	25.10%	to	26.99%
2016	102,347	$16.545439	to	$25.631795	$1,669,209	1.15%	to	2.65%	—%	to	—%	(0.59)%	to	0.91%
2015	158,872	$16.395955	to	$25.784201	$2,534,650	1.15%	to	2.65%	—%	to	—%	3.57%	to	5.13%
2014	161,126	$15.595660	to	$24.896342	$2,456,957	1.15%	to	2.65%	—%	to	—%	2.77%	to	4.32%
2013	287,141	$13.327701	to	$14.950078	$4,185,495	1.15%	to	2.45%	—%	to	—%	32.35%	to	34.08%
Oppenheimer Capital Appreciation Fund/VA
2017	852,739	$21.658564	to	$27.118185	$17,005,722	0.75%	to	2.65%	0.01%	to	0.01%	23.20%	to	25.56%
2016	1,023,603	$17.249755	to	$22.011826	$16,342,025	0.75%	to	2.65%	0.11%	to	0.12%	(4.98)%	to	(3.16)%
2015	1,237,255	$17.812432	to	$23.166173	$20,515,691	0.75%	to	2.65%	—%	to	—%	0.57%	to	2.50%
2014	1,582,790	$17.378669	to	$23.035754	$25,720,914	0.75%	to	2.65%	0.16%	to	0.18%	12.12%	to	14.27%
2013	2,158,537	$15.208776	to	$20.546065	$30,811,193	0.75%	to	2.65%	0.74%	to	0.76%	26.05%	to	28.46%
Oppenheimer Global Fund/VA
2017	2,911,038	$25.531573	to	$27.361008	$68,131,327	0.75%	to	2.65%	0.72%	to	0.73%	32.76%	to	35.30%
2016	3,421,200	$18.870189	to	$20.609696	$59,614,123	0.75%	to	2.65%	0.76%	to	0.92%	(2.77)%	to	(0.90)%
2015	3,989,744	$19.042232	to	$21.196846	$70,629,298	0.75%	to	2.65%	1.05%	to	1.08%	0.96%	to	2.90%
2014	5,076,436	$18.506001	to	$20.995244	$87,948,724	0.75%	to	2.65%	0.65%	to	0.94%	(0.61)%	to	1.29%
2013	6,683,713	$18.269664	to	$21.124717	$114,998,692	0.75%	to	2.65%	1.18%	to	1.36%	23.67%	to	26.04%
Oppenheimer Main Street Fund®/VA
2017	208,849	$23.526557	to	$27.427543	$4,434,391	0.75%	to	2.65%	0.20%	to	1.02%	13.59%	to	15.76%
2016	233,821	$20.322859	to	$24.146776	$4,309,521	0.75%	to	2.65%	0.86%	to	0.86%	8.39%	to	10.47%
2015	282,491	$18.397354	to	$22.278276	$4,757,947	0.75%	to	2.65%	0.66%	to	0.67%	0.41%	to	2.34%
2014	337,301	$17.977375	to	$22.187473	$5,628,841	0.75%	to	2.65%	—%	to	0.60%	7.51%	to	9.58%
2013	439,447	$14.117877	to	$16.406337	$6,710,446	0.75%	to	2.45%	0.85%	to	0.85%	28.26%	to	30.46%
Oppenheimer Main Street Small Cap Fund/VA
2017	928,319	$26.876901	to	$32.523583	$22,784,793	0.75%	to	2.65%	0.64%	to	0.64%	10.93%	to	13.06%
2016	1,140,501	$23.772377	to	$29.318220	$24,957,085	0.75%	to	2.65%	0.25%	to	0.32%	14.60%	to	16.79%
2015	1,394,182	$20.354358	to	$25.584050	$26,268,302	0.75%	to	2.65%	0.63%	to	0.65%	(8.55)%	to	(6.80)%
2014	1,765,645	$21.838371	to	$27.976192	$35,915,672	0.75%	to	2.65%	0.62%	to	0.63%	8.74%	to	10.82%
2013	2,280,373	$19.706083	to	$25.728730	$42,145,091	0.75%	to	2.65%	0.65%	to	0.75%	36.95%	to	39.57%

Putnam VT Diversified Income Fund
2017	594,930	$18.540466	to	$27.310256	$13,700,575	0.75%	to	2.65%	5.66%	to	5.82%	4.32%	to	6.32%
2016	672,960	$17.772352	to	$25.686248	$14,641,293	0.75%	to	2.65%	7.16%	to	7.35%	2.66%	to	4.63%
2015	803,983	$17.311282	to	$24.548990	$16,911,341	0.75%	to	2.65%	9.20%	to	10.30%	(4.90)%	to	(3.07)%
2014	1,023,105	$18.202420	to	$25.326735	$22,349,621	0.75%	to	2.65%	7.74%	to	7.75%	(2.28)%	to	(0.40)%
2013	1,402,513	$18.626547	to	$25.429077	$31,000,713	0.75%	to	2.65%	2.89%	to	3.53%	4.99%	to	7.01%
Putnam VT Global Asset Allocation Fund
2017	69,342	$23.391246	to	$65.093528	$2,657,133	1.05%	to	2.65%	1.46%	to	1.48%	12.32%	to	14.13%
2016	85,532	$20.825184	to	$57.033346	$2,885,197	1.05%	to	2.65%	1.89%	to	1.93%	3.92%	to	5.60%
2015	111,698	$20.039359	to	$54.009949	$3,731,533	1.05%	to	2.65%	2.15%	to	2.19%	(2.45)%	to	(0.87)%
2014	133,735	$20.542038	to	$56.117736	$4,447,204	0.75%	to	2.65%	—%	to	5.67%	6.56%	to	8.61%
2013	211,163	$12.062583	to	$51.671303	$5,811,348	0.75%	to	2.45%	1.80%	to	1.81%	16.60%	to	18.60%
Putnam VT Growth and Income Fund+
2017	—	$23.376365	to	$90.663375	$—	0.75%	to	2.65%	2.09%	to	2.11%	4.58%	to	5.40%
2016	58,233	$22.353571	to	$86.018187	$1,902,617	0.75%	to	2.65%	1.68%	to	1.68%	12.01%	to	14.16%
2015	69,523	$19.957036	to	$75.350417	$2,199,702	0.75%	to	2.65%	1.87%	to	2.40%	(9.95)%	to	(8.22)%
2014	87,540	$22.161391	to	$82.097469	$3,344,336	0.75%	to	2.65%	—%	to	1.63%	7.84%	to	9.91%
2013	132,099	$13.538160	to	$74.698236	$4,725,232	0.75%	to	2.40%	0.27%	to	1.66%	32.46%	to	34.66%
Putnam VT Growth Opportunities Fund
2017	135,486	$13.274366	to	$13.679151	$1,830,934	0.75%	to	2.65%	0.10%	to	0.10%	27.48%	to	29.93%
2016	163,638	$10.412677	to	$10.528491	$1,714,504	0.75%	to	2.65%	—%	to	—%	4.13%	to	5.28%
Putnam VT International Value Fund
2017	270,218	$8.005604	to	$9.486306	$2,435,078	0.75%	to	2.40%	1.51%	to	1.57%	21.74%	to	23.76%
2016	327,900	$6.575974	to	$7.664850	$2,399,657	0.75%	to	2.40%	2.35%	to	2.36%	(1.29)%	to	0.35%
2015	357,097	$6.662174	to	$7.638116	$2,616,003	0.75%	to	2.40%	1.29%	to	1.32%	(4.33)%	to	(2.73)%
2014	418,835	$6.963347	to	$7.852697	$3,183,267	0.75%	to	2.40%	1.33%	to	1.34%	(11.64)%	to	(10.16)%
2013	495,068	$7.880268	to	$8.741171	$4,208,063	0.75%	to	2.40%	—%	to	2.52%	19.32%	to	21.30%
Putnam VT International Equity Fund
2017	921,019	$17.254538	to	$28.427076	$16,981,101	0.75%	to	2.65%	2.33%	to	5.32%	23.27%	to	25.63%
2016	1,107,063	$13.997069	to	$22.626784	$16,293,893	0.75%	to	2.65%	3.35%	to	3.53%	(5.01)%	to	(3.18)%
2015	1,287,245	$14.734763	to	$23.370571	$19,746,697	0.75%	to	2.65%	1.23%	to	1.24%	(2.48)%	to	(0.61)%
2014	1,562,163	$15.109360	to	$23.513525	$24,324,737	0.75%	to	2.65%	0.84%	to	1.66%	(9.22)%	to	(7.47)%
2013	1,901,725	$16.643288	to	$25.412902	$32,155,946	0.75%	to	2.65%	1.41%	to	1.65%	24.72%	to	27.11%
Putnam VT Investors Fund
2017	650,495	$21.412262	to	$28.956438	$11,385,326	0.75%	to	2.65%	1.05%	to	1.07%	19.65%	to	21.94%
2016	797,094	$17.559789	to	$24.201699	$11,619,353	0.75%	to	2.65%	1.28%	to	1.29%	9.12%	to	11.21%
2015	978,751	$15.789220	to	$22.178940	$12,855,265	0.75%	to	2.65%	1.17%	to	1.17%	(4.74)%	to	(2.91)%

2014	1,274,342	$16.262141	to	$23.281549	$17,190,273	0.75%	to	2.65%	0.89%	to	1.82%	10.93%	to	13.06%
2013	1,713,736	$14.383401	to	$20.986803	$20,535,251	0.75%	to	2.65%	—%	to	1.43%	31.59%	to	34.11%
Putnam VT Multi-Cap Growth Fund
2017	126,280	$24.418005	to	$28.074299	$3,394,795	0.75%	to	2.65%	0.60%	to	0.65%	25.85%	to	28.26%
2016	154,821	$19.403038	to	$21.889051	$3,267,002	0.75%	to	2.65%	0.20%	to	0.70%	4.97%	to	6.98%
2015	181,339	$18.484578	to	$20.460308	$3,599,734	0.75%	to	2.65%	0.48%	to	0.50%	(2.90)%	to	(1.03)%
2014	216,687	$19.036226	to	$20.674202	$4,373,809	0.75%	to	2.65%	—%	to	0.49%	10.52%	to	12.64%
2013	292,696	$17.368559	to	$18.353989	$5,277,335	0.75%	to	2.40%	0.39%	to	0.50%	33.21%	to	35.42%
Putnam VT Small Cap Value Fund
2017	353,182	$29.742077	to	$46.522041	$13,912,605	0.75%	to	2.65%	0.69%	to	0.80%	5.05%	to	7.07%
2016	435,170	$28.311719	to	$43.451754	$16,199,550	0.75%	to	2.65%	0.78%	to	1.16%	24.16%	to	26.54%
2015	517,941	$22.802738	to	$34.338316	$15,384,984	0.75%	to	2.65%	0.40%	to	0.84%	(6.74)%	to	(4.95)%
2014	645,835	$24.451792	to	$36.128275	$20,433,163	0.75%	to	2.65%	0.46%	to	0.73%	0.73%	to	2.66%
2013	823,281	$24.274924	to	$35.191734	$25,633,546	0.75%	to	2.65%	0.83%	to	1.04%	35.96%	to	38.56%
Putnam VT George Putnam Balanced Fund
2017	109,611	$19.675837	to	$21.063168	$1,956,914	0.75%	to	2.65%	1.53%	to	1.54%	12.08%	to	14.23%
2016	114,835	$17.225422	to	$18.793451	$1,806,801	0.75%	to	2.65%	1.71%	to	1.72%	5.18%	to	7.20%
2015	129,339	$16.068049	to	$17.867045	$1,913,947	0.75%	to	2.65%	1.70%	to	1.73%	(3.72)%	to	(1.87)%
2014	166,810	$16.374109	to	$18.556698	$2,547,744	0.75%	to	2.65%	1.23%	to	1.50%	7.78%	to	9.85%
2013	201,291	$14.905794	to	$17.216653	$2,816,249	0.75%	to	2.65%	—%	to	1.52%	15.01%	to	17.21%
Putnam VT Equity Income Fund+
2017	193,562	$27.989247	to	$33.268667	$6,001,369	0.75%	to	2.65%	1.56%	to	1.80%	15.67%	to	17.89%
2016	153,628	$24.197864	to	$28.221253	$4,077,909	0.75%	to	2.65%	1.88%	to	1.90%	10.67%	to	12.79%
2015	187,378	$21.864636	to	$25.020101	$4,440,401	0.75%	to	2.65%	1.61%	to	1.64%	(5.58)%	to	(3.77)%
2014	231,669	$23.156507	to	$25.999530	$5,748,106	0.75%	to	2.65%	1.73%	to	2.09%	9.71%	to	11.82%
2013	343,718	$21.106196	to	$23.251514	$7,694,519	0.75%	to	2.65%	—%	to	2.01%	28.95%	to	31.43%
Pioneer Fund VCT Portfolio
2017	76,371	$1.875847	to	$1.994329	$144,040	1.60%	to	2.10%	0.95%	to	0.95%	18.84%	to	19.43%
2016	80,983	$1.578513	to	$1.669860	$128,479	1.60%	to	2.10%	1.04%	to	1.11%	7.34%	to	7.88%
2015	88,566	$1.470604	to	$1.547946	$130,839	1.60%	to	2.10%	0.82%	to	0.83%	(2.44)%	to	(1.95)%
2014	104,758	$1.507435	to	$1.646007	$158,480	1.15%	to	2.10%	0.53%	to	0.90%	8.48%	to	9.51%
2013	115,676	$1.389631	to	$1.503025	$161,590	1.15%	to	2.10%	0.85%	to	0.98%	30.22%	to	31.46%
Invesco V.I. Growth and Income Fund
2017	503,558	$24.144116	to	$32.571379	$14,353,562	0.75%	to	2.85%	1.24%	to	1.31%	10.83%	to	13.18%
2016	593,664	$21.784103	to	$28.777256	$15,171,102	0.75%	to	2.85%	0.90%	to	0.91%	16.07%	to	18.54%
2015	710,108	$18.767303	to	$24.276966	$15,498,497	0.75%	to	2.85%	2.54%	to	2.60%	(6.03)%	to	(4.04)%
2014	885,176	$19.971833	to	$25.297861	$20,402,746	0.75%	to	2.85%	1.30%	to	1.43%	6.88%	to	9.14%

2013	1,150,248	$18.686836	to	$23.178461	$24,634,981	0.75%	to	2.85%	1.15%	to	1.23%	30.01%	to	32.77%
Invesco V.I. Comstock Fund
2017	687,515	$27.319668	to	$32.329876	$20,163,302	0.75%	to	2.65%	1.80%	to	2.02%	14.50%	to	16.70%
2016	841,830	$23.859571	to	$27.704187	$21,319,459	0.75%	to	2.65%	1.34%	to	1.35%	13.93%	to	16.11%
2015	1,034,672	$20.942624	to	$23.859636	$22,749,816	0.75%	to	2.65%	1.63%	to	1.67%	(8.65)%	to	(6.90)%
2014	1,235,772	$22.925467	to	$25.626715	$29,441,049	0.75%	to	2.65%	1.10%	to	1.10%	6.25%	to	8.29%
2013	1,674,153	$21.577179	to	$23.665796	$37,160,386	0.75%	to	2.65%	1.15%	to	1.27%	32.11%	to	34.64%
Invesco V.I. American Franchise Fund
2017	3,340	$25.441212	to	$29.002541	$92,075	1.50%	to	2.40%	—%	to	—%	24.02%	to	25.14%
2016	3,610	$20.514269	to	$23.176622	$79,934	1.50%	to	2.40%	—%	to	—%	(0.40)%	to	0.50%
2015	5,998	$20.597416	to	$23.061948	$132,110	1.50%	to	2.40%	—%	to	—%	2.27%	to	3.19%
2014	3,295	$20.141072	to	$22.348913	$70,511	1.50%	to	2.40%	—%	to	—%	5.60%	to	6.56%
2013	8,279	$19.072277	to	$20.973366	$165,118	1.50%	to	2.40%	0.25%	to	0.25%	36.49%	to	37.72%
Invesco V.I. Mid Cap Growth Fund
2017	2,388	$21.287958	to	$23.762819	$54,854	1.50%	to	2.30%	—%	to	—%	19.37%	to	20.32%
2016	5,677	$17.834076	to	$19.748941	$104,291	1.50%	to	2.30%	—%	to	—%	(1.71)%	to	(0.92)%
2015	7,029	$18.145196	to	$19.933321	$130,841	1.50%	to	2.30%	—%	to	—%	(1.26)%	to	(0.46)%
2014	7,255	$17.792824	to	$20.025915	$136,311	1.50%	to	2.60%	—%	to	—%	4.93%	to	6.09%
2013	7,897	$16.957027	to	$18.876467	$140,966	1.50%	to	2.60%	0.22%	to	0.22%	33.10%	to	34.57%
Wells Fargo VT International Equity Fund
2017	503,085	$2.403293	to	$17.555134	$811,744	1.15%	to	2.35%	3.06%	to	3.15%	21.96%	to	23.43%
2016	590,056	$1.017274	to	$1.947089	$762,844	1.15%	to	2.40%	3.28%	to	3.38%	0.80%	to	2.07%
2015	717,108	$1.009162	to	$1.907551	$901,449	1.15%	to	2.40%	4.17%	to	4.21%	(0.13)%	to	1.13%
2014	996,748	$1.010483	to	$1.886318	$1,255,364	1.15%	to	2.40%	2.99%	to	3.02%	(7.55)%	to	(6.38)%
2013	1,200,512	$1.092958	to	$2.014936	$1,616,551	1.15%	to	2.40%	2.48%	to	2.50%	17.09%	to	18.57%
Wells Fargo VT Small Cap Growth Fund
2017	57,679	$21.869017	to	$24.003438	$1,310,805	1.15%	to	2.40%	—%	to	—%	23.15%	to	24.70%
2016	69,146	$17.758039	to	$19.249420	$1,267,952	1.15%	to	2.40%	—%	to	—%	5.54%	to	6.87%
2015	88,059	$16.825853	to	$18.012433	$1,522,962	1.15%	to	2.40%	—%	to	—%	(4.94)%	to	(3.75)%
2014	113,101	$17.701029	to	$18.713842	$2,047,656	1.15%	to	2.40%	—%	to	—%	(4.01)%	to	(2.80)%
2013	130,153	$18.439700	to	$19.252544	$2,412,337	1.15%	to	2.40%	—%	to	—%	46.99%	to	48.84%
Wells Fargo VT Opportunity Fund
2017	3,617	$20.109675	to	$21.699269	$76,999	1.15%	to	2.35%	0.93%	to	0.93%	17.92%	to	19.34%
2016	3,802	$17.053287	to	$18.181991	$68,015	1.15%	to	2.35%	2.00%	to	2.31%	9.91%	to	11.23%
2015	11,185	$15.516077	to	$16.345729	$181,010	1.15%	to	2.35%	0.40%	to	0.42%	(5.10)%	to	(3.96)%
2014	16,322	$16.350729	to	$17.019429	$275,718	1.15%	to	2.35%	0.30%	to	0.31%	8.13%	to	9.44%
2013	19,423	$15.121187	to	$15.551922	$300,692	1.15%	to	2.35%	0.45%	to	0.45%	27.95%	to	29.50%

Morgan Stanley VIF Global Infrastructure Portfolio+
2017	111,664	$11.803567	to	$12.382696	$1,371,485	1.40%	to	2.35%	2.27%	to	2.42%	9.93%	to	11.39%
2016	142,322	$10.737272	to	$11.116246	$1,573,381	1.40%	to	2.35%	2.06%	to	2.22%	12.30%	to	13.66%
2015	157,513	$9.561557	to	$9.779894	$1,534,848	1.40%	to	2.35%	1.58%	to	1.82%	(15.89)%	to	(14.96)%
2014	180,233	$11.367425	to	$11.499836	$2,069,290	1.40%	to	2.35%	—%	to	—%	13.67%	to	15.00%
HIMCO VIT Index Fund
2017	2,246,936	$2.011147	to	$2.260757	$6,325,545	1.15%	to	2.40%	1.44%	to	1.70%	18.56%	to	20.05%
2016	2,791,947	$1.696261	to	$1.883117	$6,383,994	1.15%	to	2.40%	2.13%	to	2.23%	8.95%	to	10.32%
2015	3,090,606	$1.556988	to	$1.707028	$6,558,470	1.15%	to	2.40%	0.35%	to	0.35%	(1.33)%	to	(0.09)%
2014	3,867,870	$1.791778	to	$22.109906	$8,326,002	0.75%	to	2.65%	—%	to	—%	4.14%	to	4.78%
HIMCO VIT American Funds Bond Fund+
2017	—	$11.734678	to	$11.734678	$—	1.00%	to	1.00%	2.84%	to	2.84%	2.36%	to	2.36%
2016	1,311	$11.464339	to	$11.464339	$15,027	1.00%	to	1.00%	3.39%	to	3.39%	1.63%	to	1.63%
2015	1,312	$11.280000	to	$11.280000	$14,801	1.00%	to	1.00%	1.81%	to	1.81%	(1.05)%	to	(1.05)%
2014	1,359	$11.399986	to	$11.399986	$15,486	1.00%	to	1.00%	—%	to	—%	0.53%	to	0.53%
HIMCO VIT American Funds Growth Fund+
2017	—	$20.159981	to	$20.159981	$—	1.00%	to	1.00%	0.46%	to	0.46%	24.10%	to	24.10%
2016	562	$16.245542	to	$16.245542	$9,137	1.00%	to	1.00%	0.32%	to	0.32%	8.02%	to	8.02%
2015	606	$15.039710	to	$15.039710	$9,114	1.00%	to	1.00%	0.90%	to	0.90%	5.44%	to	5.44%
2014	653	$14.263752	to	$14.263752	$9,315	1.00%	to	1.00%	—%	to	—%	3.44%	to	3.44%
HIMCO VIT American Funds International Fund+
2017	—	$12.700666	to	$12.700666	$—	1.00%	to	1.00%	1.05%	to	1.05%	27.70%	to	27.70%
2016	620	$9.945672	to	$9.945672	$6,169	1.00%	to	1.00%	1.39%	to	1.39%	2.25%	to	2.25%
2015	630	$9.727120	to	$9.727120	$6,127	1.00%	to	1.00%	1.18%	to	1.18%	(5.78)%	to	(5.78)%
2014	618	$10.323945	to	$10.323945	$6,381	1.00%	to	1.00%	—%	to	—%	(6.15)%	to	(6.15)%
MFS® Core Equity Portfolio
2017	28,769	$13.440345	to	$13.817969	$393,057	1.30%	to	2.25%	0.95%	to	0.95%	22.05%	to	23.21%
2016	30,472	$11.012148	to	$11.214594	$339,195	1.30%	to	2.25%	0.77%	to	0.77%	8.90%	to	9.94%
2015	42,582	$10.112299	to	$10.200852	$433,083	1.30%	to	2.25%	0.55%	to	0.55%	1.12%	to	2.01%
MFS® Massachusetts Investors Growth Stock Portfolio
2017	22,530	$13.218641	to	$13.452039	$301,902	1.40%	to	2.00%	0.65%	to	0.66%	25.88%	to	26.64%
2016	30,682	$10.500665	to	$10.622201	$325,130	1.40%	to	2.00%	0.59%	to	0.60%	3.97%	to	4.60%
2015	30,941	$10.099240	to	$10.155009	$313,848	1.40%	to	2.00%	0.31%	to	0.50%	0.99%	to	1.55%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2017 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Hartford Life Insurance Company
Hartford, Connecticut
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2017 and 2016, the related consolidated statements of operations, comprehensive income, shareholders' equity, and cash flows, for each of the three years in the period ended December 31, 2017, and the related notes and the consolidated financial statement schedules listed in the Index at Item 15 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with the accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
March 1, 2018

We have served as the Company’s auditor since 2002.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2017	2016	2015
Revenues
Fee income and other	$906	$969	$1,097
Earned premiums	105	203	92
Net investment income	1,281	1,373	1,456
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(16)	(29)	(63)
OTTI losses recognized in other comprehensive income	2	1	2
Net OTTI losses recognized in earnings	(14)	(28)	(61)
Other net realized capital losses	(46)	(135)	(85)
Total net realized capital losses	(60)	(163)	(146)
Total revenues	2,232	2,382	2,499
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,406	1,437	1,402
Amortization of deferred policy acquisition costs ("DAC")	48	114	69
Insurance operating costs and other expenses	400	472	524
Reinsurance gain on disposition	—	—	(28)
Dividends to policyholders	2	3	2
Total benefits, losses and expenses	1,856	2,026	1,969
Income before income taxes	376	356	530
Income tax expense	422	74	30
Net (loss) income	$(46)	$282	$500
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(In millions)	2017	2016	2015
Net (loss) income	$(46)	$282	$500
Other comprehensive income (loss):
Change in net unrealized gain on securities	329	154	(615)
Change in net gain on cash-flow hedging instruments	(28)	(25)	(13)
OCI, net of tax	301	129	(628)
Comprehensive income (loss)	$255	$411	$(128)
 See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2017	2016
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $20,914 and $22,507)	$22,799	$23,819
Fixed maturities, at fair value using the fair value option	32	82
Equity securities, available-for-sale, at fair value (cost of $140 and $142)	154	152
Mortgage loans (net of allowance for loan losses of $0 and $19)	2,872	2,811
Policy loans, at outstanding balance	1,432	1,442
Limited partnerships and other alternative investments	1,001	930
Other investments	213	293
Short-term investments	1,094	1,349
Total investments	29,597	30,878
Cash	537	554
Premiums receivable and agents’ balances, net	15	18
Reinsurance recoverables	20,785	20,725
Deferred policy acquisition costs	405	463
Deferred income taxes, net	556	1,437
Other assets	1,003	606
Separate account assets	115,834	115,665
Total assets	$168,732	$170,346
Liabilities
Reserve for future policy benefits	$14,482	$14,000
Other policyholder funds and benefits payable	29,228	30,588
Other liabilities	2,508	2,272
Separate account liabilities	115,834	115,665
Total liabilities	162,052	162,525
Commitments and Contingencies (Note 10)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	3,539	4,935
Accumulated other comprehensive income, net of tax	1,023	722
Retained earnings	2,112	2,158
Total stockholder’s equity	6,680	7,821
Total liabilities and stockholder’s equity	$168,732	$170,346
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

	Year Ended December 31,
(In millions, except for share data)	2017	2016	2015
Common Stock	$6	$6	$6
Additional Paid-in Capital
Additional Paid-in Capital, beginning of period	4,935	5,687	6,688
Return of capital to parent	(1,396)	(752)	(1,001)
Additional Paid-in Capital, end of period	3,539	4,935	5,687
Retained Earnings
Retained Earnings, beginning of period	2,158	1,876	1,376
Net (loss) income	(46)	282	500
Retained Earnings, end of period	2,112	2,158	1,876
Accumulated Other Comprehensive Income, net of tax
Accumulated Other Comprehensive Income, net of tax, beginning of period	722	593	1,221
Total other comprehensive income	301	129	(628)
Accumulated Other Comprehensive Income, net of tax, end of period	1,023	722	593
Total Stockholder’s Equity	$6,680	$7,821	$8,162
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2017	2016	2015
Operating Activities
Net (loss) income	$(46)	$282	$500
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Net realized capital losses	60	163	146
Amortization of deferred policy acquisition costs	48	114	69
Additions to deferred policy acquisition costs	(2)	(7)	(7)
Reinsurance gain on disposition	—	—	(28)
Depreciation and amortization (accretion), net	31	9	(14)
Other operating activities, net	143	33	38
Change in assets and liabilities:
Decrease (increase) in reinsurance recoverables	4	117	(14)
(Decrease) increase in accrued and deferred income taxes	(5)	278	(62)
Impact of tax reform on accrued and deferred income taxes	396	—	—
Increase in unpaid losses and loss adjustment expenses, reserve for future policy benefits, and unearned premiums	387	111	276
Net changes in other assets and other liabilities	(219)	(316)	(222)
Net cash provided by operating activities	797	784	682
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	10,315	10,152	11,465
Fixed maturities, fair value option	50	68	107
Equity securities, available-for-sale	203	321	586
Mortgage loans	396	371	467
Partnerships	113	395	252
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(8,713)	(8,889)	(11,755)
Fixed maturities, fair value option	—	(29)	(67)
Equity securities, available-for-sale	(199)	(58)	(535)
Mortgage loans	(469)	(263)	(282)
Partnerships	(235)	(151)	(199)
Net payments for derivatives	(283)	(261)	(167)
Net increase (decrease) in policy loans	12	2	(31)
Net additions to property and equipment	(18)	—	—
Net proceeds from (payments for) short-term investments	251	(769)	1,604
Other investing activities, net	43	(25)	1
Net cash provided by investing activities	1,466	864	1,446
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,549	4,162	4,674
Withdrawals and other deductions from investment and universal life-type contracts	(13,749)	(14,871)	(16,972)
Net transfers from separate accounts related to investment and universal life-type contracts	7,969	9,811	10,987
Net increase in securities loaned or sold under agreements to repurchase	360	268	264
Return of capital to parent	(1,396)	(752)	(1,001)
Net repayments at maturity or settlement of consumer notes	(13)	(17)	(33)
Net cash used for financing activities	(2,280)	(1,399)	(2,081)
Net (decrease) increase in cash	(17)	249	47
Cash — beginning of year	554	305	258
Cash — end of year	$537	$554	$305
Supplemental Disclosure of Cash Flow Information
Income tax received (paid)	57	210	(80)
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.
During the year ended December 31, 2017, the Company paid dividends of $1.4 billion to its parent.
The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
Consolidation
The Consolidated Financial Statements include the accounts of HLIC and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Sale of Life and Annuity Run-off Business
On December 3, 2017, the Company’s indirect parent, Hartford Holdings, Inc. ("HHI") entered into a definitive agreement to sell Hartford Life, Inc. ("HLI"), the Company's direct parent, to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. Under the terms of the purchase and sale agreement, the investor group will form a limited partnership that will acquire HLI, a holding company, and HLI’s life and annuity operating subsidiaries, including the Company.
Future Adoption of New Accounting Standards
Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings
In February, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in accumulated other comprehensive income ("AOCI") resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment.  Under U.S. GAAP the Company recorded the total effect of the change in enacted tax rates on deferred tax balances in the income tax expense component of net income.  The new accounting guidance permits the Company to reclassify $193 out of AOCI and into retained earnings for the “stranded” amount in AOCI that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. The Company will adopt the new guidance as of January 1, 2018 and make this $193 reclassification.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Hedging Activities
The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under current accounting, total hedge ineffectiveness is reported separately in realized gains and losses apart from the hedged transaction. The updated guidance is effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. Early adoption is permitted as of the beginning of a year. The Company has not yet determined the timing for adoption or estimated the effect on the Company’s financial statements.
Financial Instruments - Credit Losses
The FASB issued updated guidance for recognition and measurement of credit losses on financial instruments. The new guidance will replace the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at other than fair value, which will initially result in the recognition of greater allowances for losses. The allowance will be an estimate of credit losses expected over the life of debt instruments, such as mortgage loans, reinsurance recoverables and receivables. Credit losses on fixed maturities available-for-sale (“AFS”) carried at fair value will continue to be measured like other-than-temporary impairments (“OTTI”); however, the losses will be recognized through an allowance and no longer as an adjustment to the cost basis. Recoveries of OTTI will be recognized as reversals of valuation allowances and no longer accreted as investment income through an adjustment to the investment yield. The allowance on fixed maturities AFS cannot cause the net carrying value to be below fair value and, therefore, it is possible that future increases in fair value due to decreases in market interest rates could cause the reversal of a valuation allowance and increase net income. The new guidance also requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on contractual amounts due and an initial allowance recorded at the date of purchase. The guidance is effective January 1, 2020 through a cumulative-effect adjustment to retained earnings for the change in the allowance for credit losses for debt instruments carried at other than fair value. No allowance will be recognized at adoption for fixed maturities AFS; rather, their cost basis will be evaluated for an allowance for credit losses prospectively. The Company expects to adopt the updated guidance January 1, 2020, as required, although earlier adoption is permitted as of January 1, 2019. The Company has not yet determined the effect on the Company’s consolidated financial statements and the ultimate impact of the adoption will depend on the composition of the debt instruments and market conditions at the adoption date. Significant implementation matters yet to be addressed include estimating lifetime expected losses on debt instruments carried at other than fair value, determining the impact of valuation allowances on net investment income from fixed maturities AFS, updating our investment accounting system functionality to maintain adjustable valuation allowance on fixed maturities, AFS, subject to a fair value floor, and developing a detailed implementation plan.
Financial Instruments - Recognition and Measurement
The FASB issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, AFS, at fair value with changes in fair value reported in other comprehensive income. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholder's equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of January 1, 2018, the Company will reclassify from AOCI to retained earnings net unrealized gains of $11 related to equity securities, AFS having a fair value of $154. Had the new accounting guidance been in place since the beginning of 2017, the Company would have recognized mark-to-market gains of $3 after-tax in net income for the year ended December 31, 2017.
Revenue Recognition
The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. The Company will adopt the guidance on January 1, 2018, as required, and the adoption will have no effect on the Company’s financial position, results of operations or cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and is comprised of the run-off operations of annuity, institutional and private-placement life insurance businesses. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of AOCI, after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Effective January 1, 2018, equity securities will be measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Fixed maturities for which the Company elected the fair value option are classified as FVO, generally certain securities that contain embedded credit derivatives, and are carried at fair value with changes in value recorded in realized capital gains and losses. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2017, 2016, and 2015 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities FVO, and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, as well as ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of certain fair-value hedging instruments and their associated hedged item. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments are impaired and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings; however, for a portion of those investments, the Company used investment fund accounting applied to a wholly-owned fund of funds which was liquidated during 2016. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2017, 2016 and 2015.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC"), transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•	to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•	to manage liquidity;

•	to control transaction costs;

•	to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Fair Value Hedges - Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged in the Consolidated Statement of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.
For universal life-type contracts (including variable annuities), the DAC asset is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Contracts sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and the extent and duration of hedging activities and hedging costs.
The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual fund performance at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2017, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC models, as well as, EGPs used in the death and other insurance benefit reserving models.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders may exchange contracts or make modifications to existing contracts.  If the new contract or the modification results in a substantially changed replacement contract, the existing DAC is written off through income.  If the new or modified contract is not substantially changed, the existing DAC continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item in the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1	Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3
Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2017
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$819	$—	$806	$13
Collateralized debt obligations ("CDOs")	888	—	815	73
Commercial mortgage-backed securities ("CMBS")	2,084	—	2,058	26
Corporate	14,038	—	13,595	443
Foreign government/government agencies	407	—	406	1
Municipal	1,266	—	1,228	38
Residential mortgage-backed securities ("RMBS")	1,427	—	735	692
U.S. Treasuries	1,870	284	1,586	—
Total fixed maturities	22,799	284	21,229	1,286
Fixed maturities, FVO	32	—	32	—
Equity securities, trading [1]	12	12	—	—
Equity securities, AFS	154	61	47	46
Derivative assets
Credit derivatives	1	—	1	—
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	47	—	47	—
GMWB hedging instruments	69	—	35	34
Macro hedge program	19	—	—	19
Total derivative assets [2]	135	—	82	53
Short-term investments	1,094	807	287	—
Reinsurance recoverable for GMWB	36	—	—	36
Modified coinsurance reinsurance contracts	55	—	55	—
Separate account assets [3]	113,302	73,538	38,677	185
Total assets accounted for at fair value on a recurring basis	$137,619	$74,702	$60,409	$1,606
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(75)	$—	$—	$(75)
Total other policyholder funds and benefits payable	(75)	—	—	(75)
Derivative liabilities
Foreign exchange derivatives	(187)	—	(187)	—
Interest rate derivatives	(403)	—	(374)	(29)
GMWB hedging instruments	(2)	—	(2)	—
Macro hedge program	4	—	—	4
Total derivative liabilities [4]	(588)	—	(563)	(25)
Total liabilities accounted for at fair value on a recurring basis	$(663)	$—	$(563)	$(100)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2016
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$993	$—	$956	$37
CDOs	940	—	680	260
CMBS	2,146	—	2,125	21
Corporate	14,693	—	14,127	566
Foreign government/government agencies	345	—	328	17
Municipal	1,189	—	1,117	72
RMBS	1,760	—	1,049	711
U.S. Treasuries	1,753	230	1,523	—
Total fixed maturities	23,819	230	21,905	1,684
Fixed maturities, FVO	82	—	82	—
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	152	20	88	44
Derivative assets
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	30	—	30	—
GMWB hedging instruments	74	—	14	60
Macro hedge program	128	—	8	120
Total derivative assets [2]	235	—	55	180
Short-term investments	1,349	637	712	—
Reinsurance recoverable for GMWB	73	—	—	73
Modified coinsurance reinsurance contracts	68	—	68	—
Separate account assets [3]	111,634	71,606	38,856	201
Total assets accounted for at fair value on a recurring basis	$137,423	$72,504	$61,766	$2,182
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(241)	$—	$—	$(241)
Equity linked notes	(33)	—	—	(33)
Total other policyholder funds and benefits payable	(274)	—	—	(274)
Derivative liabilities
Credit derivatives	1	—	1	—
Equity derivatives	33	—	33	—
Foreign exchange derivatives	(247)	—	(247)	—
Interest rate derivatives	(434)	—	(404)	(30)
GMWB hedging instruments	20	—	(1)	21
Macro hedge program	50	—	3	47
Total derivative liabilities [4]	(577)	—	(615)	38
Total liabilities accounted for at fair value on a recurring basis	$(851)	$—	$(615)	$(236)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. See footnote 4 to this table for derivative liabilities.

[3]
Approximately $2.5 billion and $4.0 billion of investment sales receivable, as of December 31, 2017 and December 31, 2016, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $0.9 billion and $1.0 billion of investments, as of December 31, 2017 and December 31, 2016, respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[4]
Includes OTC and OTC-cleared derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:

•	Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•
Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, including certain municipal securities, foreign government/government agency securities, and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•
Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index and trade information, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•
Independent broker quotes, which are typically non-binding and use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments are determined primarily using a discounted cash flow model or option model technique and incorporate counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Controls
The fair value process for investments is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures, as well as to approve changes to valuation methodologies and pricing sources. Controls and procedures used to assess third-party pricing services are reviewed by the Valuation Committee, including the results of annual due-diligence reviews.
There are also two working groups under the Valuation Committee: a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"). The working groups, which include various investment, operations, accounting and risk management professionals, meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

The Securities Working Group reviews prices received from third parties to ensure that the prices represent a reasonable estimate of the fair value. The group considers trading volume, new issuance activity, market trends, new regulatory rulings and other factors to determine whether the market activity is significantly different than normal activity in an active market. A dedicated pricing unit follows up with trading and investment sector professionals and challenges prices of third-party pricing services when the estimated assumptions used differ from what the unit believes a market participant would use. If the available evidence indicates that pricing from third-party pricing services or broker quotes is based upon transactions that are stale or not from trades made in an orderly market, the Company places little, if any, weight on the third party service’s transaction price and will estimate fair value using an internal process, such as a pricing matrix.
The Derivatives Working Group reviews the inputs, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. A dedicated pricing team works directly with investment sector professionals to investigate the impacts of changes in the market environment on prices or valuations of derivatives. New models and any changes to current models are required to have detailed documentation and are validated to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval.
The Company conducts other monitoring controls around securities and derivatives pricing including, but not limited to, the following:

•	Review of daily price changes over specific thresholds and new trade comparison to third-party pricing services.

•	Daily comparison of OTC derivative market valuations to counterparty valuations.

•	Review of weekly price changes compared to published bond prices of a corporate bond index.

•	Monthly reviews of price changes over thresholds, stale prices, missing prices, and zero prices.

•	Monthly validation of prices to a second source for securities in most sectors and for certain derivatives.
In addition, The Hartford’s enterprise-wide Operational Risk Management function, led by the Chief Risk Officer, is responsible for model risk management and provides an independent review of the suitability and reliability of model inputs, as well as an analysis of significant changes to current models.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Level 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CDOs CMBS and RMBS)

• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS and RMBS:
• Estimate of future principal prepayments, derived based on the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity

Corporates

• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing :
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Independent broker quotes
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements
• Independent broker quotes • Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short Term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	Not applicable
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
As of December 31, 2017
CMBS [3]	$15	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,816bps	457bps	Decrease
Corporate [4]	190	Discounted cash flows	Spread	103bps	1,000bps	355bps	Decrease
Municipal [3]	22	Discounted cash flows	Spread	192bps	250bps	228bps	Decrease
RMBS [3]	692	Discounted cash flows	Spread	24bps	463bps	77bps	Decrease
			Constant prepayment rate	—%	25%	6%	Decrease [5]
			Constant default rate	—%	7%	4%	Decrease
			Loss severity	—%	100%	65%	Decrease
As of December 31, 2016
CMBS [3]	$9	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	10bps	1,273bps	249bps	Decrease
Corporate [4]	265	Discounted cash flows	Spread	122bps	1,021bps	373bps	Decrease
Municipal [3]	56	Discounted cash flows	Spread	135bps	286bps	195bps	Decrease
RMBS [3]	704	Discounted cash flows	Spread	16bps	1,830bps	189bps	Decrease
			Constant prepayment rate	—%	20%	4%	Decrease [5]
			Constant default rate	1%	10%	5%	Decrease
			Loss severity	—%	100%	75%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[3]	Excludes securities for which the Company based fair value on broker quotations.

[4]
Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]	Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
As of December 31, 2017
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	2%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(26)	Option model	Equity volatility	19%	19%	Increase
Equity options	1	Option model	Equity volatility	27%	30%	Increase
Customized swaps	59	Discounted cash flows	Equity volatility	7%	30%	Increase
Macro hedge program
Equity options [2]	29	Option model	Equity volatility	18%	31%	Increase
As of December 31, 2016
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(36)	Option model	Equity volatility	20%	23%	Increase
Equity options	17	Option model	Equity volatility	27%	30%	Increase
Customized swaps	100	Discounted cash flows	Equity volatility	12%	30%	Increase
Macro hedge program
Equity options	188	Option model	Equity volatility	17%	28%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Excludes derivatives for which the Company bases fair value on broker quotations.
The tables above exclude the portion of ABS, index options and certain corporate securities for which fair values are predominately based on independent broker quotes. While the Company does not have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities, increases in these inputs would generally cause fair values to decrease. For the year ended December 31, 2017, no significant adjustments were made by the Company to broker prices received.
Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $773 and $563, for the years ended December 31, 2017 and 2016, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2017 and 2016, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2017 and 2016, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives
The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable in the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives
The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported in the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables in the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Controls
Oversight of the Company's valuation policies and processes for GMWB embedded, reinsurance, and customized derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company's valuation model as well as associated controls.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior. These assumptions are input into a stochastic risk neutral scenario process that is used to determine the valuation and involves numerous estimates and subjective judgments regarding a number of variables.
The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement further initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated at least annually as part of the Company’s annual fourth-quarter comprehensive study to refine its estimate of future gross profits. In addition, the Company recognizes non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Credit Standing Adjustment
The credit standing adjustment is an estimate of the additional amount that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions Assumptions about policyholder behavior, including: • Withdrawal utilization • Withdrawal rates • Lapse rates • Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
As of December 31, 2017
Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	40%	Decrease
Reset Elections [5]	30%	75%	Increase
Equity Volatility [6]	7%	30%	Increase
As of December 31, 2016
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	40%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	12%	30%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 51%and 39% were subject to significant liquidation restrictions as of December 31, 2017 and December 31, 2016, respectively. Total limited partnerships that do not allow any form of redemption were 21% and 11%, as of December 31, 2017 and December 31, 2016, respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS, and commercial mortgage loans.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2017
		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2017	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2017
Assets
Fixed Maturities, AFS
ABS	$37	$—	$—	$14	$(6)	$—	$6	$(38)	$13
CDOs	260	14	(17)	147	(107)	(19)	—	(205)	73
CMBS	21	—	1	33	(4)	—	—	(25)	26
Corporate	566	(8)	23	111	(7)	(95)	78	(225)	443
Foreign Govt./Govt. Agencies	17	—	1	3	(2)	—	—	(18)	1
Municipal	72	—	4	—	(1)	(5)	—	(32)	38
RMBS	711	—	19	155	(185)	—	—	(8)	692
Total Fixed Maturities, AFS	1,684	6	31	463	(312)	(119)	84	(551)	1,286
Equity Securities, AFS	44	—	(4)	6	—	—	—	—	46
Freestanding Derivatives
Interest rate	(30)	1	—	—	—	—	—	—	(29)
GMWB hedging instruments	81	(47)	—	—	—	—	—	—	34
Macro hedge program	167	10	—	9	—	(163)	—	—	23
Total Freestanding Derivatives [5]	218	(36)	—	9	—	(163)	—	—	28
Reinsurance Recoverable for GMWB	73	(52)	—	—	15	—	—	—	36
Separate Accounts	201	3	6	152	(8)	(53)	11	(127)	185
Total Assets	$2,220	$(79)	$33	$630	$(305)	$(335)	$95	$(678)	$1,581
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(241)	231	—	—	(65)	—	—	—	(75)
Equity Linked Notes	(33)	(4)	—	—	37	—	—	—	—
Total Other Policyholder Funds and Benefits Payable	(274)	227	—	—	(28)	—	—	—	(75)
Total Liabilities	$(274)	$227	$—	$—	$(28)	$—	$—	$—	$(75)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2016
		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2016	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2016
Assets
Fixed Maturities, AFS
ABS	$5	$—	$—	$35	$(2)	$(2)	$5	$(4)	$37
CDOs	330	(1)	(14)	62	(117)	—	—	—	260
CMBS	62	—	(2)	43	(13)	(2)	—	(67)	21
Corporate	534	(6)	10	87	(63)	(126)	368	(238)	566
Foreign Govt./Govt. Agencies	17	—	1	8	(4)	(5)	—	—	17
Municipal	49	—	—	16	(1)	—	8	—	72
RMBS	628	(1)	4	268	(154)	(26)	2	(10)	711
Total Fixed Maturities, AFS	1,625	(8)	(1)	519	(354)	(161)	383	(319)	1,684
Fixed Maturities, FVO	2	—	—	1	—	(1)	—	(2)	—
Equity Securities, AFS	38	(1)	6	4	—	(3)	—	—	44
Freestanding Derivatives
Equity	—	(8)	—	8	—	—	—	—	—
Interest rate	(29)	(1)	—	—	—	—	—	—	(30)
GMWB hedging instruments	135	(60)	—	—	—	—	—	6	81
Macro hedge program	147	(38)	—	63	(6)	—	—	1	167
Total Freestanding Derivatives [5]	253	(107)	—	71	(6)	—	—	7	218
Reinsurance Recoverable for GMWB	83	(24)	—	—	14	—	—	—	73
Separate Accounts	139	(1)	(3)	320	(15)	(78)	17	(178)	201
Total Assets	$2,140	$(141)	$2	$915	$(361)	$(243)	$400	$(492)	$2,220
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(262)	88	—	—	(67)	—	—	—	(241)
Equity Linked Notes	(26)	(7)	—	—	—	—	—	—	(33)
Total Other Policyholder Funds and Benefits Payable	(288)	81	—	—	(67)	—	—	—	(274)
Total Liabilities	$(288)	$81	$—	$—	$(67)	$—	$—	$—	$(274)

[1]
The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
Amounts in these rows are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]	All amounts are before income taxes and amortization of DAC.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at Year End
	December 31, 2017 [1] [2]	December 31, 2016 [1] [2]
Assets
Fixed Maturities, AFS
CMBS	$—	$(1)
Corporate	(1)	(13)
Total Fixed Maturities, AFS	(1)	(14)
Equity Securities, AFS	—	(1)
Freestanding Derivatives
Interest Rate	1	—
GMWB hedging instruments	(61)	(52)
Macro hedge program	(77)	(33)
Total Freestanding Derivatives	(137)	(85)
Reinsurance Recoverable for GMWB	(52)	(24)
Separate Accounts	1	—
Total Assets	$(189)	$(124)
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	$231	$88
Equity Linked Notes	(4)	(7)
Total Other Policyholder Funds and Benefits Payable	227	81
Total Liabilities	$227	$81

[1]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[2]	Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
Fair Value Option
The Company has elected the fair value option for certain securities that contain embedded credit derivatives with underlying credit risk, related to residential real estate, and these securities are included within Fixed Maturities, FVO on the Consolidated Balance Sheets.
The Company also previously elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedged the risk associated with the investments. The swaps did not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps were recorded in net realized capital gains and losses. These equity securities were classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities was recorded in net investment income and changes in fair value were recorded in net realized capital gains and losses. The Company did not hold any of these equity securities as of December 31, 2017 or December 31, 2016.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Fair Value of Assets using the Fair Value Option
	For the year ended December 31,
	2017	2016	2015
Assets
Fixed maturities, FVO
CDOs	$—	$—	$1
Corporate	—	—	(3)
Foreign government	—	—	2
RMBS	—	3	—
Total fixed maturities, FVO	$—	$3	$—
Equity, FVO	1	(34)	(12)
Total realized capital gains (losses)	$1	$(31)	$(12)

Fair Value of Assets and Liabilities using the Fair Value Option
	As of December 31,
	2017	2016
Assets
Fixed maturities, FVO
RMBS	$32	$82
Total fixed maturities, FVO	$32	$82

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Carrying Amount	Fair Value
	December 31, 2017
Assets
Policy loans	Level 3	$1,432	$1,432
Mortgage loans	Level 3	$2,872	$2,941
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$5,905	$6,095
Consumer notes [2] [3]	Level 3	$8	$8
Assumed investment contracts [3]	Level 3	$342	$361
	December 31, 2016
Assets
Policy loans	Level 3	$1,442	$1,442
Mortgage loans	Level 3	$2,811	$2,843
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$6,436	$6,626
Consumer notes [2] [3]	Level 3	$20	$20
Assumed investment contracts [3]	Level 3	$487	$526

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in preceding disclosures.

[3]	Included in other liabilities in the Consolidated Balance Sheets.
Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans.
Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, are estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.
Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	For the years ended December 31,
(Before-tax)	2017	2016	2015
Fixed maturities [1]	$995	$1,049	$1,095
Equity securities	9	8	7
Mortgage loans	124	135	152
Policy loans	79	83	82
Limited partnerships and other alternative investments	75	86	97
Other investments [2]	54	64	82
Investment expenses	(55)	(52)	(59)
Total net investment income	$1,281	$1,373	$1,456

[1]	Includes net investment income on short-term investments.

[2]	Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.

Net Realized Capital Losses
	For the years ended December 31,
(Before-tax)	2017	2016	2015
Gross gains on sales	$226	$211	$239
Gross losses on sales	(58)	(93)	(211)
Net OTTI losses recognized in earnings	(14)	(28)	(61)
Valuation allowances on mortgage loans	2	—	(4)
Results of variable annuity hedge program
GMWB derivatives, net	48	(38)	(87)
Macro hedge program	(260)	(163)	(46)
Total results of variable annuity hedge program	(212)	(201)	(133)
Transactional foreign currency revaluation	(1)	(70)	(4)
Non-qualifying foreign currency derivatives	(5)	57	(16)
Other, net [1]	2	(39)	44
Net realized capital losses	$(60)	$(163)	$(146)

[1]	Includes non-qualifying derivatives, excluding variable annuity hedge program and foreign currency derivatives, of $(13), $(12), and $46, respectively for 2017, 2016 and 2015.
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $153, $89 and $(27) for the years ended December 31, 2017, 2016 and 2015, respectively.

Sales of AFS Securities
	For the years ended December 31,
	2017	2016	2015
Fixed maturities, AFS
Sale proceeds	$7,979	$7,409	$9,454
Gross gains	211	206	195
Gross losses	(56)	(85)	(161)
Equity securities, AFS
Sale proceeds	$203	$321	$586
Gross gains	13	4	26
Gross losses	(1)	(8)	(26)
Sales of AFS securities in 2017 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments
The Company will record an other-than-temporary impairment (“OTTI”) for fixed maturities and certain equity securities with debt-like characteristics (collectively “debt securities”) if the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security.
The Company will also record an OTTI for those debt securities for which the Company does not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit amount, which is recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows becomes the new cost basis and accretes prospectively into net investment income over the estimated remaining life of the security.
The Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company considers, but is not limited to (a) changes in the financial condition of the issuer and the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, security-specific developments, industry earnings multiples and the issuer’s ability to restructure and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ("LTV") ratios, average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.
The Company will also record an OTTI for equity securities where the decline in the fair value is deemed to be other-than-temporary. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the new cost basis. The Company’s evaluation and assumptions used to determine an equity OTTI include, but is not limited to, (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. For the remaining equity securities which are determined to be temporarily impaired, the Company asserts its intent and ability to retain those equity securities until the price recovers.

Impairments in Earnings by Type
	For the years ended December 31,
	2017	2016	2015
Intent-to-sell impairments	$—	$4	$24
Credit impairments	14	22	23
Impairments on equity securities	—	2	14
Total impairments	$14	$28	$61

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Cumulative Credit Impairments
	For the years ended December 31,
(Before-tax)	2017	2016	2015
Balance as of beginning of period	$(170)	$(211)	$(296)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(1)	(9)	(11)
Securities previously impaired	(13)	(13)	(12)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	82	44	58
Securities the Company made the decision to sell or more likely than not will be required to sell	—	—	1
Securities due to an increase in expected cash flows	14	19	49
Balance as of end of period	$(88)	$(170)	$(211)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.
Available-for-Sale Securities

AFS Securities by Type
	December 31, 2017					December 31, 2016
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]
ABS	$821	$9	$(11)	$819	$—	$1,011	$9	$(27)	$993	$—
CDOs	886	2	—	888	—	893	49	(2)	940	—
CMBS	2,061	45	(22)	2,084	(1)	2,135	45	(34)	2,146	(1)
Corporate	12,587	1,483	(32)	14,038	—	13,677	1,111	(95)	14,693	—
Foreign govt./govt. agencies	379	30	(2)	407	—	337	18	(10)	345	—
Municipal	1,125	142	(1)	1,266	—	1,098	97	(6)	1,189	—
RMBS	1,388	41	(2)	1,427	—	1,742	34	(16)	1,760	—
U.S. Treasuries	1,667	206	(3)	1,870	—	1,614	153	(14)	1,753	—
Total fixed maturities, AFS	20,914	1,958	(73)	22,799	(1)	22,507	1,516	(204)	23,819	(1)
Equity securities, AFS	140	14	—	154	—	142	12	(2)	152	—
Total AFS securities	$21,054	$1,972	$(73)	$22,953	$(1)	$22,649	$1,528	$(206)	$23,971	$(1)

[1]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2017 and 2016.

Fixed maturities, AFS, by Contractual Maturity Year
	December 31, 2017		December 31, 2016
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$844	$850	$722	$727
Over one year through five years	3,498	3,580	4,184	4,301
Over five years through ten years	3,178	3,321	3,562	3,649
Over ten years	8,238	9,830	8,258	9,303
Subtotal	15,758	17,581	16,726	17,980
Mortgage-backed and asset-backed securities	5,156	5,218	5,781	5,839
Total fixed maturities, AFS	$20,914	$22,799	$22,507	$23,819
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government securities as of December 31, 2017 or December 31, 2016. As of December 31, 2017, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were HSBC Holdings PLC, Microsoft Corporation, and National Grid PLC, which each comprised less than 1% of total invested assets. As of December 31, 2016, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were National Grid PLC, HSBC Holdings PLC, and Oracle Corp., which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2017, were financial services, utilities, and CMBS which comprised approximately 9%, 9% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2016 were financial services, utilities, and consumer non-cyclical which comprised approximately 10%, 9% and 7%, respectively, of total invested assets.
Unrealized Losses on AFS Securities

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2017
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$158	$157	$(1)	$219	$209	$(10)	$377	$366	$(11)
CDOs	242	242	—	37	37	—	279	279	—
CMBS	524	517	(7)	346	331	(15)	870	848	(22)
Corporate	1,082	1,074	(8)	779	755	(24)	1,861	1,829	(32)
Foreign govt./govt. agencies	60	59	(1)	35	34	(1)	95	93	(2)
Municipal	9	9	—	10	9	(1)	19	18	(1)
RMBS	288	287	(1)	28	27	(1)	316	314	(2)
U.S. Treasuries	382	380	(2)	38	37	(1)	420	417	(3)
Total fixed maturities, AFS	2,745	2,725	(20)	1,492	1,439	(53)	4,237	4,164	(73)
Equity securities, AFS	6	6	—	3	3	—	9	9	—
Total securities in an unrealized loss position	$2,751	$2,731	$(20)	$1,495	$1,442	$(53)	$4,246	$4,173	$(73)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2016
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$249	$248	$(1)	$265	$239	$(26)	$514	$487	$(27)
CDOs	325	325	—	210	208	(2)	535	533	(2)
CMBS	1,058	1,030	(28)	139	133	(6)	1,197	1,163	(34)
Corporate	2,535	2,464	(71)	402	378	(24)	2,937	2,842	(95)
Foreign govt./govt. agencies	164	155	(9)	6	5	(1)	170	160	(10)
Municipal	166	160	(6)	—	—	—	166	160	(6)
RMBS	548	535	(13)	198	195	(3)	746	730	(16)
U.S. Treasuries	385	371	(14)	—	—	—	385	371	(14)
Total fixed maturities, AFS	5,430	5,288	(142)	1,220	1,158	(62)	6,650	6,446	(204)
Equity securities, AFS	59	57	(2)	5	5	—	64	62	(2)
Total securities in an unrealized loss position	$5,489	$5,345	$(144)	$1,225	$1,163	$(62)	$6,714	$6,508	$(206)
As of December 31, 2017, AFS securities in an unrealized loss position consisted of 1,254 securities, primarily in the corporate and CMBS sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2017, 93% of these securities were depressed less than 20% of cost or amortized cost. The improvement in unrealized losses during 2017 was primarily attributable to tighter credit spreads.
Most of the securities depressed for twelve months or more primarily relate to student loan ABS, structured securities with exposure to commercial real estate, and corporate securities. Student loan ABS were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities and commercial real estate securities were primarily depressed because current market spreads are wider than spreads at the securities' respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.
Mortgage Loans
Mortgage Loan Valuation Allowances
Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. The Company reviews mortgage loans on a quarterly basis to identify potential credit losses. Among other factors, management reviews current and projected macroeconomic trends, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historical, current and projected delinquency rates and property values. Estimates of collectibility require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and estimated value. The mortgage loan's estimated value is most frequently the Company's share of the fair value of the collateral but may also be the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate or (b) the loan’s observable market price. A valuation allowance may be recorded for an individual loan or for a group of loans that have an LTV ratio of 90% or greater, a low DSCR or have other lower credit quality characteristics. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the borrowers continue to make payments under the original or restructured loan terms. The Company stops accruing interest income on loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. The company resumes accruing interest income when it determines that sufficient collateral exists to satisfy the full amount of the loan principal and interest payments and when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

As of December 31, 2017, commercial mortgage loans had an amortized cost and carrying value of $2.9 billion, with no valuation allowance. As of December 31, 2016, commercial mortgage loans had an amortized cost of $2.8 billion, with a valuation allowance of $19 and a carrying value of $2.8 billion. Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2017 and 2016, the carrying value of mortgage loans that had a valuation allowance was $0 and $31, respectively. There were no mortgage loans held-for-sale as of December 31, 2017 or December 31, 2016. As of December 31, 2017, the Company had an immaterial amount of mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

Valuation Allowance Activity
	For the years ended December 31,
	2017	2016	2015
Balance as of January 1	$(19)	$(19)	$(15)
(Additions)/Reversals	(1)	—	(4)
Deductions	20	—	—
Balance as of December 31	$—	$(19)	$(19)
The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 49% as of December 31, 2017, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan collateral values are updated no less than annually through reviews of the underlying properties. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.65x as of December 31, 2017. As of December 31, 2017 the Company held no delinquent commercial mortgages loan past due by 90 days or more. As of December 31, 2016, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income. Following the conclusion of the loan's foreclosure process, the property transferred at its carrying value, net of the valuation allowance, to a real-estate owned investment during 2017. As of December 31, 2017, the real-estate owned investment had a total carrying value of $15.

Commercial Mortgage Loans Credit Quality
	December 31, 2017		December 31, 2016
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$5	1.26x	$20	0.59x
65% - 80%	125	1.88x	182	2.17x
Less than 65%	2,742	2.69x	2,609	2.61x
Total commercial mortgage loans	$2,872	2.65x	$2,811	2.55x

Mortgage Loans by Region
	December 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$62	2.1%	$54	1.9%
East South Central	14	0.5%	14	0.5%
Middle Atlantic	291	10.1%	237	8.4%
New England	92	3.2%	93	3.3%
Pacific	838	29.2%	814	29.0%
South Atlantic	608	21.2%	613	21.8%
West South Central	195	6.8%	128	4.6%
Other [1]	772	26.9%	858	30.5%
Total mortgage loans	$2,872	100%	$2,811	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Property Type
	December 31, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Industrial	$743	25.9%	$793	28.2%
Lodging	24	0.8%	25	0.9%
Multifamily	662	23.0%	535	19.0%
Office	685	23.9%	605	21.5%
Retail	557	19.4%	611	21.8%
Other	201	7.0%	242	8.6%
Total mortgage loans	$2,872	100%	$2,811	100%
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be VIEs primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Condensed Consolidated Financial Statements. As of December 31, 2017 and December 31, 2016 the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. Upon the adoption of the new consolidation guidance discussed above, these investments are now considered VIEs. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2017 and December 31, 2016 is limited to the total carrying value of $900 and $859, respectively, which are included in limited partnerships and other alternative investments in the Company's Consolidated Balance Sheets. As of December 31, 2017 and December 31, 2016, the Company has outstanding commitments totaling $673 and $497, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CDOs, CMBS and RMBS in the Available-for-Sale Securities table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through securities lending and repurchase agreements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Securities Lending
Under a securities lending program, the Company lends certain fixed maturities within the corporate, foreign government/government agencies, and municipal sectors as well as equity securities to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s Condensed Consolidated Balance Sheets. Additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Condensed Consolidated Balance Sheets. Income associated with securities lending transactions is reported as a component of net investment income in the Company’s Condensed Consolidated Statements of Operations.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. These transactions generally have a contractual maturity of ninety days or less. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Condensed Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Condensed Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing.

Securities Lending and Repurchase Agreements
	December 31, 2017	December 31, 2016
	Fair Value	Fair Value
Securities Lending Transactions:
Gross amount of securities on loan	$674	$435
Gross amount of associated liability for collateral received [1]	$689	$446

Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$202	$118
Gross amount of collateral pledged related to repurchase agreements [2]	$206	$121

[1]
Cash collateral received is reinvested in fixed maturities, AFS and short term investments which are included in the Condensed Consolidated Balance Sheets. Amount includes additional securities collateral received of $1 and $26 million which are excluded from the Company's Condensed Consolidated Balance Sheets as of December 31, 2017 and December 31, 2016, respectively.

[2]	Collateral pledged is included within fixed maturities, AFS and short term investments in the Company's Condensed Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2017 and December 31, 2016, the fair value of securities on deposit was $22 and $21, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2017 is limited to the total carrying value of $1.0 billion. In addition, the Company has outstanding commitments totaling approximately $683, to fund limited partnership and other alternative investments as of December 31, 2017. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2017, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $161.1 billion and $100.6 billion as of December 31, 2017 and 2016, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $46.5 billion and $17.6 billion as of December 31, 2017 and 2016, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.8 billion, $0.9 billion and $0.8 billion for the periods ended December 31, 2017, 2016 and 2015, respectively. Aggregate net income of the limited partnerships in which the Company invested totaled $8.1 billion, $7.4 billion, and $5.2 billion for the periods ended December 31, 2017, 2016 and 2015, respectively. As of, and for the period ended, December 31, 2017, the aggregated summarized financial data reflects the latest available financial information.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. The Company has also entered into forward starting swap agreements to hedge the interest rate exposure related to the future purchase of fixed-rate securities, primarily to hedge interest rate risk inherent in the assumptions used to price certain product liabilities.
Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Fair Value Hedges
The Company previously used interest rate swaps to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps were typically used to manage interest rate duration.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Interest Rate Swaps, Swaptions, and Futures
The Company uses interest rate swaps, swaptions, and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of both December 31, 2017 and 2016, the notional amount of interest rate swaps in offsetting relationships was $2.7 billion.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash and, previously, to hedge equity securities.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Fixed Payout Annuity Hedge
The Company has obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company invests in U.S. dollar denominated assets to support the assumed reinsurance liability. The Company has in place pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio. The Company previously entered into total return swaps to hedge equity risk of specific common stock investments which were accounted for using fair value option in order to align the accounting treatment within net realized capital gains (losses). In addition, the Company formerly offered certain equity indexed products that remain in force, a portion of which contained embedded derivatives that require changes in value to be bifurcated from the host contract. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
Commodity Contracts
The Company has used put option contracts on oil futures to partially offset potential losses related to certain fixed maturity securities that could be impacted by changes in oil prices. These options were terminated at the end of 2015.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
The Company utilizes derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedge changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Notional Amount		Fair Value
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Customized swaps	$5,023	$5,191	$59	$100
Equity swaps, options, and futures	1,407	1,362	(31)	(27)
Interest rate swaps and futures	3,022	3,703	39	21
Total	$9,452	$10,256	$67	$94
Macro Hedge Program
The Company utilizes equity swaps, options, forwards and futures to provide partial protection against the statutory tail scenario risk arising from GMWB and the GMDB liabilities on the Company's statutory surplus. These derivatives cover some of the residual risks not otherwise covered by the dynamic hedging program.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2017 and 2016, the Company had approximately $861 and $875, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Cash flow hedges
Interest rate swaps	$1,486	$1,794	$—	$7	$6	$9	$(6)	$(2)
Foreign currency swaps	182	164	(12)	(16)	5	10	(17)	(26)
Total cash flow hedges	1,668	1,958	(12)	(9)	11	19	(23)	(28)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,219	2,774	(356)	(411)	339	249	(695)	(660)
Foreign exchange contracts
Foreign currency swaps and forwards	342	382	(6)	36	—	36	(6)	—
Fixed payout annuity hedge	540	804	(170)	(263)	—	—	(170)	(263)
Credit contracts
Credit derivatives that purchase credit protection	80	131	(3)	(3)	—	—	(3)	(3)
Credit derivatives that assume credit risk [1]	380	458	3	4	9	5	(6)	(1)
Credit derivatives in offsetting positions	200	1,006	1	(1)	9	16	(8)	(17)
Equity contracts
Equity index swaps and options	—	100	—	—	—	33	—	(33)
Variable annuity hedge program
GMWB product derivatives [2]	11,390	13,114	(75)	(241)	—	—	(75)	(241)
GMWB reinsurance contracts	2,372	2,709	35	73	35	73	—	—
GMWB hedging instruments	9,452	10,256	67	94	120	190	(53)	(96)
Macro hedge program	7,252	6,532	23	178	45	201	(22)	(23)
Other
Modified coinsurance reinsurance contracts	861	875	55	68	55	68	—	—
Total non-qualifying strategies	36,088	39,141	(426)	(466)	612	871	(1,038)	(1,337)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$37,756	$41,099	$(438)	$(475)	$623	$890	$(1,061)	$(1,365)
Balance Sheet Location
Fixed maturities, available-for-sale	$39	$121	$—	$—	$—	$—	$—	$—
Other investments	10,340	12,732	135	235	302	325	(167)	(90)
Other liabilities	12,754	11,498	(588)	(577)	231	424	(819)	(1,001)
Reinsurance recoverables	3,233	3,584	90	141	90	141	—	—
Other policyholder funds and benefits payable	11,390	13,164	(75)	(274)	—	—	(75)	(274)
Total derivatives	$37,756	$41,099	$(438)	$(475)	$623	$890	$(1,061)	$(1,365)

[1]	The derivative instruments related to this strategy are held for other investment purposes.

[2]	These derivatives are embedded within liabilities and are not held for risk management purposes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2017
Other investments	$533	$491	$135	$(93)	$—	$42
Other liabilities	(986)	(307)	(588)	(91)	(674)	(5)
As of December 31, 2016
Other investments	$749	$588	$235	$(74)	$101	$60
Other liabilities	(1,091)	(396)	(577)	(118)	(655)	(40)

[1]	Included in other invested assets in the Company's Consolidated Balance Sheets.

[2]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]	Included in other investments in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]	Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)
	2017	2016	2015
Interest rate swaps	$(13)	$(16)	$3
Foreign currency swaps	4	2	—
Total	$(9)	$(14)	$3

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2017	2016	2015
Interest rate swaps	Net realized capital (losses) gains	$(1)	$1	$(1)
Interest rate swaps	Net investment income	26	25	33
Foreign currency swaps	Net realized capital gains (losses)	11	(2)	(9)
Total		$36	$24	$23
During the years ended December 31, 2017, 2016, and 2015, the Company had no ineffectiveness recognized in income within net realized gains (losses).

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2017, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $54. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
During the years ended December 31, 2017, 2016, and 2015, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
For the years ended December 31, 2017, 2016, and 2015, the Company recognized in income immaterial gains and (losses) for the ineffective portion of fair value hedges related to the derivative instrument and the hedged item.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2017	2016	2015
Variable annuity hedge program
GMWB product derivatives	$231	$88	$(59)
GMWB reinsurance contracts	(49)	(14)	17
GMWB hedging instruments	(134)	(112)	(45)
Macro hedge program	(260)	(163)	(46)
Total variable annuity hedge program	(212)	(201)	(133)
Foreign exchange contracts
Foreign currency swaps and forwards	(9)	32	5
Fixed payout annuity hedge	4	25	(21)
Total foreign exchange contracts	(5)	57	(16)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	4	(18)	(7)
Credit contracts
Credit derivatives that purchase credit protection	(12)	(9)	3
Credit derivatives that assume credit risk	18	15	(4)
Equity contracts
Equity index swaps and options	3	30	19
Commodity contracts
Commodity options	—	—	(5)
Other
Modified coinsurance reinsurance contracts	(13)	(12)	46
Total other non-qualifying derivatives	(13)	(12)	46
Total [1]	$(217)	$(138)	$(97)
[1] Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
As of December 31, 2017

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$120	$3	5 years	Corporate Credit/ Foreign Gov.	A-	$—	$—
Below investment grade risk exposure	43	—	Less than 1 Year	Corporate Credit	B	43	—
Basket credit default swaps [4]
Investment grade risk exposure	250	—	5 years	Corporate Credit	BBB+	—	—
Below investment grade risk exposure	22	2	3 years	Corporate Credit	B+	22	—
Investment grade risk exposure	15	(1)	4 years	CMBS Credit	A	5	—
Below investment grade risk exposure	30	(5)	Less than 1 Year	CMBS Credit	CCC	30	5
Total [5]	$480	$(1)				$100	$5

As of December 31, 2016

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$88	$—	3 years	Corporate Credit/ Foreign Gov.	A	$45	$—
Below investment grade risk exposure	43	—	1 year	Corporate Credit	B-	43	—
Basket credit default swaps [4]
Investment grade risk exposure	493	5	3 years	Corporate Credit	BBB+	225	(1)
Below investment grade risk exposure	22	2	4 years	Corporate Credit	B	22	(2)
Investment grade risk exposure	158	(2)	2 years	CMBS Credit	AA+	111	1
Below investment grade risk exposure	57	(13)	1 year	CMBS Credit	CCC	57	13
Embedded credit derivatives
Investment grade risk exposure	100	100	Less than 1 year	Corporate Credit	A+	—	—
Total [5]	$961	$92				$503	$11

[1]
The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2017 and 2016, the Company pledged cash collateral associated with derivative instruments with a fair value of $32 and $134, respectively, for which the collateral receivable has been primarily included within other assets on the Company's Consolidated Balance Sheets. As of December 31, 2017 and 2016, the Company also pledged securities collateral associated with derivative instruments with a fair value of $729 and $830, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.
As of December 31, 2017 and 2016, the Company accepted cash collateral associated with derivative instruments of $310 and $333, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2016 with a fair value of $107, of which the Company has the ability to sell or repledge $81. As of December 31, 2017 the Company did not hold any securties collateral. As of December 31, 2017 and 2016, the Company had no repledged securities and did not sell any securities.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.
The Company's reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2017	2016
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,448	$19,363
Other reinsurers	1,337	1,362
Gross reinsurance recoverables	$20,785	$20,725
As of December 31, 2017, the Company has reinsurance recoverables from MassMutual and Prudential of $8.3 billion and $11.1 billion, respectively. As of December 31, 2016, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.8 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. As of December 31, 2017, net of invested assets held in trust, the Company has no reinsurance-related concentrations of credit risk greater than 10% of the Company’s Consolidated Stockholder's Equity.
No allowance for uncollectible reinsurance is required as of December 31, 2017 and December 31, 2016. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.
Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.
Insurance Revenues
The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2017	2016	2015
Gross earned premiums, fee income and other	$2,434	$2,659	$2,877
Reinsurance assumed	116	129	113
Reinsurance ceded	(1,539)	(1,616)	(1,801)
Net earned premiums, fee income and other	$1,011	$1,172	$1,189
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,150, $1,131, and $1,094 for the years ended December 31, 2017, 2016, and 2015, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

The Company also maintains a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA"), whereby the Company has ceded all of its group life and group accident and health risk business to HLA. Under this treaty, the Company ceded group life premium of $27, $40, and $64 for the years ended December 31, 2017, 2016, and 2015, respectively. The Company ceded accident and health premiums to HLA of $70, $86, and $129 for the years ended December 31, 2017, 2016, and 2015, respectively.
6. Deferred Policy Acquisition Costs

Changes in the DAC Balance
	For the years ended December 31,
	2017	2016	2015
Balance, beginning of period	$463	$542	$521
Deferred costs	2	7	7
Amortization — DAC	(51)	(40)	(82)
Amortization — Unlock benefit (charge), pre-tax	3	(74)	13
Adjustments to unrealized gains and losses on securities AFS and other	(12)	28	83
Balance, end of period	$405	$463	$542

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2] [4]	Total
Liability balance as of January 1, 2017	$786	$2,627	$10,587	$14,000
Incurred [3]	185	313	777	1,275
Paid	(98)	—	(787)	(885)
Change in unrealized investment gains and losses	—	—	92	92
Liability balance as of December 31, 2017	$873	$2,940	$10,669	$14,482
Reinsurance recoverable asset, as of January 1, 2017	$432	$2,627	$1,697	$4,756
Incurred [3]	113	313	108	534
Paid	(81)	—	(63)	(144)
Reinsurance recoverable asset, as of December 31, 2017	$464	$2,940	$1,742	$5,146

	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2016	$863	$2,313	$10,674	$13,850
Incurred [3]	37	314	671	1,022
Paid	(114)	—	(785)	(899)
Change in unrealized investment gains and losses	—	—	27	27
Liability balance as of December 31, 2016	$786	$2,627	$10,587	$14,000
Reinsurance recoverable asset, as of January 1, 2016	$523	$2,313	$1,823	$4,659
Incurred [3]	—	314	(56)	258
Paid	(91)	—	(70)	(161)
Reinsurance recoverable asset, as of December 31, 2016	$432	$2,627	$1,697	$4,756

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Represents life-contingent reserves for which the company is subject to insurance and investment risk.

[3]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

[4]	Includes $285 of gross reserves and $288 of reinsurance recoverables that relates to business HLIC cedes to HLA.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2017
	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$13,769	$1,995	$300	71
With 5% rollup [2]	1,152	131	41	72
With Earnings Protection Benefit Rider (“EPB”) [3]	3,498	541	82	71
With 5% rollup & EPB	477	108	23	73
Total MAV	18,896	2,775	446
Asset Protection Benefit ("APB") [4]	10,107	92	62	70
Lifetime Income Benefit ("LIB") – Death Benefit [5]	452	4	4	71
Reset [6] (5-7 years)	2,469	6	5	70
Return of Premium ("ROP") [7] /Other	8,899	52	50	71
Subtotal Variable Annuity with GMDB/GMWB [10]	$40,823	$2,929	$567	71
Less: General Account Value with GMDB/GMWB	3,615
Subtotal Separate Account Liabilities with GMDB	37,208
Separate Account Liabilities without GMDB	78,626
Total Separate Account Liabilities	$115,834

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	AV includes the contract holder’s investment in the separate account and the general account.

[9]
NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $6.2 billion of total account value and weighted average attained age of 73 years. There is no NAR or retained NAR related to these contracts. Includes $1.9 billion of account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
Asset type	December 31, 2017	December 31, 2016
Equity securities (including mutual funds)	$34,496	$33,880
Cash and cash equivalents	2,712	3,045
Total	$37,208	$36,925
As of December 31, 2017 and December 31, 2016, approximately 15% and 16% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 85% and 84% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $0.9 billion in qualifying assets to secure FHLBB advances for 2018. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2017, the Company had no advances outstanding under the FHLBB facility.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes

The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2017	2016	2015
Income Tax Expense (Benefit)
Current - U.S. Federal	$4	$2	$36
Deferred - U.S. Federal	418	72	(6)
Total income tax expense	$422	$74	$30
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2017	2016
Tax basis deferred policy acquisition costs	$60	$101
Unearned premium reserve and other underwriting related reserves	4	6
Financial statement deferred policy acquisition costs and reserves	39	32
Investment-related items	155	135
Insurance product derivatives	12	79
Net operating loss carryover	681	1,155
Alternative minimum tax credit [1]	—	232
Foreign tax credit carryover	23	40
Other	29	191
Total Deferred Tax Assets	1,003	1,971
Deferred Tax Liabilities
Net unrealized gain on investments	(398)	(480)
Employee benefits	(49)	(54)
Total Deferred Tax Liabilities	(447)	(534)
Net Deferred Tax Assets	$556	$1,437
[1] Amount was reclassified to current tax receivable within other assets of the consolidated balance sheets.
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Reform”). Tax Reform establishes new tax laws that will affect 2018, including, but not limited to, (1) reduction of the U.S. federal corporate income tax rate from 35% to 21%; (2) elimination of the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized, (3) limitations on the deductibility of certain executive compensation, (4) changes to the discounting of statutory reserves for tax purposes, (5) modifications to the dividends received deduction, and (6) limitations on net operating losses (NOLs) generated after December 31, 2017 though there is no impact to the Company’s current NOL carryforwards.
In connection with our initial analysis of the impact of Tax Reform, the Company recorded a provisional net income tax expense of $396 in the period ending December 31, 2017. This net expense consists of a $379 reduction of The Company’s deferred tax assets primarily due to the reduction in the U.S. federal corporate income tax rate and a $17 sequestration fee payable associated with refundable AMT credits. Net of the sequestration fee payable, the Company's AMT credits of $234 have been reclassified to a current income tax receivable within other assets in the accompanying consolidated balance sheets. Tax reform allows for the refund of AMT credits over time but no later than 2022.
For components where we have made provisional estimates of the impact of Tax Reform, particularly the estimated amount of sequestration fee payable, adjustments to income tax expense, if any, will be made in the period the adjustments become known in 2018.
Under a separate entity approach, no current tax benefits would have been required to be recorded to equity in 2017, 2016, or 2015.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes (continued)

Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2017 and 2016, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,243 and $3,301, respectively. If unutilized, $3,240 of the losses expire from 2023-2036. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.
Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future ultimate parent's consolidated group earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time. As a condition of the close, in connection with the pending sale of HLI and subsidiaries, the Company will forego approximately $460 of deferred tax assets associated with net operating loss carryovers and foreign tax credits that will be retained by The Hartford. These deferred tax assets continue to be reflected as an asset in the accompanying financial statements as non-recoverability is contingent on the closing of the sale of the business.
Foreign Tax Credit Carryover
As of December 31, 2017 and 2016, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryover of $23 and $40 respectively. The foreign tax credit carryovers expire from 2023 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified and purchased certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided.
Alternative Minimum Tax Credit and Foreign Tax Credit Carryover
As noted above, because AMT credits are refundable the Company reflected AMT credits, net of a sequestration fee payable, as a current tax receivable at its undiscounted amount and they are no longer included as deferred tax assets.
Including AMT credits, the Company has a current income tax receivable of $341 and $64 as of December 31, 2017 and 2016, respectively.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2017 reflects a $3 net increase in the provision for income taxes from intercompany tax settlements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes (continued)

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	For the years ended December 31,
	2017	2016	2015
Tax provision at the U.S. federal statutory rate	$132	$125	$186
Dividends received deduction ("DRD")	(102)	(76)	(152)
Foreign related investments	(7)	(7)	(3)
IRS audit adjustments	—	31	—
Tax Reform	396	—	—
Other	3	1	(1)
Provision for income taxes	$422	$74	$30
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.

Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $2, $2 and $9 for the years ended December 31, 2017, 2016 and 2015, respectively.

Operating Leases
2018	$6
2019	5
2020	4
2021	3
2022	2
Thereafter	8
Total minimum lease payments	$28
Unfunded Commitments
As of December 31, 2017, the Company has outstanding commitments totaling $787, of which $683 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $23 of the outstanding commitments relate to various funding obligations associated with private placement securities. The remaining outstanding commitments of $81 relate to mortgage loans the Company is expecting to fund in the first half of 2018.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2017 and 2016 the liability balance was $8. As of December 31, 2017 and 2016 amounts related to premium tax offsets of $11 and $15, respectively, were included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2017, was $692. Of this $692 the legal entities have posted collateral of $847, which is inclusive of initial margin requirements, in the normal course of business. In addition, the Company has posted collateral of $31 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2017, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
On October 23, 2017, Moody’s lowered its counterparty credit and insurer financial strength ratings on Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company to Baa3. Given this downgrade action, termination rating triggers in two derivative counterparty relationships in which the Company has open derivative contracts were impacted. The Company has successfully re-negotiated the rating triggers with these counterparties. Accordingly, the Company does not expect the current hedging programs to be adversely impacted by the announcement of the downgrade of Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company. In addition, as a result of the downgrade of Hartford Life and Annuity Insurance Company, the Company is required to post an additional $9 of collateral related to a single counterparty relationship.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Transactions with Affiliates

Parent Company Transactions
Transactions of the Company with Hartford Fire Insurance Company ("Hartford Fire"), Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions, and employee costs. In addition, the Company has issued structured settlement contracts to fund claims settlements of property casualty insurance companies and self -insured entities. In many cases, the structured settlement contracts are to fund claim settlements of the Company's affiliated property and casualty companies whereby these property and casualty companies transferred funds to another affiliate of the Company to purchase the contracts. The Company had $0 and $53, respectively, of reserves for claim annuities purchased by affiliated entities as of December 31, 2017 and December 31, 2016, respectively. Reserves for annuities issued by the Company to The Hartford's property and casualty subsidiaries to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $682 and $711 as of December 31, 2017 and 2016, respectively.
Substantially all general insurance expenses related to the Company are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.
The Company issued a guarantee to retirees and vested terminated employees of The Hartford Retirement Plan for U.S. Employees (the "Plan”) who retired or terminated prior to January 1, 2004 (the Retirees"). The Plan is sponsored by The Hartford. The guarantee is a commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. In June 2017, The Hartford purchased a group annuity contract with The Prudential Insurance Company of America and settled a portion of The Hartford's benefit obligation, which included, among others, the Retirees. With the purchase of this group annuity contract, The Hartford has transferred its responsibility for the Retirees' pension benefits to The Prudential Insurance Company of America, thereby causing the Plan to have no further liability with respect to any and all of the benefits of the Retirees. Accordingly, the discharge of the underlying pension obligation has extinguished the Company's guarantee.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2017 and December 31, 2016, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Ceded to Affiliates
The Company maintains a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA") whereby the Company cedes both group life and group accident and health risk. Under this agreement, the Company ceded group life premium of $27, $40, and $64 for the years ended December 31, 2017, 2016, and 2015, respectively. The Company ceded accident and health premiums to HLA of $70, $86, and $129 for the years ended December 31, 2017, 2016, and 2015, respectively.
Effective August 1, 2016, the Company recaptured a reinsurance agreement with HLA, a wholly owned subsidiary of Hartford Life, Inc. whereby the Company had ceded a single group annuity contract to HLA under a 100% quota share agreement. As a result of this recapture, the Company received a return of premium of $90 and increased reserves by $63 resulting in a recognized pre-tax gain of approximately $27.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2017	2016	2015
Combined statutory net income	$369	$349	$371
Statutory capital	$3,552	$4,398	$4,939
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2017 and 2016. The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.
Dividends
Dividends to the Company from its insurance subsidiaries are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
In 2017, HLIC paid dividends of $1.4 billion of which $800 was a return of capital used by The Hartford to help fund the HLA acquisition of the Aetna's U.S. group life and disability business. $550 of the $800 return of capital was funded through an extraordinary dividend from HLAI to the Company and approved by the CTDOI.
On December 4, 2017, The Hartford announced it had entered into a definitive agreement to sell the company's parent, Hartford Life Inc., to a group of investors led by Cornell capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safara Group. Prior to the expected close in 2018, the Company anticipates paying an additional $300 in dividends to its parent, subject to approval by the CTDOI. The sale is anticipated to close by June 30, 2018, subject to regulatory approval and other closing conditions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2017
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$693	$32	$(3)	$722
OCI before reclassifications	428	(5)	—	423
Amounts reclassified from AOCI	(99)	(23)	—	(122)
OCI, net of tax	329	(28)	—	301
Ending balance	$1,022	$4	$(3)	$1,023

Changes in AOCI, Net of Tax for the Year Ended December 31, 2016
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$539	$57	$(3)	$593
OCI before reclassifications	212	(9)	—	203
Amounts reclassified from AOCI	(58)	(16)	—	(74)
OCI, net of tax	154	(25)	—	129
Ending balance	$693	$32	$(3)	$722

Changes in AOCI, Net of Tax for the Year Ended December 31, 2015
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassification from AOCI
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities	$153	$89	$(27)	Net realized capital losses
	153	89	(27)	Income before income taxes
	54	31	(9)	Income tax expense
	$99	$58	$(18)	Net (loss) income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$(1)	$1	$(1)	Net realized capital losses
Interest rate swaps	26	25	33	Net investment income
Foreign currency swaps	11	(2)	(9)	Net realized capital losses
	36	24	23	Income before income taxes
	13	8	8	Income tax expense
	$23	$16	$15	Net (loss) income
Total amounts reclassified from AOCI	$122	$74	$(3)	Net (loss) income
14. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2017	2016	2017	2016	2017	2016	2017	2016
Total revenues	$527	$487	$595	$622	$533	$702	$577	$571
Total benefits, losses and expenses	$441	$478	$450	$474	$462	$610	$503	$464
Net income	$75	$28	$112	$118	$83	$79	$(316)	$57

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement
(b)	(1)	Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement. (2)
	(3)	(b) Form of Dealer Agreement. (3)
	(4)	(a) Form of Individual Flexible Premium Variable Annuity Contract. (4)
	(4)	(b) MAV / MAV Plus (6)
	(4)	(c) Lifetime Income Foundation Rider (Single) (6)
	(4)	(d) Lifetime Income Foundation Rider (Joint Life / Spousal) (6)
	(4)	(e) Lifetime Income Builder II Rider (Single) (6)
	(4)	(f) Lifetime Income Builder II Rider (Joint Life / Spousal) (6)
	(4)	(g) The Hartford's Lifetime Income Builder Selects Rider (Single) (6)
	(4)	(h) The Hartford's Lifetime Income Builder Selects Rider (Joint Life / Spousal) (6)
	(4)	(i) The Hartford's Lifetime Income Builder Portfolios Rider (Single) (6)
	(4)	(j) The Hartford's Lifetime Income Builder Portfolios Rider (Joint Life / Spousal) (6)
	(4)	(k) Amendatory Rider - Annuity Commencement Date Deferral Option (8)
	(5)	Form of Application. (4)
	(6)	(a) Certificates of Incorporation of Hartford. (2)
	(6)	(b) Amended and Restated By-Laws of Hartford. (7)
	(7)	Form of Reinsurance Agreement. (2)
	(8)	Fund Participation Agreements and Amendments
(a) AIM Variable Insurance Funds (6)
(b) AllianceBernstein Variable Products Series Fund, Inc. (6)
(c) Fidelity Variable Insurance Products Funds (6)
(d) Franklin Templeton Variable Insurance Products Trust (6)
(e) Hartford HLS Series Fund II, Inc. (6)
Hartford Series Fund, Inc. (6)
(f) Lord Abbett Series Fund, Inc. (6)
(g) MFS Variable Insurance Trust (6)
(h) Oppenheimer Variable Account Funds (6)
(i) Putnam Variable Trust (6)

(j) Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990. (5)

(k) Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993. (5)
(l) Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997. (5)
(m) Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997. (5)
(n) Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc., dated March 12, 2001 (5)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
	(10)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1)	Incorporated by reference to Item No. 24(b)(1) in Post-Effective Amendment No. 2, to the Registration Statement File No. 033-80738, filed on April 26, 1995.

(2)	Incorporated by reference to Item 24(b)(3)(a) in Post-Effective Amendment No. 3, to the Registration Statement File No. 333-148564, filed on February 9, 2009.

(3)	Incorporated by reference to Item 24(b)(3)(b) in Post-Effective Amendment No. 2, to the Registration Statement File No. 033-73570, filed on May 1, 1996.

(4)	Incorporated by reference to Item 24(b)(4)(a) in Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101923, filed on April 7, 2003.

(5)	Incorporated by reference to Items 24(b)(8)(j), 8(k), 8(l), 8(m), and 8(n), respectively, in Post-Effective Amendment No. 10, to the Registration Statement File No. 333-148564, filed on May 3, 2010.

(6)	Incorporated by reference to Item 24(b)(4)(b)-4(j), and 24(b)(8)(a) - 8(i), respectively, Post-Effective Amendment No. 12, to the Registration Statement File No. 333-136543, filed on April 23, 2012.

(7)	Incorporated by reference to Item 24(b)(6)(b) in Post-Effective Amendment No. 8 to the Registration Statement File No. 333-176150, filed on April 25, 2014.

(8)	Incorporated by reference to Item 24(b)(4)(k) in Post-Effective Amendment No. 18 to the Registration Statement File No. 333-136543, filed on November 16, 2016.
ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Christopher S. Conner	Chief Compliance Officer of Separate Accounts
Christopher J. Dagnault (1)	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director
Robert W. Paiano	Executive Vice President, Director
Lisa M. Proch	Vice President and Chief Compliance Officer of Talcott Resolution
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Filed herein as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2018, there were 7,973 owners of qualified contracts and 6,125 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven
Hartford Life and Annuity Insurance Company - Separate Account VLI
Hartford Life and Annuity Insurance Company - Separate Account VLII
American Maturity Life Insurance Company - Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
Nutmeg Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Michael Chesman	Senior Vice President, Director of Taxes
Christopher J. Dagnault (1)	President, Chief Executive Officer, Director
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Kathleen E. Jorens	Vice President
Diane Krajewski	Director
Sabra R. Purtill	Treasurer
Robert Siracusa	Director
Mark M. Sosha	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.

(c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on April 19, 2018.

Hartford Life Insurance Company
SEPARATE ACCOUNT THREE (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chairman of the Board		Attorney-in-Fact

Hartford Life Insurance Company
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Executive Vice President, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer*	Date:	April 19, 2018

333-136543

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(26)	Organizational Chart
(99)	Power of Attorney